    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 27, 2004

                                                              FILE NO. 033-51294
                                                               FILE NO. 811-7140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [ ]
      POST-EFFECTIVE AMENDMENT NO. 35                            [X]
                            AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [ ]
      AMENDMENT NO. 37                                           [X]


                          VAN KAMPEN SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                         REGISTRANT'S TELEPHONE NUMBER
                                 (212) 762-5260


                             AMY R. DOBERMAN, ESQ.

                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS, INC.
                            1221 AVENUE OF AMERICAS

                            NEW YORK, NEW YORK 10020

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                            CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing be effective (Check appropriate box)
     [ ]  Immediately upon filing pursuant to paragraph (b)

     [X]  On October 29, 2004 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  On (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Common Shares, par value $0.001 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 35 to the Registration Statement contains 9 Class A Shares, Class B Shares, Class C Shares Prospectuses and 7 Class I Shares Prospectuses describing each of the 9 series of the Registrant listed below and one Statement of Additional Information describing all of the series of the Registrant. The Registration Statement is organized as follows:


     Facing Page

     Prospectuses relating to the series, in the following order:


        Van Kampen American Value Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Emerging Markets Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Emerging Markets Income Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Equity Growth Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Focus Equity Fund (Class A, B and C Shares Prospectus only)



        Van Kampen Global Equity Allocation Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Global Franchise Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Global Value Equity Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen International Magnum Fund (Class A, B and C Shares Prospectus only)



     One Statement of Additional Information relating to all of the series of the Registrant


     Part C Information

     Exhibits


     No changes are being made to the prospectuses of Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund, which were included in Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

Van Kampen American Value Fund
 -------------------------------------------------------------------------------

Van Kampen American Value Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  24
Financial Highlights........................................  26


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. The Fund invests in equity securities including common and preferred stocks; investment grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.



The Fund emphasizes a value style of investing, seeking securities of companies that the Fund's investment adviser believes are undervalued. Portfolio securities are typically sold when the Fund's investment adviser no longer believes such securities are undervalued. The Fund may invest from time to time in securities of foreign issuers that are traded on U.S. exchanges or over-the-counter markets either directly or through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund may commence and terminate at any time and without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The Fund invests primarily in small-and medium-sized companies which often are newer or less established companies. Investments in small- and medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. Equity securities of small- and medium-sized companies may have market movements that are more abrupt or erratic than those of stocks of larger, more established companies or the stock market in general. Historically, small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger-sized companies. In addition, equity securities of small- and medium-sized companies generally are less liquid than those of larger-sized companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek a high total return over the long-term

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small- to medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              2.02
1995                                                                             19.34
1996                                                                             22.33
1997                                                                             36.39
1998                                                                              9.69
1999                                                                             25.68
2000                                                                            -10.80
2001                                                                             -2.79
2002                                                                            -19.76
2003                                                                             40.83


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 2.91%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.31% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -18.08% (for the quarter ended September 30, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Value Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       PAST
    DECEMBER 31, 2003            1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
    Van Kampen American
    Value Fund --
    Class A Shares
      Return Before Taxes        32.75%    3.03%      9.97%
      Return After Taxes on
      Distributions              32.75%    1.86%      8.28%
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                21.29%    1.85%      7.71%
    Russell Midcap Value Index   38.07%    8.73%     13.04%
.................................................................
    Van Kampen American Value
    Fund --
    Class B Shares
      Return Before Taxes        34.85%    3.21%    9.86%**
    Russell Midcap Value Index   38.07%    8.73%     13.04%
.................................................................
    Van Kampen American
    Value Fund --
    Class C Shares
      Return Before Taxes        39.62%    3.60%      9.85%
    Russell Midcap Value Index   38.07%    8.73%     13.04%
.................................................................



 * The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies.



** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004, except as noted below)
----------------------------------------------------------------
Management fees(5)(6)        0.72%        0.72%        0.72%
.................................................................
Distribution and/or
service (12b-1)
Fees(6)(7)                   0.25%        1.00%(8)     0.99%(8)
.................................................................
Other expenses(6)            0.37%        0.38%        0.38%
.................................................................
Total annual fund
operating expenses(5)(6)     1.34%        2.10%        2.09%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

  See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Expense information has been restated to reflect management fees in effect as of November 1, 2004. See "Investment Advisory Services."



(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.33% for Class A Shares, 2.09% for Class B Shares and 2.08% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time. Expense information has been restated to reflect management fees in effect as of November 1, 2004.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $704      $  975      $1,267      $2,095
......................................................................
Class B Shares           $713      $  958      $1,279      $2,237*
......................................................................
Class C Shares           $312      $  655      $1,124      $2,421
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $704      $  975      $1,267      $2,095
......................................................................
Class B Shares           $213      $  658      $1,129      $2,237*
......................................................................
Class C Shares           $212      $  655      $1,124      $2,421
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective, Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. Under current market conditions, the Fund's investment adviser defines small-and medium-sized corporations by reference to those with market capitalizations up to the largest companies represented in the Russell Midcap Index, a medium-sized capitalization company index which consists of companies with capitalizations up to approximately $15.24 billion as of September 30, 2004. The Fund also may invest in larger companies.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


In selecting securities, the Fund's investment adviser focuses on companies that it believes possess characteristics for improved valuation. The Fund's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.



The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Fund emphasizes a value style of investing. The Fund's investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, and rights or warrants to purchase equity securities.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities.

Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion             0.72%
...................................................
    Over $1 billion              0.65%
...................................................

Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion             0.85%
...................................................
    Next $500 million            0.80%
...................................................
    Over $1.5 billion            0.75%
...................................................



Applying this fee schedule, the effective advisory fee rate was 0.85% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Equity Income team. The team is made up of established investment professionals. Current members of the team include James A. Gilligan, a Managing Director of the Adviser, James O. Roeder, an Executive Director of the Adviser, Thomas Bastian and Sergio Marcheli, Vice Presidents of the Adviser, and Vincent E. Vizachero, a Senior Associate of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings may commence and terminate at any time and without prior notice.

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.



                       DISTRIBUTION PLAN AND SERVICE PLAN


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES
                               PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.

                                 CLASS B SHARES



Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:



                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE



                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.



Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS C SHARES



Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                               CONVERSION FEATURE



Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800)421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time.

Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and

"qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to it's foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                    CLASS A SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                     2004      2003      2002      2001      2000
      ------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.33    $17.68    $19.46    $23.03    $23.58
                                                                    ------    ------    ------    ------    ------
       Net Investment Loss (a)....................................    (.02)      -0-(e)   (.05)     (.02)     (.08)
       Net Realized and Unrealized Gain/Loss......................    4.82      (.35)    (1.73)    (1.97)     1.09
                                                                    ------    ------    ------    ------    ------
      Total from Investment Operations............................    4.80      (.35)    (1.78)    (1.99)     1.01
                                                                    ------    ------    ------    ------    ------
      Less Distributions from Net Realized Gain...................     -0-       -0-       -0-      1.58      1.56
                                                                    ------    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $22.13    $17.33    $17.68    $19.46    $23.03
                                                                    ======    ======    ======    ======    ======
      Total Return*...............................................  27.70%(b) -2.04%(b) -9.14%(b) -8.47%(b)  4.62%(b)
      Net Assets at End of the Period (In millions)...............  $181.6    $135.0    $193.0    $323.9    $434.8
      Ratio of Expenses to Average Net Assets*....................   1.46%     1.49%     1.46%     1.46%     1.47%
      Ratio of Net Investment Loss to Average Net Assets*.........   (.10%)    (.03%)    (.25%)    (.13%)    (.33%)
      Portfolio Turnover..........................................    175%      124%      133%      211%      272%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.47%     1.52%       N/A       N/A       N/A
      Ratio of Net Investment Loss to Average Net Assets..........   (.11%)    (.06%)      N/A       N/A       N/A

                                                                                    CLASS B SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                     2004      2003      2002      2001      2000
      ------------------------------------------------------------  ----------------------------------------------
      Net Asset Value, Beginning of the Period....................  $16.49    $16.95    $18.81    $22.48    $23.23
                                                                    ------    ------    ------    ------    ------
       Net Investment Loss (a)....................................    (.17)     (.11)     (.18)     (.17)     (.25)
       Net Realized and Unrealized Gain/Loss......................    4.59      (.35)    (1.68)    (1.92)     1.06
                                                                    ------    ------    ------    ------    ------
      Total from Investment Operations............................    4.42      (.46)    (1.86)    (2.09)      .81
                                                                    ------    ------    ------    ------    ------
      Less Distributions from Net Realized Gain...................     -0-       -0-       -0-      1.58      1.56
                                                                    ------    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $20.91    $16.49    $16.95    $18.81    $22.48
                                                                    ======    ======    ======    ======    ======
      Total Return*...............................................  26.74%(c) -2.77%(c) -9.84%(c) -9.20%(c)  3.85%(c)
      Net Assets at End of the Period (In millions)...............  $153.6    $145.7    $198.4    $263.9    $356.7
      Ratio of Expenses to Average Net Assets*....................   2.22%     2.25%     2.21%     2.21%     2.21%
      Ratio of Net Investment Loss to Average Net Assets*.........   (.87%)    (.79%)   (1.00%)    (.88%)   (1.06%)
      Portfolio Turnover..........................................    175%      124%      133%      211%      272%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.23%     2.27%       N/A       N/A       N/A
      Ratio of Net Investment Loss to Average Net Assets..........   (.88%)    (.81%)      N/A       N/A       N/A

                                                                                        CLASS C SHARES
                                                                                      YEAR ENDED JUNE 30,
                                                                     2004        2003             2002      2001      2000
      ------------------------------------------------------------  ----------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $16.61      $16.97           $18.82    $22.49    $23.24
                                                                    ------      ------           ------    ------    ------
       Net Investment Loss (a)....................................    (.17)       (.03)            (.18)     (.18)     (.25)
       Net Realized and Unrealized Gain/Loss......................    4.61        (.33)           (1.67)    (1.91)     1.06
                                                                    ------      ------           ------    ------    ------
      Total from Investment Operations............................    4.44        (.36)           (1.85)    (2.09)      .81
                                                                    ------      ------           ------    ------    ------
      Less Distributions from Net Realized Gain...................     -0-         -0-              -0-      1.58      1.56
                                                                    ------      ------           ------    ------    ------
      Net Asset Value, End of the Period..........................  $21.05      $16.61           $16.97    $18.82    $22.49
                                                                    ======      ======           ======    ======    ======
      Total Return*...............................................  26.73%(d)(g) -2.18%(d)(f)(g) -9.82%(d) -9.14%(d)  3.80%(d)
      Net Assets at End of the Period (In millions)...............  $ 62.1      $ 57.9           $ 78.8    $118.6    $192.7
      Ratio of Expenses to Average Net Assets*....................   2.21%(g)    2.24%(g)         2.21%     2.21%     2.21%
      Ratio of Net Investment Loss to Average Net Assets*.........   (.86%)(g)   (.22%)(f)(g)    (1.00%)    (.88%)   (1.06%)
      Portfolio Turnover..........................................    175%        124%             133%      211%      272%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.22%(g)    2.26%(g)           N/A       N/A       N/A
      Ratio of Net Investment Loss to Average Net Assets..........   (.87%)(g)   (.24%)(f)(g)       N/A       N/A       N/A



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Amount is less than $.01 per share.



    (f) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.



    (g) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.


    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AMERICAN VALUE FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen American Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen American Value Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
American
Value Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                  MSAV PRO 10/04

                                                                     65198PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen American Value Fund
 -------------------------------------------------------------------------------

Van Kampen American Value Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   6
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  12
Distributions from the Fund.................................  13
Shareholder Services........................................  13
Federal Income Taxation.....................................  13

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. The Fund invests in equity securities including common and preferred stocks; investment grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.



The Fund emphasizes a value style of investing, seeking securities of companies that the Fund's investment adviser believes are undervalued. Portfolio securities are typically sold when the Fund's investment adviser no longer believes such securities are undervalued. The Fund may invest from time to time in securities of foreign issuers that are traded on U.S. exchanges or over-the-counter markets either directly or through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund may commence and terminate at any time and without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The Fund invests primarily in small-and medium-sized companies which often are newer or less established companies. Investments in small- and medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. Equity securities of small- and medium-sized companies may have market movements that are more abrupt or erratic than those of stocks of larger, more established companies or the stock market in general. Historically, small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger-sized companies. In addition, equity securities of small- and medium-sized companies generally are less liquid than those of larger-sized companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek a high total return over the long-term

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small- to medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' *ANNUAL RETURN
                                                                    ------------------------------
1994                                                                              2.02
1995                                                                             19.34
1996                                                                             22.33
1997                                                                             36.39
1998                                                                              9.69
1999                                                                             25.68
2000                                                                            -10.80
2001                                                                             -2.79
2002                                                                            -19.76
2003                                                                             40.83


* The Fund had not commenced offering Class I Shares prior to October 29, 2004. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 2.91%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.31% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -18.08% (for the quarter ended September 30, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Value Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       PAST
    DECEMBER 31, 2003            1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
    Van Kampen American
    Value Fund -- Class A
    Shares**
      Return Before Taxes        32.75%    3.03%      9.97%
      Return After Taxes on
        Distributions            32.75%    1.86%      8.28%
      Return After Taxes on
        Distributions and Sale
        of Fund Shares           21.29%    1.85%      7.71%
    Russell Midcap Value Index   38.07%    8.73%     13.04%
.................................................................



 * The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies.



** The Fund had not commenced offering Class I Shares prior to October 29, 2004.
   The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                               CLASS I
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee                                    None
...........................................................
Exchange fee                                      None
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
June 30, 2004, except as noted below)
----------------------------------------------------------
Management fees(1)                               0.72%
...........................................................
Other expenses(2)                                0.37%
...........................................................
Total annual fund operating expenses(1)          1.09%
...........................................................



(1) Expense information has been restated to reflect management fees in effect as of November 1, 2004. See "Investment Advisory Services."



(2) Other expenses are based on estimated expenses for the current fiscal year.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class I Shares           $680      $902       $1,141      $1,827
.....................................................................


Investment Objective, Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. Under current market conditions, the Fund's portfolio management team defines small-and medium-sized corporations by reference to those with market capitalizations up to the largest companies represented in the Russell Midcap Index, a medium-sized capitalization company index which consists of companies with capitalizations up to approximately $15.24 billion as of September 30, 2004. The Fund also may invest in larger companies.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


In selecting securities, the Fund's investment adviser focuses on companies that it believes possess characteristics for improved valuation. The Fund's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.



The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Fund emphasizes a value style of investing. The Fund's investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market.


The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights or warrants to purchase equity securities.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion             0.72%
...................................................
    Over $1 billion              0.65%
...................................................



Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion             0.85%
...................................................
    Next $500 million            0.80%
...................................................
    Over $1.5 billion            0.75%
...................................................



Applying this fee schedule, the effective advisory fee rate was 0.85% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Equity Income team. The team is made up of established investment professionals. Current members of the team include James A. Gilligan, a Managing Director of the Adviser, James O. Roeder, an Executive Director of the Adviser, Thomas Bastian and Sergio Marcheli, Vice Presidents of the Adviser, and Vincent E. Vizachero, a Senior Associate of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and
(iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.

The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs

Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AMERICAN VALUE FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen American Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen American Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive

Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
American
Value Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                   MSAV PRO I 10/04
Act File No. is 811-7140.

Van Kampen Emerging Markets Fund
 -------------------------------------------------------------------------------

Van Kampen Emerging Markets Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  26
Federal Income Taxation.....................................  28
Financial Highlights........................................  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund's investment adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Fund's investment adviser combines top-down country criteria to allocate the Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

RISKS OF INVESTING IN EMERGING COUNTRY ISSUERS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the substantially increased risks associated with investing in securities of emerging country issuers

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in a non-diversified portfolio of equity securities of emerging country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the nine calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             -7.11
1996                                                                              6.32
1997                                                                             -1.96
1998                                                                            -26.33
1999                                                                            101.44
2000                                                                            -38.21
2001                                                                             -5.78
2002                                                                             -6.75
2003                                                                             55.13


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 5.60%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 50.70% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.34% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index")*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



     AVERAGE ANNUAL
     TOTAL RETURNS
     FOR THE
     PERIODS ENDED         PAST      PAST       SINCE
     DECEMBER 31, 2003    1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------
     Van Kampen Emerging
     Markets Fund --
     Class A Shares
       Return Before
       Taxes               46.28%    9.85%      0.52%(1)
       Return After
       Taxes on
       Distributions       46.28%    9.85%      0.11%(1)
       Return After
       Taxes on
       Distributions and
       Sale of Fund
       Shares              30.08%    8.59%      0.19%(1)
     MSCI EMF Index        56.28%   10.62%      1.35%(2)
............................................................
     Van Kampen Emerging
     Markets Fund --
     Class B Shares
       Return Before
       Taxes               48.82%   10.18%      1.77%(3)**
     MSCI EMF Index        56.28%   10.62%      1.26%(4)
............................................................
     Van Kampen Emerging
     Markets Fund --
     Class C Shares
       Return Before
       Taxes               52.81%   10.41%      0.44%(1)
     MSCI EMF Index        56.28%   10.62%      1.35%(2)
............................................................



Return information is provided since: (1) 7/6/94, (2) 6/30/94, (3) 8/1/95, (4)
7/31/95.


 * The MSCI EMF Index is a free float-adjusted market capitalization index which is designed to measure equity market performance in the global emerging markets. For the period from the Fund's inception through December 31, 2000, the index's returns include those of the MSCI EMF "Gross" Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the index's returns reflect those of the "Net" Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004)
----------------------------------------------------------------
Management fees(6)           1.25%        1.25%        1.25%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            1.01%        1.01%        1.01%
.................................................................
Total annual fund
operating expenses(6)        2.51%        3.26%        3.26%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" below for more information on when the fees apply.


(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 2.15% for Class A Shares, 2.90% for Class B Shares and 2.90% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $815      $1,312      $1,834      $3,257
......................................................................
Class B Shares           $829      $1,304      $1,852      $3,387*
......................................................................
Class C Shares           $429      $1,004      $1,702      $3,558
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $815      $1,312      $1,834      $3,257
......................................................................
Class B Shares           $329      $1,004      $1,702      $3,387*
......................................................................
Class C Shares           $329      $1,004      $1,702      $3,558
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. These include securities of companies
(i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging country, (ii) that are organized under the laws of and have a principal office(s) in an emerging country or (iii) that derive 50% or more of their total revenues from either goods produced, sales made or services performed in an emerging country. The Fund's investment adviser will base determinations as to a company's eligibility on publicly available information and inquiries made to the company. Investments in securities of companies in emerging countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of emerging country issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund's investment adviser considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries are generally considered to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Allocation of the Fund's investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund's investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Fund's investment adviser employs an investment strategy which combines top-down country allocation with bottom-up stock selection. In selecting securities for investment, the Fund focuses on those companies that offer attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation. The Fund's investment adviser works with a team of investment professionals who individually represent expertise in emerging countries in which the Fund invests, and who together analyze the overall global economic environment and its impact on such markets. Within a market, the Fund's investment adviser allocates the Fund's assets based on a variety of factors, including relative economic, political and social fundamentals, stock valuations, investor sentiment and the research and analysis of its team specialists. The Fund's investment adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, debt securities, securities of other investment companies and depositary receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. Subject to limitations described previously, the Fund also may invest in (i) debt securities denominated in the currency of or issued or guaranteed by a company or the government of an emerging country, (ii) equity or debt securities of corporate or government issuers located in industrialized countries or (iii) money-market instruments. The Fund invests in debt securities when the Fund's investment adviser believes such investments offer opportunities for capital appreciation. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly referred to as "junk bonds") which involve, among other things, greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a description of securities ratings, see the appendix to the Fund's Statement of Additional Information. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. For a further description of the risks of lower-grade securities, see the Fund's Statement of Additional Information.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL- AND MEDIUM-SIZED COMPANIES. The Fund may invest in issuers of any capitalization range. The securities of small- to medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN EMERGING COUNTRIES ISSUERS. The risks of foreign investment are heightened when the issuer is from an emerging country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the risks of investing in foreign securities generally.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.25%
...................................................
    Next $500 million            1.20%
...................................................
    Next $1.5 billion            1.15%
...................................................
    Over $2.5 billion            1.00%
...................................................



Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.25%
...................................................
    Next $500 million            1.20%
...................................................
    Over $1 billion              1.15%
...................................................



Applying this fee schedule, the effective advisory fee rate was 1.25% (before voluntary fee waivers; and 1.10% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Equity team. The team is made up of established investment professionals. Current members of the team include Narayan Ramachandran, Ruchir Sharma and Ashutosh Sinha, Managing Directors of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and

(v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947 or by telephone at
(800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Advisor and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES
                               PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS B SHARES



Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:



                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE



                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.



Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS C SHARES



Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.



Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                               CONVERSION FEATURE



Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under Internal Revenue Service guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, and redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of six exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than six exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than six exchanges in the rolling 365-day period. This six exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                       CLASS A SHARES
                                                                                    YEAR ENDED JUNE 30,
                                                                       2004       2003       2002      2001      2000
      ----------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................      $8.65      $8.50      $8.26    $13.37    $9.87
                                                                      -------    -------    -------   -------   ------
       Net Investment Income/Loss(a)..............................        .06        -0-(e)    (.01)     (.06)    (.18)
       Net Realized and Unrealized Gain/Loss......................       2.82        .15        .25     (5.05)    3.68
                                                                      -------    -------    -------   -------   ------
      Total From Investment Operations............................       2.88        .15        .24     (5.11)    3.50
                                                                      -------    -------    -------   -------   ------
      Net Asset Value, End of the Period..........................     $11.53      $8.65      $8.50     $8.26   $13.37
                                                                      =======    =======    =======   =======   ======
      Total Return*...............................................     33.29%(b)   1.65%(b)   3.03%(b) (38.17%)(b) 35.36%(b)
      Net Assets at End of the Period (In millions)...............     $129.9      $53.3      $75.1     $90.8   $106.2
      Ratio of Expenses to Average Net Assets*....................      2.15%      2.29%      2.22%     2.25%    2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................       .53%       .01%      (.17%)    (.68%)  (1.43%)
      Portfolio Turnover..........................................        89%        86%        94%       99%     102%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
       Ratio of Expenses to Average Net Assets....................      2.51%      2.82%      2.47%     2.30%    2.25%
       Ratio of Net Investment Income/Loss to Average Net
         Assets...................................................       .17%      (.52%)     (.42%)    (.73%)  (1.48%)
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................      2.15%      2.15%      2.15%     2.15%    2.15%

                                                                                     CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2004      2003       2002       2001      2000
      ------------------------------------------------------------  ------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $8.15      $8.07      $7.88     $12.83    $9.55
                                                                    ------    -------    -------    -------   ------
       Net Investment Income/Loss(a)..............................    (.03)      (.05)      (.07)      (.14)    (.26)
       Net Realized and Unrealized Gain/Loss......................    2.65        .13        .26      (4.81)    3.54
                                                                    ------    -------    -------    -------   ------
      Total From Investment Operations............................    2.62        .08        .19      (4.95)    3.28
                                                                    ------    -------    -------    -------   ------
      Net Asset Value, End of the Period..........................  $10.77      $8.15      $8.07      $7.88   $12.83
                                                                    ======    =======    =======    =======   ======
      Total Return*...............................................  32.15%(c)    .99%(c)   2.41%(c) (38.58%)(c) 34.35%(c)
      Net Assets at End of the Period (In millions)...............   $55.8      $28.0      $35.3      $36.8    $62.8
      Ratio of Expenses to Average Net Assets*....................   2.90%      3.04%      2.96%      3.00%    2.95%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.24%)     (.71%)     (.91%)    (1.50%)  (2.21%)
      Portfolio Turnover..........................................     89%        86%        94%        99%     102%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
       Ratio of Expenses to Average Net Assets....................   3.26%      3.57%      3.21%      3.10%    3.00%
       Ratio of Net Investment Income/Loss to Average Net
         Assets...................................................   (.60%)    (1.24%)    (1.16%)    (1.60%)  (2.26%)
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................   2.90%      2.90%      2.90%      2.90%    2.90%

                                                                                     CLASS C SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2004      2003       2002       2001      2000
      ------------------------------------------------------------  ---------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $8.18      $8.10      $7.90     $12.87    $9.57
                                                                    ------    -------    -------    -------   ------
       Net Investment Income/Loss(a)..............................    (.02)      (.05)      (.07)      (.15)    (.27)
       Net Realized and Unrealized Gain/Loss......................    2.65        .13        .27      (4.82)    3.57
                                                                    ------    -------    -------    -------   ------
      Total From Investment Operations............................    2.63        .08        .20      (4.97)    3.30
                                                                    ------    -------    -------    -------   ------
      Net Asset Value, End of the Period..........................  $10.81      $8.18      $8.10      $7.90   $12.87
                                                                    ======    =======    =======    =======   ======
      Total Return*...............................................  32.15%(d)    .99%(d)   2.53%(d) (38.57%)(d) 34.38%(d)
      Net Assets at End of the Period (In millions)...............   $34.6      $13.9      $17.1      $18.8    $33.3
      Ratio of Expenses to Average Net Assets*....................   2.90%      3.04%      2.96%      3.00%    2.95%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.21%)     (.71%)     (.91%)    (1.52%)  (2.24%)
      Portfolio Turnover..........................................     89%        86%        94%        99%     102%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
       Ratio of Expenses to Average Net Assets....................   3.26%      3.57%      3.21%      3.10%    3.00%
       Ratio of Net Investment Income/Loss to Average Net
         Assets...................................................   (.57%)    (1.24%)    (1.16%)    (1.62%)  (2.29%)
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................   2.90%      2.90%      2.90%      2.90%    2.90%



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Amount is less than $0.01 per share.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING MARKETS FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen Emerging Markets Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen Emerging Markets Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Emerging
Markets Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS



                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                     MSEM PRO 10/04
Act File No. is 811-7140.

Van Kampen Emerging Markets Fund

 -------------------------------------------------------------------------------

Van Kampen Emerging Markets Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   6
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  16
Distributions from the Fund.................................  16
Shareholder Services........................................  17
Federal Income Taxation.....................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund's investment adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Fund's investment adviser combines top-down country criteria to allocate the Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

RISKS OF INVESTING IN EMERGING COUNTRY ISSUERS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the substantially increased risks associated with investing in securities of emerging country issuers

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in a non-diversified portfolio of equity securities of emerging country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the nine calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' * ANNUAL RETURN
                                                                    -------------------------------
1995                                                                             -7.11
1996                                                                              6.32
1997                                                                             -1.96
1998                                                                            -26.33
1999                                                                            101.44
2000                                                                            -38.21
2001                                                                             -5.78
2002                                                                             -6.75
2003                                                                             55.13


* The Fund had not commenced offering Class I Shares prior to October 29, 2004. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 5.60%. As a result of market activity, current performance may vary from the figures shown.


During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 50.70% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.34% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index")*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


     AVERAGE ANNUAL
     TOTAL RETURNS
     FOR THE
     PERIODS ENDED         PAST     PAST       SINCE
     DECEMBER 31, 2003    1 YEAR   5 YEARS   INCEPTION
----------------------------------------------------------
     Van Kampen Emerging
     Markets Fund --
     Class A Shares**
       Return Before
       Taxes              46.28%    9.85%       0.52%(1)
       Return After
       Taxes on
       Distributions      46.28%    9.85%       0.11%(1)
       Return After
       Taxes on
       Distributions and
       Sale of Fund
       Shares             30.08%    8.59%       0.19%(1)
     MSCI EMF Index       56.28%   10.62%       1.35%(2)
...........................................................



Return information is provided since: (1) 7/6/94, (2) 6/30/94.


 * The MSCI EMF Index is a free float-adjusted market capitalization index which is designed to measure equity market performance in the global emerging markets. For the period from the Fund's inception through December 31, 2000, the index's returns include those of the MSCI EMF "Gross" Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the index's returns reflect those of the "Net" Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index.


** The Fund had not commenced offering Class I Shares prior to October 29, 2004.
   The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                  CLASS I
                                                  SHARES
-------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                            None
..............................................................
Maximum deferred sales charge (load)                 None
..............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                 None
..............................................................
Redemption fee                                       None
..............................................................
Exchange fee                                         None
..............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June
30, 2004)
-------------------------------------------------------------
Management fees                                     1.25%
..............................................................
Other expenses(1)                                   1.01%
..............................................................
Total annual fund operating expenses                2.26%
..............................................................


(1) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class I Shares           $229      $706       $1,210      $2,595
.....................................................................


Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. These include securities of companies
(i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging country, (ii) that are organized under the laws of and have a principal office(s) in an emerging country or (iii) that derive 50% or more of their total revenues from either goods produced, sales made or services performed in an emerging country. The Fund's investment adviser will base determinations as to a company's eligibility on publicly available information and inquiries made to the company. Investments in securities of companies in emerging countries may provide the potential for above-average capital appreciation but also are subject to special risks not typically associated with investing in more established economies or securities markets. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of emerging country issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's

Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. The Fund's investment adviser considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries are generally considered to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging markets countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Allocation of the Fund's investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund's investments.


Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Fund's investment adviser employs an investment strategy which combines top-down country allocation with bottom-up stock selection. In selecting securities for investment, the Fund focuses on those companies that offer attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation. The Fund's investment adviser works with a team of investment professionals who individually represent expertise in emerging countries in which the Fund invests, and who together analyze the overall global economic environment and its impact on such markets. Within a market, the Fund's investment adviser allocates the Fund's assets based on a variety of factors, including relative economic, political and social fundamentals, stock valuations, investor sentiment and the research and analysis of its team specialists. The Fund's investment adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, debt securities, securities of other investment companies and depositary receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. Subject to limitations described previously, the Fund also may invest in (i) debt securities denominated in the currency of or issued or guaranteed by a company or the government of an emerging country, (ii) equity or debt securities of corporate or government issuers located in industrialized countries or (iii) money-market instruments. The Fund invests in debt securities when the Fund's investment adviser believes such investments offer opportunities for capital appreciation. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly referred to as "junk bonds") which involve, among other things, greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a description of securities ratings, see the appendix to the Fund's Statement of Additional Information. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. For a further description of the risks of lower-grade securities, see the Fund's Statement of Additional Information.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL- AND MEDIUM-SIZED COMPANIES. The Fund may invest in issuers of any capitalization range. The securities of small- to medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

ADDITIONAL RISKS OF INVESTING IN EMERGING COUNTRIES ISSUERS. The risks of foreign investment are heightened when the issuer is from an emerging country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the risks of investing in foreign securities generally.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments").

Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.25%
...................................................
    Next $500 million            1.20%
...................................................
    Next $1.5 billion            1.15%
...................................................
    Over $2.5 billion            1.00%
...................................................



Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.25%
...................................................
    Next $500 million            1.20%
...................................................
    Over $1 billion              1.15%
...................................................



Applying this fee schedule, the effective advisory fee rate was 1.25% (before voluntary fee waivers; and 1.10% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Equity team. The team is made up of established investment professionals. Current members of the team include Narayan Ramachandran, Ruchir Sharma and Ashutosh Sinha, Managing Directors of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.


The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes.

Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING MARKETS FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Emerging Markets Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Emerging Markets Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive

Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
Emerging
Markets Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                MSEM PRO I 10/04

The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Emerging Markets Income Fund
 -------------------------------------------------------------------------------


Van Kampen Emerging Markets Income Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objectives, Strategies and Risks.................   8
Investment Advisory Services................................  19
Purchase of Shares..........................................  20
Redemption of Shares........................................  29
Distributions from the Fund.................................  31
Shareholder Services........................................  31
Federal Income Taxation.....................................  33
Financial Highlights........................................  36


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's portfolio management team uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. In selecting income securities for the Fund's portfolio, the Fund considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer. The Fund seeks securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for income or capital appreciation of such securities materially change. This could be a result of a security exceeding expectations, a security meeting expectations but identification of better opportunities elsewhere, or a deterioration of fundamentals of the underlying issuer.



The Fund's investments in lower-grade securities and emerging market countries securities involve greater risks as compared to investments in higher-grade securities or developed countries. Lower-grade debt securities are commonly known as "junk bonds." The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

FOREIGN AND EMERGING MARKET COUNTRIES RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because a significant portion of the Fund's total assets are invested in lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment-grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, under normal market conditions, the Fund's investment adviser seeks to maintain the portfolio's average time to maturity within the range of medium or longer-term securities. This means that the Fund is subject to more market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, particularly developing or emerging market countries, may be more volatile than U.S. markets.


Market risk is often greater among certain types of income securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional fixed income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income and, secondarily, capital appreciation

- Are willing to take on the increased risks associated with investing in emerging market country issuers and lower-grade securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in income securities of emerging market country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the nine calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' * ANNUAL RETURN
                                                                    -------------------------------
1995                                                                             19.97
1996                                                                             26.01
1997                                                                             15.62
1998                                                                            -17.15
1999                                                                             18.02
2000                                                                             -4.64
2001                                                                             -4.18
2002                                                                             -1.42
2003                                                                             28.21


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 3.72%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.18% (for the quarter ended June 30, 1995) and the lowest quarterly return for Class A Shares was -24.09% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the J.P. Morgan Emerging Markets Bond Index Global *, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2003            1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Emerging
    Markets Income Fund --
    Class A Shares
      Return Before Taxes        22.08%    5.35%      6.86%(1)
      Return After Taxes on
      Distributions              19.31%    1.21%      2.23%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                14.17%    1.89%      2.91%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    25.66%   15.40%     14.40%(1)
..................................................................
    Van Kampen Emerging
    Markets Income Fund --
    Class B Shares
      Return Before Taxes        23.23%    5.39%      6.49%(2)**
    J.P. Morgan Emerging
    Markets Bond Index Global    25.66%   15.40%     14.78%(2)
..................................................................
    Van Kampen Emerging
    Markets Income Fund --
    Class C Shares
      Return Before Taxes        26.19%    5.58%      6.60%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    25.66%   15.40%     14.78%(1)
..................................................................



Return information is provided since: (1) 4/21/94, (2) 8/1/95.



 * The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged, broad-based market index that tracks total returns for U.S.
   dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities.



** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended June 30, 2004 is 5.37% for Class A Shares, 4.93% for Class B Shares and 4.91% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004)
----------------------------------------------------------------
Management fees(5)           0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.72%        0.72%        0.72%
.................................................................
Total annual fund
operating expenses(5)        1.72%        2.47%        2.47%
.................................................................


(1) Reduced for purchases of $100,000 and over. See purchase of Shares -- Class A Shares.


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.55% for Class A Shares, 2.30% for Class B Shares and 2.30% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $642      $  991      $1,364      $2,409
......................................................................
Class B Shares           $650      $1,070      $1,466      $2,621*
......................................................................
Class C Shares           $350      $  770      $1,316      $2,806
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $642      $991       $1,364      $2,409
.....................................................................
Class B Shares           $250      $770       $1,316      $2,621*
.....................................................................
Class C Shares           $250      $770       $1,316      $2,806
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objectives,
Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. The Fund's investment adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Under normal market conditions, the Fund invests at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in income securities of emerging markets country issuers. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.



The Fund's investment adviser intends to invest in income securities of emerging market country issuers that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, the term "emerging market country" applies to any country which, in the opinion of the Fund's investment adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. In selecting emerging market countries debt securities for investment, the Fund's investment adviser applies a market risk analysis assessing factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging market countries debt securities generally are subject to higher risks than investments in domestic securities or securities of developed markets. See "Risks of Investing in Securities of Foreign Issuers" below.

Under normal conditions, the Fund invests at least 65% of its net assets at the time of investment (including any borrowing for investment purposes) in high yielding, high risk securities, commonly known as "junk bonds."


                                 UNDERSTANDING
                                QUALITY RATINGS


   Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line are considered "investment-grade," while those with ratings below the bold line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to the Statement of Additional Information.


         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................


In selecting lower-rated or comparable quality unrated income securities for the Fund's portfolio, the Fund's investment adviser considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer.



The Fund's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The assessment of the Fund's investment adviser of the fixed income markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in fixed income markets which offer the most attractive real returns relative to inflation.


The types of fixed income securities in which the Fund may invest include, but are not limited to, the following: fixed or variable rate bonds, notes, bills or debentures; discount, zero coupon or payment-in-kind securities; preferred stock; convertible securities; warrants; loans, loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities; and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index. The Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.


The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with shorter maturities generally offer lesser yields than fixed income securities with longer maturities assuming all other factors, including credit quality, being equal. The average time to maturity of the Fund's securities will vary depending upon the perception of the Fund's investment adviser of market conditions. Under normal market conditions, the Fund invests primarily in medium or longer-term securities. When the Fund's investment adviser believes that real yields are high, the Fund lengthens the remaining maturities of securities held by it and, conversely, when the Fund's investment adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the securities it holds, and the Fund's investment adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.


Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests primarily in lower-grade fixed income securities. The Fund may purchase unrated lower-grade securities and rated lower-grade securities with no minimum quality standard limitation, including securities that are in default. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks of default and of volatility in price than higher-grade securities. Rated lower-grade securities are regarded by recognized rating organizations as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. Ratings agencies assign ratings based upon their opinions of the quality of the securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Many foreign securities, and particularly securities of issuers from emerging market countries, may not be rated for creditworthiness by any recognized rating organization. See "Risks of Investing in Lower-Grade Securities" below.

Certain types of fixed income securities are subject to additional market, credit or other risks not associated with traditional fixed income securities, see "Additional Information Regarding Certain Income Securities" below.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.


The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.


Investors are strongly advised to consider carefully the special risks involved in investing in developing or emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund's investments may include securities with the lowest grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's investment adviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended June 30, 2004, in the various rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.



    YEAR ENDED JUNE 30, 2004             UNRATED SECURITIES OF
                    RATED SECURITIES      COMPARABLE QUALITY
       RATING      (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
      CATEGORY      PORTFOLIO VALUE)       PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa               0.00%                  0.05%
...................................................................
    AA/Aa                 0.00%                  0.00%
...................................................................
    A/A                   5.22%                  0.00%
...................................................................
    BBB/Baa              33.24%                  0.00%
...................................................................
    BB/Ba                19.85%                  0.00%
...................................................................
    B/B                  32.67%                  1.35%
...................................................................
    CCC/Caa               3.52%                  0.03%
...................................................................
    CC/Ca                 2.37%                  0.00%
...................................................................
    C/C                   0.70%                  0.03%
...................................................................
    D                     0.65%                  0.32%
...................................................................
    Percentage of
    Rated and
    Unrated
    Securities           98.22%                  1.78%
...................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                           CERTAIN INCOME SECURITIES


DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

LOANS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign or corporate obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties.


In the case of participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Fund's investment adviser to be creditworthy.


When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund anticipates that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund monitors the liquidity of such loan interests and loan interests not considered liquid are subject to the Fund's limitation on illiquid securities.

PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the over-the-counter secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.


STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments," which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the investment objectives of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                               OTHER INVESTMENTS
                                AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements in an aggregate amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage.

Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may, from time to time, make short sales without limitation of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

The Fund may invest in securities indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries is not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for high current income and capital appreciation on these securities will tend to be lower than the potential for high current income and capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The

Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or the Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Debt team. The team is made up of established investment professionals. Current members of the team include Abigail L. McKenna, a Managing Director of the Adviser, Eric Baurmeister, an Executive Director of the Adviser, and Federico Kaune, a Vice President of the Adviser. The composition of each team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES


                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and after              None
......................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares

(which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.



Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and

(2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund may invest some portion of its assets in preferred stock, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certification as to foreign tax status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                   CLASS A SHARES
                                                                             FISCAL YEAR ENDED JUNE 30,
                                                                    2004      2003      2002      2001      2000
      -----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $7.47     $6.63     $8.11     $9.93     $9.90
                                                                    -----    ------    ------    ------    ------
       Net Investment Income (a)..................................    .45       .52       .71      1.00      1.14
       Net Realized and Unrealized Gain/Loss......................   (.06)      .88     (1.36)    (1.77)     (.06)
                                                                    -----    ------    ------    ------    ------
      Total From Investment Operations............................    .39      1.40      (.65)     (.77)     1.08
                                                                    -----    ------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................    .46       .50       .83      1.05      1.05
       Return of Capital Distributions............................    -0-       .06       -0-       -0-       -0-
                                                                    -----    ------    ------    ------    ------
      Total Distributions.........................................    .46       .56       .83      1.05      1.05
                                                                    -----    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $7.40     $7.47     $6.63     $8.11     $9.93
                                                                    =====    ======    ======    ======    ======
      Total Return*...............................................  5.16%(b) 22.51%(b) -6.92%(b) -8.23%(b) 11.39%(b)
      Net Assets at End of the Period (In millions)...............  $25.0     $33.8     $22.4     $31.1     $44.9
      Ratio of Expenses to Average Net Assets*....................  1.55%     1.57%     1.53%     1.55%     1.60%
      Ratio of Net Investment Income to Average Net Assets*.......  5.87%     7.75%     9.46%    10.96%    11.41%
      Portfolio Turnover..........................................   228%      133%       94%      141%      119%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................  1.72%     1.61%       N/A       N/A       N/A
      Ratio of Net Investment Income to Average Net Assets........  5.70%     7.71%       N/A       N/A       N/A
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................  1.55%     1.55%       N/A     1.45%     1.46%

                                                                                   CLASS B SHARES
                                                                             FISCAL YEAR ENDED JUNE 30,
                                                                    2004      2003      2002      2001      2000
      ------------------------------------------------------------  ---------------------------------------------
      Net Asset Value, Beginning of the Period....................  $7.44     $6.61     $8.08     $9.89     $9.86
                                                                    -----    ------    ------    ------    ------
       Net Investment Income (a)..................................    .39       .47       .65       .93      1.06
       Net Realized and Unrealized Gain/Loss......................   (.06)      .87     (1.34)    (1.76)    (0.06)
                                                                    -----    ------    ------    ------    ------
      Total From Investment Operations............................    .33      1.34      (.69)     (.83)     1.00
                                                                    -----    ------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................    .40       .47       .78       .98       .97
       Return of Capital Distributions............................    -0-       .04       -0-       -0-       -0-
                                                                    -----    ------    ------    ------    ------
      Total Distributions.........................................    .40       .51       .78       .98       .97
                                                                    -----    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $7.37     $7.44     $6.61     $8.08     $9.89
                                                                    =====    ======    ======    ======    ======
      Total Return*...............................................  4.44%(c) 21.52%(c) -7.48%(c) -8.99%(c) 10.58%(c)
      Net Assets at End of the Period (In millions)...............  $29.3     $39.9     $43.9     $64.1     $90.9
      Ratio of Expenses to Average Net Assets*....................  2.30%     2.31%     2.28%     2.30%     2.35%
      Ratio of Net Investment Income to Average Net Assets*.......  5.13%     7.10%     8.71%    10.21%    10.65%
      Portfolio Turnover..........................................   228%      133%       94%      141%      119%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................  2.47%     2.36%       N/A       N/A       N/A
      Ratio of Net Investment Income to Average Net Assets........  4.96%     7.05%       N/A       N/A       N/A
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................  2.30%     2.30%       N/A     2.20%     2.21%

                                                                                   CLASS C SHARES
                                                                             FISCAL YEAR ENDED JUNE 30,
                                                                    2004      2003      2002      2001      2000
      ------------------------------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $7.45     $6.62     $8.08     $9.89     $9.87
                                                                    -----    ------    ------    ------    ------
       Net Investment Income (a)..................................    .39       .47       .64       .93      1.06
       Net Realized and Unrealized Gain/Loss......................   (.06)      .87     (1.32)    (1.76)     (.07)
                                                                    -----    ------    ------    ------    ------
      Total From Investment Operations............................    .33      1.34      (.68)     (.83)     0.99
                                                                    -----    ------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................    .40       .46       .78       .98       .97
       Return of Capital Distributions............................    -0-       .05       -0-       -0-       -0-
                                                                    -----    ------    ------    ------    ------
      Total Distributions.........................................    .40       .51       .78       .98       .97
                                                                    -----    ------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $7.38     $7.45     $6.62     $8.08     $9.89
                                                                    =====    ======    ======    ======    ======
      Total Return*...............................................  4.43%(d) 21.49%(d) -7.47%(d) -8.88%(d) 10.57%(d)
      Net Assets at End of the Period (In millions)...............  $14.4     $17.8     $17.4     $23.3     $33.5
      Ratio of Expenses to Average Net Assets*....................  2.30%     2.31%     2.28%     2.30%     2.35%
      Ratio of Net Investment Income to Average Net Assets*.......  5.12%     7.08%     8.68%    10.21%    10.65%
      Portfolio Turnover..........................................   228%      133%       94%      141%      119%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................  2.47%     2.36%       N/A       N/A       N/A
      Ratio of Net Investment Income to Average Net Assets........  4.95%     7.03%       N/A       N/A       N/A
      Ratio of Expenses to Average Net Assets Excluding Country
       Tax Expense and Interest Expense...........................  2.30%     2.30%       N/A     2.20%     2.21%



    (a) Based on daily average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424


DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING MARKETS INCOME FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, New Jersey 07303-0947

Attn: Van Kampen Emerging Markets Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen Emerging Markets Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Emerging Markets
Income Fund




A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                  MSWW PRO 10/04


The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Emerging Markets Income Fund

 -------------------------------------------------------------------------------


Van Kampen Emerging Markets Income Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objectives, Strategies and Risks.................   7
Investment Advisory Services................................  19
Purchase of Shares..........................................  20
Redemption of Shares........................................  22
Distributions from the Fund.................................  23
Shareholder Services........................................  23
Federal Income Taxation.....................................  23


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. In selecting income securities for the Fund's portfolio, the Fund considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer. The Fund seeks securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for income or capital appreciation of such securities materially change. This could be a result of a security exceeding expectations, a security meeting expectations but identification of better opportunities elsewhere, or a deterioration of fundamentals of the underlying issuer.



The Fund's investments in lower-grade securities and emerging market countries securities involve greater risks as compared to investments in higher-grade securities or developed countries. Lower-grade debt securities are commonly known as "junk bonds." The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

FOREIGN AND EMERGING MARKET COUNTRIES RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because a significant portion of the Fund's total assets are invested in lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment-grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, under normal market conditions, the Fund's investment adviser seeks to maintain the portfolio's average time to maturity within the range of medium or longer-term securities. This means that the Fund is subject to more market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, particularly developing or emerging market countries, may be more volatile than U.S. markets.


Market risk is often greater among certain types of income securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional fixed income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income and, secondarily, capital appreciation

- Are willing to take on the increased risks associated with investing in emerging market country issuers and lower-grade securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in income securities of emerging market country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the nine calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' * ANNUAL RETURN
                                                                    -------------------------------
1995                                                                             19.97
1996                                                                             26.01
1997                                                                             15.62
1998                                                                            -17.15
1999                                                                             18.02
2000                                                                             -4.64
2001                                                                             -4.18
2002                                                                             -1.42
2003                                                                             28.21


* The Fund had not commenced offering Class I Shares prior to October 29, 2004. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 3.72%. As a result of market activity, current performance may vary from the figures shown.


During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.18% (for the quarter ended June 30, 1995) and the lowest quarterly return for Class A Shares was -24.09% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the J.P. Morgan Emerging Markets Bond Index Global*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2003            1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Emerging
    Markets Income Fund --
    Class A Shares **
      Return Before Taxes        22.08%    5.35%      6.86%(1)
      Return After Taxes on
      Distributions              19.31%    1.21%      2.23%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                14.17%    1.89%      2.91%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    25.66%   15.40%     14.40%(1)
..................................................................



Return information is provided since: (1) 4/21/94.


 * The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged, broad-based market index that tracks total returns for U.S.
   dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities.


** The Fund had not commenced offering Class I Shares prior to October 29, 2004.
   The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The current yield for the thirty-day period ended June 30, 2004 is 5.37% for Class A Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                  CLASS I
                                                  SHARES
-------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                            None
..............................................................
Maximum deferred sales charge (load)                 None
..............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                 None
..............................................................
Redemption fee                                       None
..............................................................
Exchange fee                                         None
..............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June
30, 2004)
-------------------------------------------------------------
Management fees                                     0.75%
..............................................................
Other expenses(1)                                   0.72%
..............................................................
Total annual fund operating expenses                1.47%
..............................................................


(1) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $150      $465       $803       $1,757
....................................................................


Investment Objectives,
Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's investment adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. The Fund's investment adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Under normal market conditions, the Fund invests at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in income securities of emerging markets country issuers. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The Fund's investment adviser intends to invest in income securities of emerging market country issuers that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, the term "emerging market country" applies to any country which, in the opinion of the Fund's investment adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. In selecting emerging market countries debt securities for investment, the Fund's investment adviser applies a market risk analysis assessing factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging market countries debt securities generally are subject to higher risks than investments in domestic securities or securities of developed markets. See "Risks of Investing in Securities of Foreign Issuers" below.



Under normal conditions, the Fund invests at least 65% of its net assets at the time of investment (including any borrowing for investment purposes) in high yielding, high risk securities, commonly known as "junk bonds."


                                 UNDERSTANDING
                                QUALITY RATINGS


   Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line are considered "investment-grade," while those with ratings below the bold line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to the Statement of Additional Information.


         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average grade
.......................................................
         BBB       Baa          Average grade
------------------------------------------------------
          BB       Ba           Below-average grade
.......................................................
           B       B            Marginal grade
.......................................................
         CCC       Caa          Poor grade
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest grade
.......................................................
           D       --           In default
.......................................................


In selecting lower-rated or comparable quality unrated income securities for the Fund's portfolio, the Fund's investment adviser considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer.



The Fund's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The assessment of the Fund's investment adviser of the fixed income markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in fixed income markets which offer the most attractive real returns relative to inflation.


The types of fixed income securities in which the Fund may invest include, but are not limited to, the following: fixed or variable rate bonds, notes, bills or debentures; discount, zero coupon or payment-in-kind securities; preferred stock; convertible securities; warrants; loans, loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities; and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index. The Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.


The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with shorter maturities generally offer lesser yields than fixed income securities with longer maturities assuming all other factors, including credit quality, being equal. The average time to maturity of the Fund's securities will vary depending upon the perception of the Fund's investment adviser of market conditions. Under normal market conditions, the Fund invests primarily in medium or longer-term securities. When the Fund's investment adviser believes that real yields are high, the Fund lengthens the remaining maturities of securities held by it and, conversely, when the Fund's investment adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the securities it holds, and the Fund's investment adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.


Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests primarily in lower-grade fixed income securities. The Fund may purchase unrated lower-grade securities and rated lower-grade securities with no minimum quality standard limitation, including securities that are in default. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks of default and of volatility in price than higher-grade securities. Rated lower-grade securities are regarded by recognized rating organizations as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. Ratings agencies assign ratings based upon their opinions of the quality of the securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Many foreign securities, and particularly securities of issuers from emerging market countries, may not be rated for creditworthiness by any recognized rating organization. See "Risks of Investing in Lower-Grade Securities" below.

Certain types of fixed income securities are subject to additional market, credit or other risks not associated with traditional fixed income securities, see "Additional Information Regarding Certain Income Securities" below.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.


The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's investment adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.


Investors are strongly advised to consider carefully the special risks involved in investing in developing or emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund's investments may include securities with the lowest grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's investment adviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.



New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended June 30, 2004, in the various rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.



    YEAR ENDED JUNE 30, 2004             UNRATED SECURITIES OF
                    RATED SECURITIES      COMPARABLE QUALITY
       RATING      (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
      CATEGORY      PORTFOLIO VALUE)       PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa               0.00%                  0.05%
...................................................................
    AA/Aa                 0.00%                  0.00%
...................................................................
    A/A                   5.22%                  0.00%
...................................................................
    BBB/Baa              33.24%                  0.00%
...................................................................
    BB/Ba                19.85%                  0.00%
...................................................................
    B/B                  32.67%                  1.35%
...................................................................
    CCC/Caa               3.52%                  0.03%
...................................................................
    CC/Ca                 2.37%                  0.00%
...................................................................
    C/C                   0.70%                  0.03%
...................................................................
    D                     0.65%                  0.32%
...................................................................
    Percentage of
    Rated and
    Unrated
    Securities           98.22%                  1.78%
...................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                           CERTAIN INCOME SECURITIES


DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

LOANS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign or corporate obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties.


In the case of participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Fund's investment adviser to be creditworthy.


When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund anticipates that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund monitors the liquidity of such loan interests and loan interests not considered liquid are subject to the Fund's limitation on illiquid securities.

PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the over-the-counter secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.


STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments," which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.


                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the investment objectives of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                               OTHER INVESTMENTS
                                AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements in an aggregate amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage.

Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may, from time to time, make short sales without limitation of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

The Fund may invest in securities indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries is not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for income or capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for high current income and capital appreciation on these securities will tend to be lower than the potential for high current income and capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or the Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Debt team. The team is made up of established investment professionals. Current members of the team include Abigail L. McKenna, a Managing Director of the Adviser, Eric Baurmeister, an Executive Director of the Adviser, and Federico Kaune, a Vice President of the Adviser. The composition of each team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and
(iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser to Investor Services.



The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days' notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund may invest some portion of its assets in preferred stock, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certification as to foreign tax status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424


DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING MARKETS INCOME FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Emerging Markets Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Emerging Markets Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive

Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
Emerging Markets
Income Fund




A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                MSWW PRO I 10/04

The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Equity Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Equity Growth Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large-capitalization companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  11
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  24
Financial Highlights........................................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium- and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:


- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             38.34
2000                                                                            -12.26
2001                                                                            -15.40
2002                                                                            -28.38
2003                                                                             23.63


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was -2.65%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.41% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -18.38% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices: the Standard & Poor's 500 Index* and the Russell 1000 Growth Index**. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST      PAST       SINCE
    DECEMBER 31, 2003             1 YEAR    5 YEARS   INCEPTION
-------------------------------------------------------------------
    Van Kampen Equity Growth
    Fund --
    Class A Shares
      Return Before Taxes          16.47%    -3.03%    -1.20%(1)
      Return After Taxes on
      Distributions                16.47%    -3.55%    -1.68%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  10.71%    -2.74%    -1.19%(1)
    Standard & Poor's 500 Index    28.68%    -0.57%     1.80%(2)
    Russell 1000 Growth Index      29.75%    -5.11%    -1.09%(2)
....................................................................
    Van Kampen Equity Growth
    Fund --
    Class B Shares
      Return Before Taxes          17.77%    -2.85%    -0.87%(1)
    Standard & Poor's 500 Index    28.68%    -0.57%     1.80%(2)
    Russell 1000 Growth Index      29.75%    -5.11%    -1.09%(2)
....................................................................
    Van Kampen Equity Growth
    Fund --
    Class C Shares
      Return Before Taxes          22.20%    -2.51%    -0.81%(1)
    Standard & Poor's 500 Index    28.68%    -0.57%     1.80%(2)
    Russell 1000 Growth Index      29.75%    -5.11%    -1.09%(2)
....................................................................



Return informations is provided since: (1) 5/28/98, (2) 5/31/98


* The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.


** The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Based on the Fund's asset composition, the Fund's investment adviser believes the Russell 1000 Growth Index is a more style-specific broad-based benchmark for the Fund than the Standard & Poor's 500 Index. Accordingly, the Fund will only show the Russell 1000 Growth Index in future prospectuses of the Fund.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004)
----------------------------------------------------------------
Management fees(5)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1)
fees(5)(6)                   0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.62%        0.62%        0.62%
.................................................................
Total annual fund
operating expenses(5)        1.67%        2.42%        2.42%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-none

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $735      $1,071      $1,430      $2,438
......................................................................
Class B Shares           $745      $1,055      $1,441      $2,571*
......................................................................
Class C Shares           $345      $  755      $1,291      $2,756
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $735      $1,071      $1,430      $2,438
......................................................................
Class B Shares           $245      $  755      $1,291      $2,571*
......................................................................
Class C Shares           $245      $  755      $1,291      $2,756
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies. The Fund's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for strong free cash flow and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.



The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund's investment adviser focuses on companies it believes have consistent or rising growth records, potential for strong free cash flow and compelling business strategies. The Fund's investment adviser continually and rigorously studies company developments, including business strategy, and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase equity securities, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

SMALL- MEDIUM AND LARGE-SIZED COMPANIES. Although the Fund generally invests in medium- and larger-sized companies, it also may invest in smaller-sized companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.



The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate future contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested, for non-hedging purposes, in Strategic Transactions other than futures contracts and options on futures contracts.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which, would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.80% (before voluntary fee waivers; and 0.73% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser, U.S. Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch, a Managing Director of the Adviser, David Cohen, an Executive Director of the Adviser, and Sam Chainani, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc.,

PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800)
847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES


                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions
from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                CLASS A SHARES
                                                                          FISCAL YEAR ENDED JUNE 30,
                                                                     2004      2003      2002       2001       2000
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of Period........................   $8.06     $8.38     $10.76     $15.42    $12.54
                                                                    ------    ------    -------    -------    ------
       Net Investment Loss(a).....................................    (.04)     (.02)      (.06)      (.09)     (.11)
       Net Realized and Unrealized Gain/Loss......................    1.23      (.30)     (2.32)     (3.85)     3.47
                                                                    ------    ------    -------    -------    ------
      Total From Investment Operations............................    1.19      (.32)     (2.38)     (3.94)     3.36
      Less Distributions from Net Realized Gain...................     -0-       -0-        -0-        .72       .48
                                                                    ------    ------    -------    -------    ------
      Net Asset Value, End of Period..............................   $9.25     $8.06      $8.38     $10.76    $15.42
                                                                    ======    ======    =======    =======    ======
      Total Return *..............................................  14.76%(b) -3.82%(b) -22.12%(b) -26.15%(b) 27.26%(b)
      Net Assets at End of the Period (in millions)...............    57.0     $34.4      $31.0      $38.3     $41.6
      Ratio of Expenses to Average Net Assets *...................   1.50%     1.50%      1.50%      1.50%     1.50%
      Ratio of Net Investment Income/Loss to Average
       Net Assets *...............................................   (.49%)    (.30%)     (.60%)     (.68%)    (.77%)
      Portfolio Turnover..........................................    135%      186%       115%        71%       73%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.67%     1.75%      1.60%      1.58%     1.69%
      Ratio of Net Investment Loss to Average Net Assets..........   (.66%)    (.55%)     (.70%)     (.76%)    (.96%)

                                                                                CLASS B SHARES
                                                                          FISCAL YEAR ENDED JUNE 30,
                                                                     2004      2003      2002       2001       2000
      ------------------------------------------------------------  ------------------------------------------------
      Net Asset Value, Beginning of Period........................   $7.76     $8.12     $10.51     $15.19    $12.45
                                                                    ------    ------    -------    -------    ------
       Net Investment Loss(a).....................................    (.11)     (.08)      (.13)      (.18)     (.21)
       Net Realized and Unrealized Gain/Loss......................    1.19      (.28)     (2.26)     (3.78)     3.43
                                                                    ------    ------    -------    -------    ------
      Total From Investment Operations............................    1.08      (.36)     (2.39)     (3.96)     3.22
      Less Distributions from Net Realized Gain...................     -0-       -0-        -0-        .72       .48
                                                                    ------    ------    -------    -------    ------
      Net Asset Value, End of Period..............................   $8.84     $7.76      $8.12     $10.51    $15.19
                                                                    ======    ======    =======    =======    ======
      Total Return *..............................................  13.92%(c) -4.55%(c) -22.65%(c) -26.70%(c) 26.32%(c)
      Net Assets at End of the Period (in millions)...............   $33.6     $28.7      $30.4      $43.4     $49.2
      Ratio of Expenses to Average Net Assets *...................   2.25%     2.25%      2.25%      2.25%     2.25%
      Ratio of Net Investment Income/Loss to Average
       Net Assets *...............................................  (1.24%)   (1.05%)    (1.35%)    (1.43%)   (1.52%)
      Portfolio Turnover..........................................    135%      186%       115%        71%       73%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.42%     2.50%      2.35%      2.33%     2.44%
      Ratio of Net Investment Loss to Average Net Assets..........  (1.41%)   (1.30%)    (1.45%)    (1.51%)   (1.71%)

                                                                                 CLASS C SHARES
                                                                           FISCAL YEAR ENDED JUNE 30,
                                                                     2004      2003        2002       2001       2000
      ------------------------------------------------------------  -----------------------------------------------------------
      Net Asset Value, Beginning of Period........................   $7.79     $8.12       $10.50     $15.18    $12.44
                                                                    ------    ------      -------    -------    ------
       Net Investment Loss(a).....................................    (.11)     (.06)        (.13)      (.18)     (.21)
       Net Realized and Unrealized Gain/Loss......................    1.19      (.27)       (2.25)     (3.78)     3.43
                                                                    ------    ------      -------    -------    ------
      Total From Investment Operations............................    1.08      (.33)       (2.38)     (3.96)     3.22
      Less Distributions from Net Realized Gain...................     -0-       -0-          -0-        .72       .48
                                                                    ------    ------      -------    -------    ------
      Net Asset Value, End of Period..............................   $8.87     $7.79        $8.12     $10.50    $15.18
                                                                    ======    ======      =======    =======    ======
      Total Return *..............................................  13.86%(d) -4.06%(d)(e) -22.67%(d) -26.72%(d) 26.34%(d)
      Net Assets at End of the Period (in millions)...............   $20.9     $15.7        $15.7      $13.6     $17.2
      Ratio of Expenses to Average Net Assets *...................   2.25%     2.25%        2.25%      2.25%     2.25%
      Ratio of Net Investment Income/Loss to Average
       Net Assets *...............................................  (1.24%)    (.81%)      (1.36%)    (1.43%)   (1.52%)
      Portfolio Turnover..........................................    135%      186%         115%        71%       73%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.42%     2.50%        2.35%      2.33%     2.44%
      Ratio of Net Investment Loss to Average Net Assets..........  (1.41%)   (1.06%)(e)   (1.46%)    (1.51%)   (1.71%)



    (a) Based upon average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EQUITY GROWTH FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen Equity Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen Equity Growth Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive
Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Equity
Growth Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS





                                              [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company
Act File No. is 811-7140.                                         EQG PRO 10/04

Van Kampen Equity Growth Fund

 -------------------------------------------------------------------------------

Van Kampen Equity Growth Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large-capitalization companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Strategies and Risks..................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  10
Redemption of Shares........................................  12
Distributions from the Fund.................................  13
Shareholder Services........................................  13
Federal Income Taxation.....................................  14


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.


The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium- and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:


- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the five calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' * ANNUAL RETURN
                                                                    -------------------------------
1999                                                                             38.34
2000                                                                            -12.26
2001                                                                            -15.40
2002                                                                            -28.38
2003                                                                             23.63


* The Fund had not commenced offering Class I Shares prior to October 29, 2004. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was -2.65%. As a result of market activity, current performance may vary from the figures shown.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.41% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -18.38% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices: the Standard & Poor's 500 Index* and the Russell 1000 Growth Index**. The Fund's performance figures are for the Fund's Class A Shares*** and include the maximum sales charges paid by investors on such Class A Shares. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST      PAST       SINCE
    DECEMBER 31, 2003             1 YEAR    5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Equity
    Growth Fund --
    Class A Shares***              16.47%    -3.03%    -1.20%(1)
      Return Before Taxes          16.47%    -3.55%    -1,68%(1)
      Return After Taxes on
      Distributions
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  10.71%    -2.74%    -1.19%(1)
    Standard & Poor's 500 Index    28.68%    -0.57%     1.80%(2)
    Russell 1000 Growth Index      29.75%    -5.11%    -1.09%(2)
....................................................................



Return information is provided since: (1) 5/28/98, (2) 5/31/98


  * The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.


 ** The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Based on the Fund's asset composition, the Fund's investment adviser believes the Russell 1000 Growth Index is a more style-specific broad-based benchmark for the Fund than the Standard & Poor's 500 Index. Accordingly, the Fund will only show the Russell 1000 Growth Index in future prospectuses of the Fund.



*** The Fund had not commenced offering Class I Shares prior to October 29,
    2004. The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                               CLASS I
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee                                    None
...........................................................
Exchange fee                                      None
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
June 30, 2004)
----------------------------------------------------------
Management fees                                  0.80%
...........................................................
Other expenses(1)                                0.62%
...........................................................
Total annual fund operating expenses             1.42%
...........................................................


(1) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $145      $449       $776       $1,702
....................................................................


Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of growth-oriented companies. The Fund's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund's investment adviser seeks those companies with the potential for strong free cash flow and compelling business strategies. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments.



The Fund generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Fund's investment adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Fund's investment adviser continually and rigorously studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks, and also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase equity securities, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

SMALL- MEDIUM AND LARGE-SIZED COMPANIES. Although the Fund generally invests in medium- and larger-sized companies, it also may invest in smaller-sized companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate future contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested, for non-hedging purposes, in Strategic Transactions other than futures contracts and options on futures contracts.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) which, would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.80% (before voluntary fee waivers; and 0.73% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's U.S. Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch, a Managing Director of the Adviser, David Cohen, an Executive Director of the Adviser, and Sam Chainani, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.


The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper of financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.


Distributions
from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act. Any recognized capital gains may be taxed at different rates depending on how long the shareholders held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications

(including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EQUITY GROWTH FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Equity Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Equity Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
Equity
Growth Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS





                                         [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company
Act File No. is 811-7140.                                  EQG PRO I 10/04

Van Kampen Focus Equity Fund
 -------------------------------------------------------------------------------

Van Kampen Focus Equity Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  24
Financial Highlights........................................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of large-capitalization, growth-oriented companies. The Fund emphasizes individual security selection. The Fund generally focuses its investments in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal market conditions, the Fund invests primarily in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, equity-related futures contracts and options and other specialty securities having equity features. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of medium- and smaller-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.



                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Seek a fund with an investment strategy focused on a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a focused portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             37.64
1997                                                                             31.70
1998                                                                             14.02
1999                                                                             45.67
2000                                                                            -11.83
2001                                                                            -15.60
2002                                                                            -29.47
2003                                                                             24.08


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was -2.92%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 25.50% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -19.05% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices: the Standard & Poor's 500 Index* and the Russell 1000 Growth Index**. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST      PAST       SINCE
    DECEMBER 31, 2003             1 YEAR    5 YEARS   INCEPTION
-------------------------------------------------------------------
    Van Kampen Focus Equity
    Fund --
    Class A Shares
      Return Before Taxes          16.90%    -2.21%     7.99%(1)
      Return After Taxes on
      Distributions                16.90%    -2.94%     6.01%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  10.99%    -2.18%     5.79%(1)
    Standard & Poor's 500 Index    28.68%    -0.57%     9.38%(2)
    Russell 1000 Growth Index      29.75%    -5.11%     9.21%(2)
....................................................................
    Van Kampen Focus Equity
    Fund --
    Class B Shares
      Return Before Taxes          18.19%    -2.08%     8.07%(1)***
    Standard & Poor's 500 Index    28.68%    -0.57%     9.38%(2)
    Russell 1000 Growth Index      29.75%    -5.11%     9.21%(2)
....................................................................
    Van Kampen Focus Equity
    Fund --
    Class C Shares
      Return Before Taxes          22.29%    -1.80%     7.98%(1)
    Standard & Poor's 500 Index    28.68%    -0.57%     9.38%(2)
    Russell 1000 Growth Index      29.75%    -5.11%     9.21%(2)
....................................................................



Return information is provided since: (1) 1/2/96, (2) 12/31/95.


 * The Standard & Poor's 500 Index is a broad-based index of 500 widely held common stocks from 83 industrial groups of companies chosen for market size, liquidity and industry group representation.


 ** The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Based on the Fund's asset composition, the Fund's investment adviser believes the Russell 1000 Growth Index is a more appropriate broad-based benchmark for the Fund than the Standard & Poor's 500 Index. Accordingly, the Fund will only show the Russell 1000 Growth Index in future prospectuses of the Fund.



*** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004)
----------------------------------------------------------------
Management fees(5)           0.90%        0.90%        0.90%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.55%        0.55%        0.55%
.................................................................
Total annual fund
operating expenses(5)        1.70%        2.45%        2.45%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $738      $1,079      $1,443      $2,465
......................................................................
Class B Shares           $748      $1,064      $1,456      $2,600*
......................................................................
Class C Shares           $348      $  764      $1,306      $2,786
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $738      $1,079      $1,443      $2,465
......................................................................
Class B Shares           $248      $  764      $1,306      $2,600*
......................................................................
Class C Shares           $248      $  764      $1,306      $2,786
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of large-capitalization, growth-oriented companies. The Fund's investment adviser emphasizes a "bottom up" stock selection process, seeking attractive growth investments on an individual company basis. The Fund's investment adviser follows a flexible investment program in seeking to achieve the Fund's investment objective. In selecting securities for investment, the Fund's investment adviser focuses on those companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the investment adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Fund generally focuses its investments in a relatively small number of issuers, which may result in greater volatility of the value of the Fund's shares. Investments in growth-oriented equity securities may have above average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Fund's investments. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


The Fund emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities and depositary receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

MEDIUM- AND SMALL-SIZED COMPANIES. Although the Fund generally invests in larger-sized companies, it also may invest in medium- and smaller-sized companies. The securities of medium- and small-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent the Fund invests in medium- and small-sized companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.



The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.90%
...................................................
    Next $500 million            0.85%
...................................................
    Over $1 billion              0.80%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.90% (before voluntary fee waivers; and 0.82% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund's portfolio is managed by the Adviser's U.S. Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch, a Managing Director of the Adviser, David Cohen, an Executive Director of the Adviser, and Sam Chainani, a Vice President of the Adviser. The team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to

Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES
                               PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of

     1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
     Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS B SHARES



Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:



                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE



                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.



Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS C SHARES



Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.



Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                               CONVERSION FEATURE



Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling

365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                     CLASS A SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                               2004         2003          2002          2001          2000
      ---------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............   $14.07       $14.60        $18.94        $27.17       $22.98
                                                              -------      -------       -------       -------       ------
       Net Investment Loss (a)..............................     (.06)        (.02)         (.11)         (.16)        (.18)
       Net Realized and Unrealized Gain/Loss................     2.00         (.51)        (4.23)        (6.81)        5.82
                                                              -------      -------       -------       -------       ------
      Total From Investment Operations......................     1.94         (.53)        (4.34)        (6.97)        5.64
      Less Distributions from Net Realized Gain.............      -0-          -0-           -0-          1.26         1.45
                                                              -------      -------       -------       -------       ------
      Net Asset Value, End of the Period....................   $16.01       $14.07        $14.60        $18.94       $27.17
                                                              =======      =======       =======       =======       ======
      Total Return*.........................................   13.79%(b)    -3.63%(b)    -22.87%(b)    -26.45%(b)    25.28%(b)
      Net Assets at End of the Period (In millions).........    $98.7        $90.9        $109.7        $155.1       $186.0
      Ratio of Expenses to Average Net Assets*..............    1.50%        1.50%         1.50%         1.50%        1.50%
      Ratio of Net Investment Loss to Average Net Assets*...    (.42%)       (.14%)        (.62%)        (.73%)       (.71%)
      Portfolio Turnover....................................     125%         205%          114%           80%         106%
      * If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower
        and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............    1.70%        1.65%         1.55%         1.52%        1.56%
      Ratio of Net Investment Loss to Average Net Assets....    (.62%)       (.29%)        (.67%)        (.75%)       (.77%)

                                                                                     CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                               2004         2003         2002          2001          2000
      ------------------------------------------------------  ------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............  $13.23       $13.84        $18.09        $26.22       $22.38
                                                              ------       ------       -------       -------       ------
       Net Investment Loss (a)..............................    (.17)        (.11)         (.22)         (.32)        (.36)
       Net Realized and Unrealized Gain/Loss................    1.88         (.50)        (4.03)        (6.55)        5.65
                                                              ------       ------       -------       -------       ------
      Total From Investment Operations......................    1.71         (.61)        (4.25)        (6.87)        5.29
      Less Distributions from Net Realized Gain.............     -0-          -0-           -0-          1.26         1.45
                                                              ------       ------       -------       -------       ------
      Net Asset Value, End of the Period....................  $14.94       $13.23        $13.84        $18.09       $26.22
                                                              ======       ======       =======       =======       ======
      Total Return*.........................................  12.93%(c)    -4.48%(c)    -23.44%(c)    -27.01%(c)    24.42%(c)
      Net Assets at End of the Period (In millions).........  $106.6       $112.5        $149.5        $230.5       $307.8
      Ratio of Expenses to Average Net Assets*..............   2.25%        2.25%         2.25%         2.25%        2.25%
      Ratio of Net Investment Loss to Average Net Assets*...  (1.17%)       (.89%)       (1.37%)       (1.48%)      (1.46%)
      Portfolio Turnover....................................    125%         205%          114%           80%         106%
      * If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower
        and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   2.45%        2.40%         2.30%         2.27%        2.31%
      Ratio of Net Investment Loss to Average Net Assets....  (1.37%)      (1.04%)       (1.42%)       (1.50%)      (1.52%)

                                                                                    CLASS C SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                               2004        2003         2002         2001         2000
      ------------------------------------------------------  -------------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............  $13.23       $13.85       $18.09       $26.21       $22.36
                                                              ------      -------      -------      -------      -------
       Net Investment Loss (a)..............................    (.17)        (.11)        (.22)        (.32)        (.36)
       Net Realized and Unrealized Gain/Loss................    1.88         (.51)       (4.02)       (6.54)        5.66
                                                              ------      -------      -------      -------      -------
      Total From Investment Operations......................    1.71         (.62)       (4.24)       (6.86)        5.30
      Less Distributions from Net Realized Gain.............     -0-          -0-          -0-         1.26         1.45
                                                              ------      -------      -------      -------      -------
      Net Asset Value, End of the Period....................  $14.94       $13.23       $13.85       $18.09       $26.21
                                                              ======      =======      =======      =======      =======
      Total Return*.........................................  12.93%(d)    -4.48%(d)   -23.44%(d)   -26.95%(d)    24.38%(d)
      Net Assets at End of the Period (In millions).........   $21.3        $24.0        $31.6        $48.4        $61.3
      Ratio of Expenses to Average Net Assets*..............   2.25%        2.25%        2.25%        2.25%        2.25%
      Ratio of Net Investment Loss to Average Net Assets*...  (1.17%)       (.89%)      (1.37%)      (1.48%)      (1.46%)
      Portfolio Turnover....................................    125%         205%         114%          80%         106%
      * If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower
        and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   2.45%        2.40%        2.33%        2.27%        2.31%
      Ratio of Net Investment Loss to Average Net Assets....  (1.37%)      (1.04%)      (1.45%)      (1.50%)      (1.52%)



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN FOCUS EQUITY FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen Focus Equity Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen Focus Equity Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Focus Equity
Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                  MSAE PRO 10/04

                                                                     65010PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Global Equity Allocation Fund
 -------------------------------------------------------------------------------

Van Kampen Global Equity Allocation Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Federal Income Taxation.....................................  26
Financial Highlights........................................  28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three countries (including the U.S.). The composition of the Fund's portfolio will vary over time based upon the evaluation of the Fund's investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for capital appreciation of countries or sectors materially change.


Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in a global portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              0.27
1995                                                                             19.65
1996                                                                             13.01
1997                                                                             16.45
1998                                                                             19.38
1999                                                                             23.48
2000                                                                             -9.26
2001                                                                            -14.97
2002                                                                            -18.37
2003                                                                             28.20


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 0.89%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -17.41% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with net dividends* (in U.S. dollar terms), a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                                   PAST 10
    FOR THE                                        YEARS OR
    PERIODS ENDED                PAST     PAST       SINCE
    DECEMBER 31, 2003           1 YEAR   5 YEARS   INCEPTION
----------------------------------------------------------------
    Van Kampen Global Equity
    Allocation Fund --
    Class A Shares
      Return Before Taxes       20.84%   -1.23%      5.88%
      Return After Taxes on
      Distributions             20.72%   -2.49%      4.13%
      Return After Taxes on
      Distributions and Sale
      of Fund Shares            13.70%   -1.52%      4.27%
    MSCI World Index with net
    dividends                   33.11%   -0.77%      6.17%(2)
.................................................................
    Van Kampen Global Equity
    Allocation Fund --
    Class B Shares
      Return Before Taxes       22.89%   -0.95%      5.88%(1)**
    MSCI World Index
    with net dividends          33.11%   -0.77%      6.17%(2)
.................................................................
    Van Kampen Global Equity
    Allocation Fund --
    Class C Shares
      Return Before Taxes       26.24%   -0.78%      5.74%
    MSCI World Index with net
    dividends                   33.11%   -0.77%      6.17%(2)
.................................................................



Return information is provided since: (1) 8/1/95, (2) 7/31/95.



 * The MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004)
----------------------------------------------------------------
Management fees(6)           1.05%        1.05%        1.05%
.................................................................
Distribution and/or
service (12b-1)
fees(6)(7)                   0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            0.58%        0.58%        0.58%
.................................................................
Total annual fund
operating expenses(6)        1.88%        2.63%        2.63%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.70% for Class A Shares, 1.86% for Class B Shares and 2.45% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $755      $1,132      $1,533      $2,649
......................................................................
Class B Shares           $766      $1,117      $1,545      $2,782*
......................................................................
Class C Shares           $366      $  817      $1,395      $2,964
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $755      $1,132      $1,533      $2,649
......................................................................
Class B Shares           $266      $  817      $1,395      $2,782*
......................................................................
Class C Shares           $266      $  817      $1,395      $2,964
......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). This investment approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and sector is an effective way to maximize the return and minimize the risk associated with global investment. The Fund's investments may be shifted among the world's various capital markets, including developing or emerging market countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative capital appreciation available from particular countries sectors and securities. Accordingly, the composition of the Fund's portfolio will vary over time. Achieving the Fund's investment objective depends on the ability of the Fund's investment adviser to assess the effect of such economic and market trends on different countries and sectors of the market.

The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the MSCI World Index. In addition, the Fund may invest a portion of its assets in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The investment adviser's sell decisions are based on a country's or industry/sector's relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/ sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.

Within a particular country or sector, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for that particular country or sector.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, rights and warrants to purchase equity securities and other investment companies.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit

(including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10022.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.05% (before voluntary fee waivers; and 1.00% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Active International Allocation team. The team is made up of established investment professionals. Ann D. Thivierge, a Managing Director of the Adviser, is a current member of the team. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purpose. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                        CLASS A SHARES PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS B SHARES



Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:



                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE



                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.



Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                                 CLASS C SHARES



Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in amount of $1 million or more.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.



Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.



                               CONVERSION FEATURE



Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under Internal Revenue Service guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, and redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of six exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than six exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than six exchanges in the rolling 365-day period. This six exchange policy does not apply to money market funds systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from out web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                  CLASS A SHARES
                                                                                YEAR ENDED JUNE 30,
                                                              2004         2003        2002         2001         2000
      ----------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period.........       $10.47      $11.15       $12.61       $17.74      $16.86
                                                             -------      ------      -------      -------      ------
       Net Investment Income/Loss(a)...................          .02         .05          .01          .07         .02
       Net Realized and Unrealized Gain/Loss...........         2.19        (.73)       (1.47)       (2.52)       2.09
                                                             -------      ------      -------      -------      ------
      Total From Investment Operations.................         2.21        (.68)       (1.46)       (2.45)       2.11
                                                             -------      ------      -------      -------      ------
      Less:
       Distributions from Net Investment Income........          .08         -0-          -0-          -0-         -0-
       Distributions from Net Realized Gain............          -0-         -0-          -0-         2.68        1.23
                                                             -------      ------      -------      -------      ------
      Total Distributions..............................          .08         -0-          -0-         2.68        1.23
                                                             -------      ------      -------      -------
      Net Asset Value, End of the Period...............       $12.60      $10.47       $11.15       $12.61      $17.74
                                                             =======      ======      =======      =======      ======
      Total Return *...................................       21.15%(b)   -6.01%(b)   -11.66%(b)   -15.03%(b)   12.83%(b)
      Net Assets at End of Period (in millions)........       $179.8      $183.1       $215.2       $284.6      $301.9
      Ratio of Expenses to Average Net Assets *........        1.70%       1.70%        1.68%        1.65%       1.70%
      Ratio of Net Investment Income/Loss to Average
       Net Assets *....................................         .20%        .56%         .08%         .43%        .12%
      Portfolio Turnover...............................          35%         47%          30%          58%         99%
      *If certain expenses had not been voluntarily
       assumed by the Adviser, total return would have
       been lower and the ratios would have been as
       follows:
      Ratio of Expenses to Average Net Assets..........        1.88%       1.81%          N/A          N/A         N/A
      Ratio of Net Investment Income/Loss to Average
       Net Assets......................................         .02%        .45%          N/A          N/A         N/A

                                                                              CLASS B SHARES
                                                                            YEAR ENDED JUNE 30,
                                                          2004         2003        2002         2001         2000
      -------------------------------------------------  ---------------------------------------------------------
      Net Asset Value, Beginning of the Period.........   $9.71       $10.40       $11.84       $16.96      $16.28
                                                         ------       ------      -------      -------      ------
       Net Investment Income/Loss(a)...................     -0-(e)       -0-(e)      (.08)        (.05)       (.11)
       Net Realized and Unrealized Gain/Loss...........    2.04         (.69)       (1.36)       (2.39)       2.02
                                                         ------       ------      -------      -------      ------
      Total From Investment Operations.................    2.04         (.69)       (1.44)       (2.44)       1.91
                                                         ------       ------      -------      -------      ------
      Less:
       Distributions from Net Investment Income........     -0-          -0-          -0-          -0-         -0-
       Distributions from Net Realized Gain............     -0-          -0-          -0-         2.68        1.23
                                                         ------       ------      -------      -------      ------
      Total Distributions..............................     -0-          -0-          -0-         2.68        1.23
                                                         ------       ------      -------      -------
      Net Asset Value, End of the Period...............  $11.75        $9.71       $10.40       $11.84      $16.96
                                                         ======       ======      =======      =======      ======
      Total Return *...................................  21.26%(c)(f) -6.74%(c)(f) -12.25%(c)  -15.73%(c)   12.03%(c)
      Net Assets at End of Period (in millions)........  $117.7       $110.3       $144.9       $187.1      $252.1
      Ratio of Expenses to Average Net Assets *........   1.86%(f)     2.22%(f)     2.43%        2.40%       2.45%
      Ratio of Net Investment Income/Loss to Average
       Net Assets *....................................    .04%(f)      .03%(f)     (.69%)       (.32%)      (.65%)
      Portfolio Turnover...............................     35%          47%          30%          58%         99%
      *If certain expenses had not been voluntarily
       assumed by the Adviser, total return would have
       been lower and the ratios would have been as
       follows:
      Ratio of Expenses to Average Net Assets..........   2.04%(f)     2.33%(f)       N/A          N/A         N/A
      Ratio of Net Investment Income/Loss to Average
       Net Assets......................................   (.14%)(f)    (.08%)(f)      N/A          N/A         N/A

                                                                              CLASS C SHARES
                                                                            YEAR ENDED JUNE 30,
                                                          2004         2003        2002         2001         2000
      -------------------------------------------------  ------------------------------------------------------------------
      Net Asset Value, Beginning of the Period.........    $9.84      $10.55       $12.02       $17.16      $16.46
                                                         -------      ------      -------      -------      ------
       Net Investment Income/Loss(a)...................     (.06)       (.02)        (.08)        (.05)       (.11)
       Net Realized and Unrealized Gain/Loss...........     2.05        (.69)       (1.39)       (2.41)       2.04
                                                         -------      ------      -------      -------      ------
      Total From Investment Operations.................     1.99        (.71)       (1.47)       (2.46)       1.93
                                                         -------      ------      -------      -------      ------
      Less:
       Distributions from Net Investment Income........      -0-         -0-          -0-          -0-         -0-
       Distributions from Net Realized Gain............      -0-         -0-          -0-         2.68        1.23
                                                         -------      ------      -------      -------      ------
      Total Distributions..............................      -0-         -0-          -0-         2.68        1.23
                                                         -------      ------      -------      -------      ------
      Net Asset Value, End of the Period...............   $11.83       $9.84       $10.55       $12.02      $17.16
                                                         =======      ======      =======      =======      ======
      Total Return *...................................   20.22%(d)   -6.73%(d)   -12.23%(d)   -15.65%(d)   12.02%(d)
      Net Assets at End of Period (in millions)........    $38.4       $40.5        $55.6        $77.0      $104.7
      Ratio of Expenses to Average Net Assets *........    2.45%       2.45%        2.43%        2.40%       2.45%
      Ratio of Net Investment Income/Loss to Average
       Net Assets *....................................    (.58%)      (.20%)       (.69%)       (.32%)      (.66%)
      Portfolio Turnover...............................      35%         47%          30%          58%         99%
      *If certain expenses had not been voluntarily
       assumed by the Adviser, total return would have
       been lower and the ratios would have been as
       follows:
      Ratio of Expenses to Average Net Assets..........    2.63%       2.56%          N/A          N/A         N/A
      Ratio of Net Investment Income/Loss to Average
       Net Assets......................................    (.76%)      (.31%)         N/A          N/A         N/A



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Amount is less than $.01.



    (f) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflects the refund of certain 12b-1 fees during the period.



    N/A Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen Global Equity Allocation Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen Global Equity Allocation Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Global Equity
Allocation Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                  MSGE PRO 10/04

                                                                     65040PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Global Equity Allocation Fund

 -------------------------------------------------------------------------------

Van Kampen Global Equity Allocation Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Distributions from the Fund.................................  15
Shareholder Services........................................  15
Federal Income Taxation.....................................  15


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three countries (including the U.S.). The composition of the Fund's portfolio will vary over time based upon the evaluation of the Fund's investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for capital appreciation of countries or sectors materially change.

Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in a global portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' * ANNUAL RETURN
                                                                    -------------------------------
1994                                                                              0.27
1995                                                                             19.65
1996                                                                             13.01
1997                                                                             16.45
1998                                                                             19.38
1999                                                                             23.48
2000                                                                             -9.26
2001                                                                            -14.97
2002                                                                            -18.37
2003                                                                             28.20


* The Fund had not commenced offering Class I Shares prior to October 29, 2004. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 0.89%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -17.41% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with net dividends* (in U.S. dollar terms), a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                PAST      PAST      PAST 10
    DECEMBER 31, 2003           1 YEAR    5 YEARS     YEARS
-----------------------------------------------------------------
    Van Kampen Global Equity
    Allocation Fund --
    Class A Shares**
      Return Before Taxes        20.84%   -1.23%      5.88%
      Return After Taxes on      20.72%   -2.49%      4.13%
      Distributions
      Return After Taxes on      13.70%   -1.52%      4.27%
      Distributions and Sale
      of Fund Shares
    MSCI World Index with net    33.11%   -0.77%      6.17%
    dividends
..................................................................



 * The MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.



** The Fund had not commenced offering Class I Shares prior to October 29, 2004.
   The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                          None
............................................................
Maximum deferred sales charge (load)               None
............................................................
Maximum sales charge (load) imposed on
reinvested dividends                               None
............................................................
Redemption fee                                     None
............................................................
Exchange fee                                       None
............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
June 30, 2004)
-----------------------------------------------------------
Management fees                                   1.05%
............................................................
Other expenses(1)                                 0.58%
............................................................
Total annual fund operating expenses              1.63%
............................................................


(1) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $166      $514       $887       $1,933
....................................................................


Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). This investment approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and sector is an effective way to maximize the return and minimize the risk associated with global investment. The Fund's investments may be shifted among the world's various capital markets, including developing or emerging market countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative capital appreciation available from particular countries sectors and securities. Accordingly, the composition of the Fund's portfolio will vary over time. Achieving the Fund's investment objective depends on the ability of the Fund's investment adviser to assess the effect of such economic and market trends on different countries and sectors of the market.

The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the MSCI World Index. In addition, the Fund may invest a portion of its assets in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The investment adviser's sell decisions are based on a country's or industry/sector's relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.

Within a particular country or sector, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for that particular country or sector.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities and other investment companies.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.05% (before voluntary fee waivers; and 1.00% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Active International Allocation team. The team is made up of established investment professionals. Ann D. Thivierge, a Managing Director of the Adviser, is a current member of the team. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and
(iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.



The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.



If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.


The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income". To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Global Equity Allocation Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Global Equity Allocation Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive

Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
Global Equity
Allocation Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                MSGE PRO I 10/04

The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Global Franchise Fund
 -------------------------------------------------------------------------------

Van Kampen Global Franchise Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Federal Income Taxation.....................................  26
Financial Highlights........................................  28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase equity securities and depositary receipts.


The Fund's portfolio management team uses a bottom-up investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Fund's portfolio management team believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. Sell decisions are directly connected to buy decisions.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). The Fund may invest in issuers determined by the Fund's portfolio management team to be from developing or emerging market countries. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international or trade development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to a greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in publicly traded equity securities of U.S. and other issuers.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             20.49
2000*                                                                            26.69
2001*                                                                             1.04
2002*                                                                             6.60
2003*                                                                            26.47


* The Annual Returns shown above include performance of the Fund for a period during which the Fund had implemented a tax-sensitive strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 0.35%. As a result of recent market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.99% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -8.24% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International (MSCI) World Index with net dividends*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS**
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2003            1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Global Franchise
    Fund --
    Class A Shares
      Return Before Taxes        19.19%   14.40%     15.54%(1)
      Return After Taxes on
      Distributions              19.28%   13.67%     14.74%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                12.69%   12.20%     13.20%(1)
    MSCI World Index with net
    dividends                    33.11%   -0.77%      2.56%(2)
..................................................................
    Van Kampen Global Franchise
    Fund --
    Class B Shares
      Return Before Taxes        20.56%   14.71%     15.94%(1)
    MSCI World Index with net
    dividends                    33.11%   -0.77%      2.56%(2)
..................................................................
    Van Kampen Global Franchise
    Fund --
    Class C Shares
      Return Before Taxes        24.54%   14.86%     16.10%(1)
    MSCI World Index with net
    dividends                    33.11%   -0.77%      2.56%(2)
..................................................................



Return information is provided since: (1) 9/25/98, (2) 9/30/98



 * The MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.



** The Annual Returns shown include performance of the Fund for a period during which the Fund had implemented a tax-sensitive strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004, except as noted below)
----------------------------------------------------------------
Management fees(6)           0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses               0.31%        0.31%        0.31%
.................................................................
Total annual fund
operating expenses(6)        1.31%        2.06%(8)     2.06%(8)
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Expense information has been restated to reflect management fees in effect as of June 1, 2004. See "Investment Advisory Services."



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $701      $967       $1,253      $2,065
.....................................................................
Class B Shares           $709      $946       $1,258      $2,198*
.....................................................................
Class C Shares           $309      $646       $1,108      $2,390
.....................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $701      $967       $1,253      $2,065
.....................................................................
Class B Shares           $209      $646       $1,108      $2,198*
.....................................................................
Class C Shares           $209      $646       $1,108      $2,390
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential. The franchise focus of the Fund is based on the portfolio management team's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create or to replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Fund's portfolio management team with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Fund's portfolio management team uses a bottom up strategy emphasizing individual security selection. The Fund's portfolio management team relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting its investment criteria.

The Fund's portfolio management team believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. The Fund generally emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's portfolio management team believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. The Fund may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund is subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.

Under normal market conditions, the Fund invests at least 65% of its total assets in issuers from at least three different countries (including the U.S.). Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any single country or region. To the extent the Fund does invest more of its assets in a single country or region, the Fund will be subject to greater risks impacting such country or region than a fund which maintains broad country diversity. The Fund may invest in issuers determined by the Fund's portfolio management team to be from developing or emerging market countries; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. See "Risks of Investing in Securities of Foreign Issuers" below.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, other investment companies and depositary receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt securities and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALLER COMPANIES. The Fund may invest in issuers in any capitalization range. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by any transaction costs incurred. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective June 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................



Prior to June 1, 2004, the Fund paid the Adviser a monthly fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1 billion              0.90%
...................................................



Applying these fee schedules, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $403 billion as of September 30, 2004. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Global Franchise team. The team is made up of established investment professionals. Current members of the team include Hassan Elmasry, Ewa Borowska, Paras Dodhia, and Jayson Vowles. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.



Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES


                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under Internal Revenue Service guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, and redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of six exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than six exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than six exchanges in the rolling 365-day period. This six exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                               CLASS A SHARES
                                                                                            YEAR ENDED JUNE 30,
                                                                          2004         2003         2002         2001         2000
      -----------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................       $16.96       $17.23       $14.91       $13.78       $11.98
                                                                         ------       ------       ------       ------       ------
       Net Investment Income/Loss (a).............................          .27          .22          .12          .15          .08
       Net Realized and Unrealized Gain/Loss......................         3.87         (.49)        2.31         1.89         2.22
                                                                         ------       ------       ------       ------       ------
      Total from Investment Operations............................         4.14         (.27)        2.43         2.04         2.30
                                                                         ------       ------       ------       ------       ------
      Less:
       Distributions from Net Investment Income...................          .06          -0-          .11          .21          .32
       Distributions from Net Realized Gain.......................          -0-          -0-(e)       -0-          .70          .18
                                                                         ------       ------       ------       ------       ------
      Total Distributions.........................................          .06          -0-(e)       .11          .91          .50
                                                                         ------       ------       ------       ------       ------
      Net Asset Value, End of the Period..........................       $21.04       $16.96       $17.23       $14.91       $13.78
                                                                         ======       ======       ======       ======       ======
      Total Return*...............................................       24.38%(b)    -1.49%(b)    16.45%(b)    15.13%(b) 19.83%(b)
      Net Assets, at End of Period (in millions)..................       $913.6       $365.0       $139.3        $15.8         $1.9
      Ratio of Expenses to Average Net Assets.....................        1.51%        1.62%        1.80%        1.80%        1.80%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................        1.41%        1.40%         .73%        1.04%         .70%
      Portfolio Turnover Rate.....................................          10%          24%          21%           8%          29%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets (f).................          N/A          N/A        1.80%        2.76%        7.17%
      Ratio of Net Investment Income/Loss to Average Net Assets
       (f)........................................................          N/A          N/A         .73%         .09%       (4.67%)

                                                                                          CLASS B SHARES
                                                                                       YEAR ENDED JUNE 30,
                                                                     2004         2003         2002         2001         2000
      ------------------------------------------------------------  ----------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $16.74       $17.14       $14.84       $13.73       $11.92
                                                                    ------       ------       ------       ------       ------
       Net Investment Income/Loss (a).............................     .11          .11          .01          .05         (.01)
       Net Realized and Unrealized Gain/Loss......................    3.83         (.51)        2.29         1.85         2.22
                                                                    ------       ------       ------       ------       ------
      Total from Investment Operations............................    3.94         (.40)        2.30         1.90         2.21
                                                                    ------       ------       ------       ------       ------
      Less:
       Distributions from Net Investment Income...................     -0-          -0-          -0-(e)       .09          .22
       Distributions from Net Realized Gain.......................     -0-          -0-(e)       -0-          .70          .18
                                                                    ------       ------       ------       ------       ------
      Total Distributions.........................................     -0-          -0-(e)       -0-(e)       .79          .40
                                                                    ------       ------       ------       ------       ------
      Net Asset Value, End of the Period..........................  $20.68       $16.74       $17.14       $14.84       $13.73
                                                                    ======       ======       ======       ======       ======
      Total Return*...............................................  23.46%(c)    -2.25%(c)    15.53%(c)    14.16%(c)    19.09%(c)
      Net Assets, at End of Period (in millions)..................  $378.2       $207.6        $80.5         $7.1         $2.0
      Ratio of Expenses to Average Net Assets.....................   2.26%        2.38%        2.55%        2.55%        2.55%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................    .59%         .70%         .05%         .34%        (.04%)
      Portfolio Turnover Rate.....................................     10%          24%          21%           8%          29%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets (f).................     N/A          N/A        2.55%        3.82%        8.17%
      Ratio of Net Investment Income/Loss to Average Net Assets
       (f)........................................................     N/A          N/A         .05%        (.93%)      (5.93%)

                                                                                          CLASS C SHARES
                                                                                       YEAR ENDED JUNE 30,
                                                                     2004         2003         2002         2001         2000
      ------------------------------------------------------------  ---------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $16.88       $17.28       $14.96       $13.83       $12.02
                                                                    ------       ------       ------       ------       ------
       Net Investment Income/Loss (a).............................     .12          .11          .01          .05          -0-(e)
       Net Realized and Unrealized Gain/Loss......................    3.85         (.51)        2.31         1.87         2.21
                                                                    ------       ------       ------       ------       ------
      Total from Investment Operations............................    3.97         (.40)        2.32         1.92         2.21
                                                                    ------       ------       ------       ------       ------
      Less:
       Distributions from Net Investment Income...................     -0-          -0-          -0-(e)       .09          .22
       Distributions from Net Realized Gain.......................     -0-          -0-(e)       -0-          .70          .18
                                                                    ------       ------       ------       ------       ------
      Total Distributions.........................................     -0-          -0-(e)       -0-(e)       .79          .40
                                                                    ------       ------       ------       ------       ------
      Net Asset Value, End of the Period..........................  $20.85       $16.88       $17.28       $14.96       $13.83
                                                                    ======       ======       ======       ======       ======
      Total Return*...............................................  23.45%(d)    -2.24%(d)    15.53%(d)    14.19%(d)    18.92%(d)
      Net Assets, at End of Period (in millions)..................  $254.6       $124.4        $47.2         $5.3         $1.8
      Ratio of Expenses to Average Net Assets.....................   2.26%        2.38%        2.55%        2.55%        2.55%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................    .62%         .73%         .04%         .34%        (.02%)
      Portfolio Turnover Rate.....................................     10%          24%          21%           8%          29%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets (f).................     N/A          N/A        2.55%        3.84%        7.15%
      Ratio of Net Investment Income/Loss to Average Net Assets
       (f)........................................................     N/A          N/A         .04%        (.95%)      (4.59%)



    (a) Net investment income per share is based upon daily average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Amount is less than $0.01 per share.



    (f) For the year ended June 30, 2002, the impact on the ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than .01%.



    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424


DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL FRANCHISE FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0747

Attn: Van Kampen Global Franchise Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Global Franchise
Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                   GLF PRO 10/04

                                                                     65114PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Global Franchise Fund

 -------------------------------------------------------------------------------

Van Kampen Global Franchise Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Distributions from the Fund.................................  15
Shareholder Services........................................  16
Federal Income Taxation.....................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase equity securities and depositary receipts.


The Fund's portfolio management team uses a bottom-up investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Fund's portfolio management team believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. Sell decisions are directly connected to buy decisions.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). The Fund may invest in issuers determined by the Fund's portfolio management team to be from developing or emerging market countries. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international or trade development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to a greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in publicly traded equity securities of U.S. and other issuers.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares** over the five calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                   CLASS A SHARES' ** ANNUAL RETURN
                                                                   --------------------------------
1999                                                                             20.49
2000*                                                                            26.69
2001*                                                                             1.04
2002*                                                                             6.60
2003*                                                                            26.47

 * The Annual Returns shown above include performance of the Fund for a period during which the Fund had implemented a tax sensitive strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.


** The Fund had not commenced offering Class I Shares prior to October 29, 2004.
   The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 0.35%. As a result of recent market activity, current performance may vary from the figures shown.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.99% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -8.24% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International (MSCI) World Index with net dividends*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares*** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS**
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2003            1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Global Franchise
    Fund --
    Class A Shares***
      Return Before Taxes        19.19%   14.40%     15.54%(1)
      Return After Taxes on      19.28%   13.67%     14.74%(1)
      Distributions
      Return After Taxes on      12.69%   12.20%     13.20%(1)
      Distributions and Sale of
      Fund Shares
    MSCI World Index with net    33.11%   -0.77%      2.56%(2)
    dividends
..................................................................



Return information is provided since: (1) 9/25/98, (2) 9/30/98



  * The MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.



 ** The Annual Returns shown include performance of the Fund for a period during which the Fund had implemented a tax-sensitive strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.



*** The Fund had not commenced offering Class I Shares prior to October 29,
    2004. The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                               CLASS I
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee                                    None
...........................................................
Exchange fee                                      None
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
June 30, 2004, except as noted below)
----------------------------------------------------------
Management fees(1)                               0.75%
...........................................................
Other expenses(2)                                0.31%
...........................................................
Total annual fund operating expenses(1)          1.06%
...........................................................



(1) Expense information has been restated to reflect management fees in effect as of June 1, 2004. See "Investment Advisory Services."



(2) Other expenses are based on estimated expenses for the current fiscal year.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $208      $337       $585       $1,294
....................................................................


Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential. The franchise focus of the Fund is based on the portfolio management team's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create or to replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. The Fund seeks to invest in companies identified by the Fund's portfolio management team with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. The Fund's portfolio management team uses a bottom up strategy emphasizing individual security selection. The Fund's portfolio management team relies on its research capabilities, analytical resources and judgement to identify and monitor franchise businesses meeting its investment criteria.

The Fund's portfolio management team believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. The Fund generally emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's portfolio management team believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets invested in companies in the same industry or sector of the market. The Fund may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, the Fund is subject to greater risks and price volatility impacting individual issuers or industries than a Fund which does not employ such a practice.

Under normal market conditions, the Fund invests at least 65% of its total assets in issuers from at least three different countries (including the U.S.). Such equity securities may be denominated in currencies other than the U.S. dollar. The Fund is not subject to any other limitations on the portion of its assets which may be invested in any single country or region. To the extent the Fund does invest more of its assets in a single country or region, the Fund will be subject to greater risks impacting such country or region than a fund which maintains broad country diversity. The Fund may invest in issuers determined by the Fund's portfolio management team to be from developing or emerging market countries; such securities pose greater risks than securities of issuers located in developed countries and traded in more established markets. See "Risks of Investing in Securities of Foreign Issuers" below.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, other investment companies and depositary receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt securities and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALLER COMPANIES. The Fund may invest in issuers in any capitalization range. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the

Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of such security will decline. The Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by any transaction costs incurred. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective June 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................

Prior to June 1, 2004, the Fund paid the Adviser a monthly fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1 billion              0.90%
...................................................



Applying these fee schedules, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $403 billion as of September 30, 2004. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Global Franchise team. The team is made up of established investment professionals. Current members of the team include Hassan Elmasry, Ewa Borowska, Paras Dodhia, and Jayson Vowles. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and
(iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.



The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.



If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York,

New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.


The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424


DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)

     Automated Telephone System 800-847-2424

   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL FRANCHISE FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0747
Attn: Van Kampen Global Franchise Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive

Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
Global Franchise
Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS




The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]
Act File No. is 811-7140.                                        GLF PRO I 10/04

Van Kampen Global Value Equity Fund
 -------------------------------------------------------------------------------

Van Kampen Global Value Equity Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  25
Federal Income Taxation.....................................  26
Financial Highlights........................................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing in a portfolio of global equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and equity-linked securities.

The Fund's portfolio management team uses a bottom-up investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, which may include emerging market countries. The Fund's portfolio management team seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth with an emphasis on company assets and cash flow. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team of the capital appreciation potential of such securities materially change.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.) and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of global issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             13.49
1999                                                                              3.32
2000                                                                             10.60
2001                                                                             -9.04
2002                                                                            -18.09
2003                                                                             28.80


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 1.56%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 20.96% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -21.82% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with net dividends*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED             PAST      PAST       SINCE
    DECEMBER 31, 2003        1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------
    Van Kampen Global Value
    Equity Fund -- Class A
    Shares
      Return Before Taxes     21.41%    0.66%      2.49%(1)
      Return After Taxes on
      Distributions           21.24%   -0.06%      1.84%(1)
      Return After Taxes on
      Distributions and
      Sale of Fund Shares     14.14%    0.33%      1.91%(1)
    MSCI World Index with
    net dividends             33.11%   -0.77%      3.35%(1)
...............................................................
    Van Kampen Global Value
    Equity Fund -- Class B
    Shares
      Return Before Taxes     22.70%    0.91%      2.75%(1)
    MSCI World Index with
    net dividends             33.11%   -0.77%      3.35%(1)
...............................................................
    Van Kampen Global Value
    Equity Fund -- Class C
    Shares
      Return Before Taxes     27.24%    1.23%      2.80%(1)
    MSCI World Index with
    net dividends             33.11%   -0.77%      3.35%(1)
...............................................................



Return information is provided since: (1) 10/29/97.



 * The MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004, except as noted below)
----------------------------------------------------------------
Management fees(6)(7)        0.67%        0.67%        0.67%
.................................................................
Distribution and/or
service (12b-1)
fees(7)(8)                   0.25%        1.00%(9)     1.00%(9)
.................................................................
Other expenses(7)            0.42%        0.43%        0.43%
.................................................................
Total annual fund
operating expenses(6)(7)     1.34%        2.10%        2.10%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Expense information has been restated to reflect management fees in effect as of November 1, 2004. See "Investment Advisory Services."



(7) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.31% for Class A Shares, 2.07% for Class B Shares and 2.06% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time. Expense information has been restated to reflect management fees in effect as of November 1, 2004. See "Investment Advisory Services."



(8) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(9) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $704      $975       $1,267      $2,095
.....................................................................
Class B Shares           $713      $958       $1,279      $2,237*
.....................................................................
Class C Shares           $313      $658       $1,129      $2,431
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $704      $975       $1,267      $2,095
.....................................................................
Class B Shares           $213      $658       $1,129      $2,237*
.....................................................................
Class C Shares           $213      $658       $1,129      $2,431
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities of issuers in the U.S. and foreign countries. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.), and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund's portfolio management team uses a bottom-up investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, including emerging market countries. Investments in foreign companies may offer greater opportunities for capital appreciation, but also may involve special risks not typically associated with investments in domestic companies. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued relative to their market values and other financial measurements of intrinsic worth with an emphasis on company assets and cash flow. The Fund's investment style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

The Fund's portfolio management team determines investments for the Fund on an ongoing basis. The Fund's primary approach is to seek securities that the Fund's portfolio management team believes are selling below their intrinsic values and offer attractive growth opportunities. The Fund's portfolio management team believes securities have unrecognized intrinsic value when they sell at a substantial discount relative to an issuer's assets and cash flow. Securities which appear undervalued are then subjected to in-depth fundamental analysis. The Fund's portfolio management team conducts a thorough investigation of the company's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Visits with senior management are integral to the investment process.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, equity-linked securities, other investment companies and depositary receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the Fund's portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested for non-hedging purposes in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) other than futures contracts and options on futures contracts.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


                               INVESTMENT ADVISER



Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion            0.670%
...................................................
    Next $500 million           0.645%
...................................................
    Next $1 billion             0.620%
...................................................
    Next $1 billion             0.595%
...................................................
    Next $1 billion             0.570%
...................................................
    Over $4.5 billion           0.545%
...................................................



Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................


Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $403 billion as of September 30, 2004. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.


                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund's portfolio is managed within the Global Value team. The team is made up of established investment professionals. Current members of the team include Frances Campion, Paul Boyne and Martin Moorman. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                        CLASS A SHARES PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A

Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under Internal Revenue Service guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, and redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another

Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of six exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than six exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than six exchanges in the rolling 365-day period. This six exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including the payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                    CLASS A SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2004      2003       2002      2001      2000
      -------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $8.60      $9.90    $10.57    $11.10    $11.47
                                                                    ------    -------    ------    ------    ------
       Net Investment Income/Loss (a).............................     .06        .07       .03       .07       .06
       Net Realized and Unrealized Gain/Loss......................    2.14      (1.37)     (.60)      .38       .25
                                                                    ------    -------    ------    ------    ------
      Total From Investment Operations............................    2.20      (1.30)     (.57)      .45      0.31
                                                                    ------    -------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................     .10        -0-       .10       -0-       -0-
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-       .98       .68
                                                                    ------    -------    ------    ------    ------
      Total Distributions.........................................     .10        -0-       .10       .98       .68
                                                                    ------    -------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $10.70      $8.60     $9.90    $10.57    $11.10
                                                                    ======    =======    ======    ======    ======
      Total Return*...............................................  25.64%(b) -13.13%(b) -5.28%(b)  3.97%(b)  3.22%(b)
      Net Assets at End of Period (in millions)...................   $67.1      $52.6     $59.0     $90.7     $81.7
      Ratio of Expenses to Average Net Assets*....................   1.64%      1.67%     1.60%     1.64%     1.66%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................    .66%       .88%      .26%      .60%      .53%
      Portfolio Turnover..........................................     43%        24%       34%       33%       47%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.67%      1.71%       N/A       N/A       N/A
      Ratio of Net Investment Income/Loss to Average Net Assets...    .63%       .84%       N/A       N/A       N/A

                                                                                    CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2004      2003       2002      2001      2000
      ------------------------------------------------------------  -----------------------------------------------
      Net Asset Value, Beginning of the Period....................   $8.37      $9.71    $10.35    $10.96    $11.42
                                                                    ------    -------    ------    ------    ------
       Net Investment Income/Loss (a).............................    (.02)       .01      (.05)     (.02)     (.04)
       Net Realized and Unrealized Gain/Loss......................    2.08      (1.35)     (.56)      .39       .26
                                                                    ------    -------    ------    ------    ------
      Total From Investment Operations............................    2.06      (1.34)     (.61)      .37       .22
                                                                    ------    -------    ------    ------    ------
      Less:
       Distributions from Net Investment Income...................     .02        -0-       .03       -0-       -0-
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-       .98       .68
                                                                    ------    -------    ------    ------    ------
      Total Distributions.........................................     .02        -0-       .03       .98       .68
                                                                    ------    -------    ------    ------    ------
      Net Asset Value, End of the Period..........................  $10.41      $8.37     $9.71    $10.35    $10.96
                                                                    ======    =======    ======    ======    ======
      Total Return*...............................................  24.69%(c) -13.80%(c) -5.81%(c)  3.36%(c)  2.24%(c)
      Net Assets at End of Period (in millions)...................  $221.5     $205.6    $304.9    $383.9    $442.3
      Ratio of Expenses to Average Net Assets*....................   2.40%      2.42%     2.35%     2.39%     2.41%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   (.16%)      .10%     (.47%)    (.15%)    (.34%)
      Portfolio Turnover..........................................     43%        24%       34%       33%       47%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.43%      2.46%       N/A       N/A       N/A
      Ratio of Net Investment Income/Loss to Average Net Assets...   (.19%)      .06%       N/A       N/A       N/A

                                                                                           CLASS C SHARES
                                                                                        YEAR ENDED JUNE 30,
                                                                       2004           2003         2002       2001        2000
      ------------------------------------------------------------  --------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................     $8.40           $9.71      $10.35     $10.96      $11.42
                                                                      ------         -------      ------     ------      ------
       Net Investment Income/Loss (a).............................      (.01)            .04        (.05)      (.02)       (.04)
       Net Realized and Unrealized Gain/Loss......................      2.08           (1.35)       (.56)       .39         .26
                                                                      ------         -------      ------     ------      ------
      Total From Investment Operations............................      2.07           (1.31)       (.61)       .37         .22
                                                                      ------         -------      ------     ------      ------
      Less:
       Distributions from Net Investment Income...................       .02             -0-         .03        -0-         -0-
       Distributions from Net Realized Gain.......................       -0-             -0-         -0-        .98         .68
                                                                      ------         -------      ------     ------      ------
      Total Distributions.........................................       .02             -0-         .03        .98         .68
                                                                      ------         -------      ------     ------      ------
      Net Asset Value, End of the Period..........................    $10.45           $8.40       $9.71     $10.35      $10.96
                                                                      ======         =======      ======     ======      ======
      Total Return*...............................................    24.72%(d)(f)   -13.49%(d)(e)(f) -5.81%(d)  3.36%(d)   2.24%(d)
      Net Assets at End of Period (in millions)...................     $26.5           $23.0       $30.7      $38.4       $42.6
      Ratio of Expenses to Average Net Assets*....................     2.39%(f)        2.39%(f)    2.35%      2.39%       2.41%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................     (.13%)(f)        .44%(e)(f)  (.47%)    (.15%)      (.36%)
      Portfolio Turnover..........................................       43%             24%         34%        33%         47%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     2.42%(f)        2.43%(f)      N/A        N/A         N/A
      Ratio of Net Investment Income/Loss to Average Net Assets...     (.16%)(f)        .40%(e)(f)    N/A       N/A         N/A



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.



    (e) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income/Loss to Average Net Assets of .23% and .29%, respectively.



    (f) The Total Return, Ratio of Expenses to Average Net Assets, and Ratio of Net Investment Income/Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.



    N/A = Not applicable.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL VALUE EQUITY FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen Global Value Equity Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street
PO Box 1713

Boston, Massachusetts 02110-1713


Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
Global Value
Equity Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                  MSGL PRO 10/04
The Fund's Investment Company
Act File No. is 811-7140.                                            65004PRO-00

Van Kampen Global Value Equity Fund
 -------------------------------------------------------------------------------

Van Kampen Global Value Equity Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  15
Distributions from the Fund.................................  15
Shareholder Services........................................  16
Federal Income Taxation.....................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing in a portfolio of global equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and equity-linked securities.

The Fund's portfolio management team uses a bottom-up investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, which may include emerging market countries. The Fund's portfolio management team seeks to identify securities of issuers that it believes are undervalued relative to their market values and other measurements of intrinsic worth with an emphasis on company assets and cash flow. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team of the capital appreciation potential of such securities materially change.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.) and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.



                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of global issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the six calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES' * ANNUAL RETURN
                                                                    -------------------------------
1998                                                                             13.49
1999                                                                              3.32
2000                                                                             10.60
2001                                                                             -9.04
2002                                                                            -18.09
2003                                                                             28.80


* The Fund had not commenced offering Class I Shares prior to October 29, 2004. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 1.56%. As a result of market activity, current performance may vary from the figures shown.

During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 20.96% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -21.82% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with net dividends*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED             PAST     PAST       SINCE
    DECEMBER 31, 2003        1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------
    Van Kampen Global Value
    Equity Fund -- Class A
    Shares**
      Return Before Taxes    21.41%    0.66%      2.49%(1)
      Return After Taxes on
      Distributions          21.24%   -0.06%      1.84%(1)
      Return After Taxes on
      Distributions and
      Sale of Fund Shares    14.14%    0.33%      1.91%(1)
    MSCI World Index with
    net dividends            33.11%   -0.77%      3.35%(1)
..............................................................



Return information is provided since: (1) 10/29/97.


 * The MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.


** The Fund had not commenced offering Class I Shares prior to October 29, 2004.
   The returns shown in the Comparative Performance chart are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual returns of the Fund's Class I Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                          None
............................................................
Maximum deferred sales charge (load)               None
............................................................
Maximum sales charge (load) imposed on
reinvested dividends                               None
............................................................
Redemption fee                                     None
............................................................
Exchange fee                                       None
............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
June 30, 2004, except as noted below)
-----------------------------------------------------------
Management fees(1)                                0.67%
............................................................
Other expenses(2)                                 0.42%
............................................................
Total annual fund operating expenses(1)           1.09%
............................................................



(1) Expense information has been reinstated to reflect management fees in effect as of November 1, 2004. See "Investment Advisory Services."



(2) Other expenses are based on estimated expenses for the current fiscal year.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $111      $347       $601       $1,329
....................................................................


Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities of issuers in the U.S. and foreign countries. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.), and expects to invest at least 20% of its total assets in securities of U.S. issuers. The Fund's portfolio management team uses a bottom-up investment approach that is value driven and emphasizes security selection and disposition on an individual company basis. The Fund selects securities of issuers from a broad range of countries, including emerging market countries. Investments in foreign companies may offer greater opportunities for capital appreciation, but also may involve special risks not typically associated with investments in domestic companies. As a result, the Fund's portfolio may experience greater price volatility, which may be heightened by currency fluctuations relative to the U.S. dollar.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued relative to their market values and other financial measurements of intrinsic worth with an emphasis on company assets and cash flow. The Fund's investment style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

The Fund's portfolio management team determines investments for the Fund on an ongoing basis. The Fund's primary approach is to seek securities that the Fund's portfolio management team believes are selling below their intrinsic values and offer attractive growth opportunities. The Fund's portfolio management team believes securities have unrecognized intrinsic value when they sell at a substantial discount relative to an issuer's assets and cash flow. Securities which appear undervalued are then subjected to in-depth fundamental analysis. The Fund's portfolio management team conducts a thorough investigation of the company's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Visits with senior management are integral to the investment process.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.


The Fund invests primarily in common stocks, and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, equity-linked securities, other investment companies and depository receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) provided that no more than 33 1/3% of the Fund's total assets are invested for non-hedging purposes in Strategic Transactions (measured by the aggregate notional amount of outstanding derivatives) other than futures contracts and options on futures contracts.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


                               INVESTMENT ADVISER



Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Effective November 1, 2004, under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion            0.670%
...................................................
    Next $500 million           0.645%
...................................................
    Next $1 billion             0.620%
...................................................
    Next $1 billion             0.595%
...................................................
    Next $1 billion             0.570%
...................................................
    Over $4.5 billion           0.545%
...................................................



Prior to November 1, 2004, the Fund paid the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................

Applying this fee schedule, the effective advisory fee rate was 1.00% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

                             INVESTMENT SUBADVISER


Morgan Stanley Investment Management Limited is the Fund's investment subadviser (the "Subadviser"). The Subadviser, together with its investment management affiliates, managed assets of approximately $403 billion as of September 30, 2004. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.


                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund's portfolio is managed within the Global Value team. The team is made up of established investment professionals. Current members of the team include Frances Campion, Paul Boyne and Martin Moorman. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars.

Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's Class I Shares is based upon the Fund's next determined net asset value per share after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.



If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.


                               HOW TO BUY SHARES

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to Investor Services.


The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

If a holder of Class I Shares ceases to participate in the plan or program or is otherwise no longer eligible to purchase Class I Shares, then all Class I Shares held by the shareholder will convert to Class A Shares of the Fund (which are described and offered in a separate prospectus). The Fund will provide the shareholder with at least 30 days notice prior to such conversion. The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirements will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL VALUE EQUITY FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Global Value Equity Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street
PO Box 1713
Boston, Massachusetts 02110-1713

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive

Chicago, Illinois 60606


Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP


Two Prudential Plaza


180 North Stetson Avenue


Chicago, Illinois 60601

Van Kampen
Global Value
Equity Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS I SHARES

                                   PROSPECTUS





The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]
Act File No. is 811-7140.                                       MSGL PRO I 10/04

Van Kampen International Magnum Fund
 -------------------------------------------------------------------------------

Van Kampen International Magnum Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Federal Income Taxation.....................................  26
Financial Highlights........................................  29



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's subadvisers or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of what it believes are attractively valued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental stock selection. The Fund's portfolio management team makes regional allocation, purchase and sale decisions considering factors such as relative valuations, earnings expectations and macroeconomic factors. The Fund focuses primarily on issuers from countries comprising the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund also may invest up to 35% of its total assets in debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.


Additionally, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of the larger companies during an overall stock market decline.


FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions and greater delays and disruptions in settlement transactions.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes investing in equity securities of foreign issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                              6.05
1998                                                                              5.58
1999                                                                             23.09
2000                                                                            -10.77
2001                                                                            -21.18
2002                                                                            -17.61
2003                                                                             30.57


The Fund's return for the nine-month period ended September 30, 2004 for Class A Shares was 2.13%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was

18.40% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -21.24% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the MSCI EAFE Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST     PAST       SINCE
    DECEMBER 31, 2003         1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------
    Van Kampen International
    Magnum Fund --
    Class A Shares
      Return Before Taxes     23.01%   -2.57%      0.07%(1)
      Return After Taxes on
      Distributions           23.07%   -2.61%     -0.23%(1)
      Return After Taxes on
      Distributions and
      Sales of Fund Shares    15.45%   -2.13%     -0.07%(1)
    MSCI EAFE Index           39.17%    0.26%      3.17%(2)
...............................................................
    Van Kampen International
    Magnum Fund --
    Class B Shares
      Return Before Taxes     24.65%   -2.35%      0.16%(1)
    MSCI EAFE Index           39.17%    0.26%      3.17%(2)
...............................................................
    Van Kampen International
    Magnum Fund --
    Class C Shares
      Return Before Taxes     28.62%   -2.07%      0.16%(1)
    MSCI EAFE Index           39.17%    0.26%      3.17%(2)
...............................................................



Return information is provided since: (1) 7/1/96, (2) 6/30/96.


* The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (assumes dividends are reinvested net of withholding taxes).

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2004)
----------------------------------------------------------------
Management fees(6)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            0.93%        0.93%        0.93%
.................................................................
Total annual fund
operating expenses(6)        1.98%        2.73%        2.73%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2004 were 1.65% for Class A Shares, 2.40% for Class B Shares and 2.40% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $764      $1,160      $1,580      $2,745
......................................................................
Class B Shares           $776      $1,146      $1,593      $2,878*
......................................................................
Class C Shares           $376      $  846      $1,443      $3,058
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $764      $1,160      $1,580      $2,745
......................................................................
Class B Shares           $276      $  846      $1,443      $2,878*
......................................................................
Class C Shares           $276      $  846      $1,443      $3,058
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the MSCI EAFE Index country weightings determined by the Fund's investment adviser. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of what it believes are attractively valued equity securities of non-U.S. issuers using a combination of strategic geographic asset allocation and fundamental stock selection. The Fund focuses primarily on issuers from countries comprising the MSCI EAFE Index. The Fund may, however, invest up to 5% of its total assets in countries not included in the MSCI EAFE Index, including emerging market countries. The MSCI EAFE Index includes most nations in Western Europe, Australasia, Hong Kong and the Far East. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three foreign countries. Investments in foreign companies may offer greater opportunities for capital appreciation than investments in domestic companies, but also are subject to special risks not typically associated with investing in domestic companies. As a result, the Fund's portfolio may experience greater price volatility than a fund investing in securities of domestic issuers.

The Fund is managed using an investment process combining the expertise of a team of investment professionals, who individually represent different areas of expertise, and who together develop investment strategies for the Fund to use in making buy and sell decisions. Members of the global research team are located in offices around the world, including New York, London, Tokyo and Singapore. The Fund's portfolio management team makes regional allocation decisions based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors, and input from the regionally located research teams. Once regional allocations have been determined, regional specialists seek to identify companies they believe are attractively valued. Specialists analyze each company's finances, products and management, and members of the investment teams often meet with each company's management before a security is purchased for the Fund's portfolio.


The Fund invests primarily in common stocks and also may invest in preferred stocks, convertible securities, rights or warrants to purchase equity securities, debt securities, securities of other investment companies and depository receipts.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. Under normal market conditions, the Fund may invest up to 35% of its total assets in debt securities including certain short- and medium-term debt securities as well as money market instruments. Money-market instruments include obligations of the United States or foreign governments, high-quality short-term debt securities (including Eurodollar certificates of deposit), prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks and repurchase agreements. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL- AND MEDIUM-SIZED COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.


The Fund may invest in securities of issuers determined by the portfolio management team to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than a Fund's investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


                               INVESTMENT ADVISER



Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $90 billion under management or supervision as of September 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.80% (before voluntary fee waivers; and 0.66% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser.



                             INVESTMENT SUBADVISERS



Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company are the Fund's investment subadvisers (the "Subadvisers"). The Subadvisers, together with their investment management affiliates, managed assets of approximately $403 billion as of September 30, 2004. Each Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Morgan Stanley Investment Management Limited's main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. Morgan Stanley Asset & Investment Trust Management Co., Limited's main office is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009. Morgan Stanley Investment Management Company's main office is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.


SUBADVISORY AGREEMENTS. The Adviser has entered into a subadvisory agreement with each Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL


From time to time, the Adviser, Subadvisers or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them in accordance with such limitations as the Adviser, Subadvisers or the Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the International Magnum team. The team is made up of established investment professionals. Francine J. Bovich is a current member of that team. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                       CLASS A SHARES QUANTITY DISCOUNTS



Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to Van Kampen open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.



Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.



Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                                 CLASS A SHARES
                               PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Effective December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments,
     (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Effective December 1, 2004, shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within eighteen months of purchase and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. With respect to shares purchased prior to December 1, 2004, shares purchased in each group's participant account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Eligible purchasers of Class A Shares may be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.



                            OTHER PURCHASE PROGRAMS



EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services-Exchange privilege."



REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.



AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.


As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.



The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under Internal Revenue Service guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, and redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of six exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than six exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than six exchanges in the rolling 365-day period. This six exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                     CLASS A SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                     2004      2003       2002      2001       2000
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.59     $11.11    $12.34     $15.58    $13.57
                                                                    ------    -------    ------    -------    ------
       Net Investment Income/Loss (a).............................     .07        .05       .02        .07       .04
       Net Realized and Unrealized Gain/Loss......................    2.65      (1.53)    (1.25)     (3.16)     1.97
                                                                    ------    -------    ------    -------    ------
      Total From Investment Operations............................    2.72      (1.48)    (1.23)     (3.09)     2.01
                                                                    ------    -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     .12        .04       -0-        -0-       -0-
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-        .15       -0-
                                                                    ------    -------    ------    -------    ------
      Total Distributions.........................................     .12        .04       -0-        .15       -0-
                                                                    ------    -------    ------    -------    ------
      Net Asset Value, End of the Period..........................  $12.19      $9.59    $11.11     $12.34    $15.58
                                                                    ======    =======    ======    =======    ======
      Total Return *..............................................  28.43%(b) -13.33%(b) -9.89%(b) -20.00%(b) 14.81%(b)
      Net Assets at End of the Period (in millions)...............   $43.1      $32.6     $51.8      $77.1     $62.7
      Ratio of Expenses to Average Net Assets *...................   1.65%      1.65%     1.65%      1.60%     1.65%
      Ratio of Net Investment Income to Average Net Assets........    .66%       .54%      .18%       .47%      .26%
      Portfolio Turnover..........................................     51%        56%       62%        41%       66%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.98%      1.94%     1.75%        N/A     1.68%
      Ratio of Net Investment Income to Average Net Assets........    .33%       .25%      .08%        N/A      .23%

                                                                                     CLASS B SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                     2004      2003       2002       2001       2000
      ------------------------------------------------------------  -------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.30     $10.87     $12.12     $15.35    $13.47
                                                                    ------    -------    -------    -------    ------
       Net Investment Income/Loss (a).............................    (.02)      (.01)      (.06)      (.05)     (.08)
       Net Realized and Unrealized Gain/Loss......................    2.58      (1.56)     (1.19)     (3.03)     1.96
                                                                    ------    -------    -------    -------    ------
      Total From Investment Operations............................    2.56      (1.57)     (1.25)     (3.08)     1.88
                                                                    ------    -------    -------    -------    ------
      Less:
       Distributions from Net Investment Income...................     .04        -0-        -0-        -0-       -0-
       Distributions from Net Realized Gain.......................     -0-        -0-        -0-        .15       -0-
                                                                    ------    -------    -------    -------    ------
      Total Distributions.........................................     .04        -0-        -0-        .15       -0-
                                                                    ------    -------    -------    -------    ------
      Net Asset Value, End of the Period..........................  $11.82      $9.30     $10.87     $12.12    $15.35
                                                                    ======    =======    =======    =======    ======
      Total Return *..............................................  27.51%(c) -14.44%(c) -10.24%(c) -20.28%(c) 14.12%(c)
      Net Assets at End of the Period (in millions)...............   $24.6      $21.4      $30.2      $40.3     $55.6
      Ratio of Expenses to Average Net Assets *...................   2.40%      2.40%      2.40%      2.35%     2.40%
      Ratio of Net Investment Income to Average Net Assets........   (.14%)     (.15%)     (.57%)     (.34%)    (.55%)
      Portfolio Turnover..........................................     51%        56%        62%        41%       66%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.73%      2.69%      2.50%        N/A     2.43%
      Ratio of Net Investment Income to Average Net Assets........   (.47%)     (.44%)     (.67%)       N/A     (.58%)

                                                                                     CLASS C SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                     2004      2003       2002       2001       2000
      ------------------------------------------------------------  ----------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.34     $10.92     $12.18     $15.43    $13.52
                                                                    ------    -------    -------    -------    ------
       Net Investment Income/Loss (a).............................    (.02)       -0-(e)    (.07)      (.05)     (.09)
       Net Realized and Unrealized Gain/Loss......................    2.59      (1.58)     (1.19)     (3.05)     2.00
                                                                    ------    -------    -------    -------    ------
      Total From Investment Operations............................    2.57      (1.58)     (1.26)     (3.10)     1.91
                                                                    ------    -------    -------    -------    ------
      Less:
       Distributions from Net Investment Income...................     .04        -0-        -0-        -0-       -0-
       Distributions from Net Realized Gain.......................     -0-        -0-        -0-        .15       -0-
                                                                    ------    -------    -------    -------    ------
      Total Distributions.........................................     .04        -0-        -0-        .15       -0-
                                                                    ------    -------    -------    -------    ------
      Net Asset Value, End of the Period..........................  $11.87      $9.34     $10.92     $12.18    $15.43
                                                                    ======    =======    =======    =======    ======
      Total Return *..............................................  27.60%(d) -14.47%(d) -10.27%(d) -20.26%(d) 14.13%(d)
      Net Assets at End of the Period (in millions)...............    $6.3       $7.3       $8.1      $13.1     $15.2
      Ratio of Expenses to Average Net Assets *...................   2.40%      2.40%      2.40%      2.35%     2.40%
      Ratio of Net Investment Income to Average Net Assets........   (.19%)      .02%      (.59%)     (.35%)    (.58%)
      Portfolio Turnover..........................................     51%        56%        62%        41%       66%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.73%      2.69%      2.50%        N/A     2.43%
      Ratio of Net Investment Income to Average Net Assets........   (.52%)     (.27%)     (.69%)       N/A     (.61%)



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Amount less than $.01 per share.


    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN INTERNATIONAL MAGNUM FUND

1221 Avenue of the Americas


New York, New York 10020


Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, New York 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, New York 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947

Jersey City, New Jersey 07303-0947

Attn: Van Kampen International Magnum Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713

Boston, Massachusetts 02110-1713

Attn: Van Kampen International Magnum Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive

Chicago, Illinois 60606



Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue

Chicago, Illinois 60601

Van Kampen
International
Magnum Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                OCTOBER 29, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                     MSIM PRO 10/04

Act File No. is 811-7140.                                            65008PRO-00

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN SERIES FUND, INC.


     Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following twelve investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Emerging Markets Income Fund, Van Kampen Equity Growth Fund, Van Kampen Focus Equity Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, and Van Kampen Global Franchise Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, Global Franchise Fund and International Magnum Fund, each of which is organized as a non-diversified series of the Company.



     This Statement of Additional Information is not a prospectus. Shares of the American Value Fund, Emerging Markets Fund, Emerging Markets Income Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Franchise Fund and Global Value Equity Fund are subject to two different prospectuses: Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated October 29, 2004 and Class I Shares are subject to a separate prospectus dated October 29, 2004. The Focus Equity Fund and the International Magnum Fund are subject to only one prospectus dated October 29, 2004 for Class A Shares, Class B Shares and Class C Shares of each Fund. The prospectuses are collectively referred to herein as the "Prospectuses" or individually as a "Prospectus". This Statement of Additional Information should be read in conjunction with a Prospectus of a Fund. This Statement of Additional Information is for all Funds except for those Funds not currently offering shares to the public including: Emerging Markets Debt Fund, Growth and Income Fund II, Japanese Equity Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus for each of the Funds and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any Prospectus and/or report may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for the hearing impaired).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................   B-2
Investment Objectives, Strategies and Risks.................   B-8
Strategic Transactions......................................  B-23
Investment Restrictions.....................................  B-30
Directors and Officers......................................  B-35
Investment Advisory Agreements..............................  B-46
Other Agreements............................................  B-49
Distribution and Service....................................  B-52
Transfer Agent..............................................  B-63
Portfolio Transactions and Brokerage Allocation.............  B-63
Shareholder Services........................................  B-65
Redemption of Shares........................................  B-67
Contingent Deferred Sales Charge -- Class A.................  B-68
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................  B-68
Taxation....................................................  B-69
Performance Information.....................................  B-75
Other Information...........................................  B-79
Financial Statements........................................  B-80
Appendix A -- Description of Securities Ratings.............   A-1
Appendix B -- Proxy Voting Policy and Procedures............  BB-1



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 29, 2004.


                                                                    MS SAI 10/04

                              GENERAL INFORMATION


     The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998.



     With respect to each of the operating Funds:



     - The American Value Fund was formerly known as the Morgan Stanley American Value Fund at its inception and adopted its current name in July 1998.



     - The Emerging Markets Fund was formerly known as the Morgan Stanley Emerging Markets Fund at its inception and adopted its current name in July 1998.



     - The Emerging Markets Income Fund was formerly known as the Morgan Stanley Worldwide High Income Fund at its inception, changed its name to Van Kampen Worldwide High Income Fund in July 1998 and adopted its current name in October 2003.



     - The Equity Growth Fund has had its current name since its inception.



     - The Focus Equity Fund was formerly known as the Morgan Stanley Aggressive Equity Fund at its inception, changed its name to Van Kampen Aggressive Equity Fund in July 1998 and adopted its current name in October 1999.



     - The Global Equity Allocation Fund was formerly known as the Morgan Stanley Global Equity Allocation Fund at its inception and adopted its current name in July 1998.



     - The Global Franchise Fund was formerly known as the Van Kampen Global Franchise Fund at its inception, changed its name to Van Kampen Tax Managed Global Franchise Fund in March 2000 and adopted its current name in October 2001.



     - The International Magnum Fund was formerly known as the Morgan Stanley International Magnum Fund at its inception and adopted its current name in July 1998.



     Van Kampen Asset Management (the "Adviser") is the investment adviser for the Funds. Morgan Stanley Investment Management Limited ("MSIM Limited") is a sub-adviser (a "Sub-Adviser") to Global Franchise Fund, Global Value Equity Fund and International Magnum Fund. Morgan Stanley Investment Management Company ("MSIM Company") is a sub-adviser (a "Sub-Adviser") to International Magnum Fund. Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM") is a sub-adviser (a "Sub-Adviser") to International Magnum Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain transfer agency and shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."



     The Adviser, the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM Limited, MSIM Company and MSAITM are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056. The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. The principal office of MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. The principal office of MSAITM is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009.

     As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 16,125,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.


     Each Fund, except the Focus Equity Fund and the International Magnum Fund, currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. The Focus Equity Fund and the International Magnum Fund currently offer three classes of shares, Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of October 1, 2004, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund (no Class I Shares were issued or outstanding as of the date of this Statement of Additional Information), except as follows:



                                                                              APPROXIMATE
                                                                              PERCENTAGE
                                                                CLASS OF     OWNERSHIP ON
                  NAME & ADDRESS OF HOLDER                       SHARES     OCTOBER 1, 2004
                  ------------------------                      --------    ---------------
AMERICAN VALUE FUND
MLPF&S for the Sole Benefit of its Customers................       A              27%
  Attn: Fund Administration 97B64
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Edward Jones & CO...........................................       A              16%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009

                                                                              APPROXIMATE
                                                                              PERCENTAGE
                                                                CLASS OF     OWNERSHIP ON
                  NAME & ADDRESS OF HOLDER                       SHARES     OCTOBER 1, 2004
                  ------------------------                      --------    ---------------
MLPF&S for the Sole Benefit of its Customers................       B               9%
  Attn: Fund Administration 97B65
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc................................       B               6%
  00109801250                                                      C              21%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C              18%
  Attn: Fund Administration 97CS8
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley Dean Witter..................................       B              19%
  Harborside Financial Center, Plaza 2, 6th Floor                  C              10%
  Jersey City, NJ 07311
EMERGING MARKETS FUND
MLPF&S for the Sole Benefit of its Customers................       A              27%
  Attn: Fund Administration 97FK6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville FL 32246-6484
Morgan Stanley Dean Witter..................................       B              24%
  Harborside Financial Center, Plaza 2, 6th Floor                  C              10%
  Jersey City, NJ 07311
PFPC Brokerage Services.....................................       B               6%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       B               6%
  00109801250                                                      C              11%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C               8%
  Attn: Fund Administration 97N71
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
EMERGING MARKETS INCOME FUND
Trust Co. of America........................................
  FBO #120
  PO Box 6503
  Englewood, CO 80155-6503
Charles Schwab & Co Inc. ...................................       A               5%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122

                                                                              APPROXIMATE
                                                                              PERCENTAGE
                                                                CLASS OF     OWNERSHIP ON
                  NAME & ADDRESS OF HOLDER                       SHARES     OCTOBER 1, 2004
                  ------------------------                      --------    ---------------
Edward Jones & CO...........................................       A              11%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley Dean Witter..................................       B              36%
  Harborside Financial Center, Plaza 2, 6th Floor                  C               9%
  Jersey City, NJ 07311
Citigroup Global Markets Inc. ..............................       A               7%
  00109801250                                                      B               5%
  Attn: Cindy Tempesta, 7th Floor                                  C              25%
  333 West 34th Street
  New York, NY 10001-2402
EQUITY GROWTH FUND
Edward Jones & CO...........................................       A              53%
  Attn: Mutual Fund                                                B              11%
  Shareholder Accounting                                           C               8%
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley Dean Witter..................................       B              10%
  Harborside Financial Center, Plaza 2, 6th Floor                  C               7%
  Jersey City, NJ 07311
MLPF&S for the Sole Benefit of its Customers................       B               6%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
PFPC Brokerage Services.....................................       B               7%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C              33%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
FOCUS EQUITY FUND
Edward Jones & CO...........................................       A              18%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley Dean Witter..................................       A              20%
  Harborside Financial Center, Plaza 2, 6th Floor                  B              24%
  Jersey City, NJ 07311                                            C              16%
MLPF&S for the Sole Benefit of its Customers................       C               6%
  Attn: Fund Administration 97B63
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484

                                                                              APPROXIMATE
                                                                              PERCENTAGE
                                                                CLASS OF     OWNERSHIP ON
                  NAME & ADDRESS OF HOLDER                       SHARES     OCTOBER 1, 2004
                  ------------------------                      --------    ---------------
Citigroup Global Markets Inc. ..............................       C               6%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
PFPC Brokerage Services.....................................       A               5%
  FBO Primerica Financial Services                                 B              11%
  760 Moore Road
  King of Prussia, PA 19406-1212
GLOBAL EQUITY ALLOCATION FUND
Edward Jones & CO...........................................       A              15%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley Dean Witter..................................       B              10%
  Harborside Financial Center, Plaza 2, 6th Floor                  C               7%
  Jersey City, NJ 07311
PFPC Brokerage Services.....................................       A              10%
  FBO Primerica Financial Services                                 B              12%
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C               8%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL FRANCHISE FUND
Charles Schwab & Co. Inc. ..................................       A              21%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley Dean Witter..................................       A               6%
  Harborside Financial Center, Plaza 2, 6th Floor                  B              20%
  Jersey City, NJ 07311                                            C              13%
Edward Jones & CO...........................................       A              19%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       B               5%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
MLPF&S for the Sole Benefit of its Customers................       C              15%
  Attn: Fund Administration 97FW6
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246-6484

                                                                              APPROXIMATE
                                                                              PERCENTAGE
                                                                CLASS OF     OWNERSHIP ON
                  NAME & ADDRESS OF HOLDER                       SHARES     OCTOBER 1, 2004
                  ------------------------                      --------    ---------------
Citigroup Global Markets Inc. ..............................       C               8%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
American Enterprise Investment Services.....................       A               5%
  PO Box 9446                                                      B              10%
  Minneapolis, MN 55440-9446                                       C               6%
GLOBAL VALUE EQUITY FUND
Edward Jones & CO...........................................       A              43%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPFS for the Sole Benefit of its Customers.................       A               6%
  Attn: Fund Administration 97R83
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley Dean Witter..................................       A              16%
  Harborside Financial Center, Plaza 2, 6th Floor                  B              70%
  Jersey City, NJ 07311                                            C              64%
Citigroup Global Markets Inc. ..............................       C               7%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
INTERNATIONAL MAGNUM FUND
Edward Jones & CO...........................................       A              17%
  Attn: Mutual Fund                                                B               6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley Dean Witter..................................       A              24%
  Harborside Financial Center, Plaza 2, 6th Floor                  B              18%
  Jersey City, NJ 07311                                            C              12%
Citigroup Global Markets Inc. ..............................       C              19%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Aces Trust Fund.............................................       A               9%
  HEF Aggressive Portfolio-1
  Attn: CJ Glover
  State Capitol Building Suite S-106
  600 Dexter Avenue
  Montgomery, AL 36130-3024

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the "Investment Objective(s), Strategies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectus for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

     To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

     Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. With respect to each of the Funds, except Emerging Markets Debt Fund and Emerging Markets Income Fund, up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

     Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.


DURATION



     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, there interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in the Fund's prospectus, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

     FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash or liquid securities in an amount at least equal to the Fund's obligations throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash or liquid securities in an amount at least equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. See also "Strategic Transactions".

     FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


     INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.


     A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

     Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

     RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

     In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

     BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

     Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

     When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

     Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist.

An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

     A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

     A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

     Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

     For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS

     The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

     To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SHORT SALES


     Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


U.S. GOVERNMENT OBLIGATIONS



     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.



ZERO COUPON BONDS



     Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.



     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.



     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.



     Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").



                             STRATEGIC TRANSACTIONS



     Each Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectuses) to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the portfolio management team seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that the use of these transactions will achieve this result. Each Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



FUTURES CONTRACTS


     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the portfolio management team's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the portfolio management team's judgment in this respect will be correct.

     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Fund's portfolio management team believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the portfolio management team anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

     Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RISK FACTORS IN FUTURES CONTRACT TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

     Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.


OPTIONS TRANSACTIONS


     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

     A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Fund wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

     A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.


     Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that, in general, OTC Options on securities purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.


OPTIONS ON FOREIGN CURRENCIES


     Unless otherwise limited in a Fund's Prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

     Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the Fund segregates cash or liquid securities in an amount at least equal to the difference.

     Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


CAPS, FLOORS AND COLLARS


     Unless otherwise limited by a Fund's Prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.


COMBINED TRANSACTIONS


     Unless otherwise limited by a Fund's Prospectus or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.


RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES


     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in or the prices of securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



STRUCTURED NOTES


     Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered
Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.


SWAP CONTRACTS


     A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, the Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's portfolio management team is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or subject to any regulatory restrictions, the Fund must segregate an amount of cash and/or liquid securities at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.



                            INVESTMENT RESTRICTIONS



     Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.


     Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II and Japanese Equity Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, Global Franchise Fund and International Magnum Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.


     The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.


     For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                American Value Fund, Emerging Markets Fund,
                                 Emerging Markets Income Fund, Focus Equity
                                 Fund, Global Equity Allocation Fund, Growth and
                                 Income Fund II, International Magnum Fund and
                                 Japanese Equity Fund.

Category II Funds:               Emerging Markets Debt Fund, Equity Growth Fund,
                                 Global Franchise Fund and Global Value Equity
                                 Fund.

CATEGORY I FUNDS

     The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund and Growth and Income Fund II may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Emerging Markets Income Fund and Focus Equity Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Emerging Markets Income Fund and Growth and Income Fund II may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Emerging Markets Income Fund and Focus Equity Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.


     (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at Emerging Markets Income Fund fair market value, except that the Focus Equity Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).


     (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

     (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (14) issue senior securities.

     (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

     (16) except for the Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund, and International Magnum Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

     (17) except for the Emerging Markets Fund, Emerging Markets Income Fund, Focus Equity Fund and International Magnum Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

     The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

     The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures contracts, and options on futures contracts.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) segregates cash or liquid securities an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.


     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, provided that each Fund may segregate cash or liquid securities without limit in order to comply with the requirements of
Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.


     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.


     (10) acquire any securities of companies within one industry, if as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.


     If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS


     The business and affairs of each Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.


                             INDEPENDENT DIRECTORS

                                                                                                             NUMBER OF
                                               TERM OF                                                       FUNDS IN
                                              OFFICE AND                                                       FUND
                                 POSITION(S)  LENGTH OF                                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN
OF INDEPENDENT DIRECTOR            COMPANY      SERVED    DURING PAST 5 YEARS                               BY DIRECTOR
David C. Arch (59)               Director         +       Chairman and Chief Executive Officer of Blistex       85
Blistex Inc.                                              Inc., a consumer health care products
1800 Swift Drive                                          manufacturer. Director of the Heartland
Oak Brook, IL 60523                                       Alliance, a nonprofit organization serving human
                                                          needs based in Chicago. Director of St. Vincent
                                                          de Paul Center, a Chicago based day care
                                                          facility serving the children of low income
                                                          families. Board member of the Illinois
                                                          Manufacturers' Association.

J. Miles Branagan (72)           Director         +       Private investor. Co-founder, and prior to            83
1632 Morning Mountain Road                                August 1996, Chairman, Chief Executive Officer
Raleigh, NC 27614                                         and President, MDT Corporation (now known as
                                                          Getinge/Castle, Inc., a subsidiary of Getinge
                                                          Industrier AB), a company which develops,
                                                          manufactures, markets and services medical and
                                                          scientific equipment.

Jerry D. Choate (66)             Director         +       Prior to January 1999, Chairman and Chief             83
33971 Selva Road                                          Executive Officer of the Allstate Corporation
Suite 130                                                 ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                      Prior to January 1995, President and Chief
                                                          Executive Officer of Allstate. Prior to August
                                                          1994, various management positions at Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR
David C. Arch (59)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.


J. Miles Branagan (72)           Trustee/Director/
1632 Morning Mountain Road       Managing General
Raleigh, NC 27614                Partner of funds in
                                 the Fund Complex.


Jerry D. Choate (66)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of Amgen
                                 Inc., a
                                 biotechnological
                                 company, and Director
                                 of Valero Energy
                                 Corporation, an
                                 independent refining
                                 company.

                                                                                                             NUMBER OF
                                               TERM OF                                                       FUNDS IN
                                              OFFICE AND                                                       FUND
                                 POSITION(S)  LENGTH OF                                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN
OF INDEPENDENT DIRECTOR            COMPANY      SERVED    DURING PAST 5 YEARS                               BY DIRECTOR
Rod Dammeyer (63)                Director         +       President of CAC, L.L.C., a private company           85
CAC, L.L.C.                                               offering capital investment and management
4350 LaJolla Village Drive                                advisory services. Prior to February 2001, Vice
Suite 980                                                 Chairman and Director of Anixter International,
San Diego, CA 92122-6223                                  Inc., a global distributor of wire, cable and
                                                          communications connectivity products. Prior to
                                                          July 2000, Managing Partner of Equity Group
                                                          Corporate Investment (EGI), a company that makes
                                                          private investments in other companies.

Linda Hutton Heagy (56)          Director         +       Managing Partner of Heidrick & Struggles, an          83
Heidrick & Struggles                                      executive search firm. Trustee on the University
233 South Wacker Drive                                    of Chicago Hospitals Board, Vice Chair of the
Suite 7000                                                Board of the YMCA of Metropolitan Chicago and a
Chicago, IL 60606                                         member of the Women's Board of the University of
                                                          Chicago. Prior to 1997, Partner of Ray &
                                                          Berndtson, Inc., an executive recruiting firm.
                                                          Prior to 1996, Trustee of The International
                                                          House Board, a fellowship and housing
                                                          organization for international graduate
                                                          students. Prior to 1995, Executive Vice
                                                          President of ABN AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive Vice President
                                                          of La Salle National Bank.

R. Craig Kennedy (52)            Director         +       Director and President of the German Marshall         83
1744 R Street, NW                                         Fund of the United States, an independent U.S.
Washington, D.C. 20009                                    foundation created to deepen understanding,
                                                          promote collaboration and stimulate exchanges of
                                                          practical experience between Americans and
                                                          Europeans. Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed futures and option
                                                          company that invests money for individuals and
                                                          institutions. Prior to 1992, President and Chief
                                                          Executive Officer, Director and member of the
                                                          Investment Committee of the Joyce Foundation, a
                                                          private foundation.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR
Rod Dammeyer (63)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of
                                 Stericycle, Inc.,
                                 Ventana Medical
                                 Systems, Inc., and
                                 GATX Corporation and
                                 Trustee of The Scripps
                                 Research Institute and
                                 the University of
                                 Chicago Hospitals and
                                 Health Systems. Prior
                                 to April 2004,
                                 Director of
                                 TheraSense, Inc. Prior
                                 to January 2004,
                                 Director of TeleTech
                                 Holdings Inc. and
                                 Arris Group, Inc.
                                 Prior to May 2002,
                                 Director of Peregrine
                                 Systems Inc. Prior to
                                 February 2001,
                                 Director of IMC Global
                                 Inc. Prior to July
                                 2000, Director of
                                 Allied Riser
                                 Communications Corp.,
                                 Matria Healthcare
                                 Inc., Transmedia
                                 Networks, Inc., CNA
                                 Surety, Corp. and
                                 Grupo Azcarero Mexico
                                 (GAM).

Linda Hutton Heagy (56)          Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606

R. Craig Kennedy (52)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, D.C. 20009           Partner of funds in
                                 the Fund Complex.

                                                                                                             NUMBER OF
                                               TERM OF                                                       FUNDS IN
                                              OFFICE AND                                                       FUND
                                 POSITION(S)  LENGTH OF                                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN
OF INDEPENDENT DIRECTOR            COMPANY      SERVED    DURING PAST 5 YEARS                               BY DIRECTOR

Howard J Kerr (68)               Director         +       Prior to 1998, President and Chief Executive          85
736 North Western Avenue                                  Officer of Pocklington Corporation, Inc., an
P.O. Box 317                                              investment holding company. Director of the
Lake Forest, IL 60045                                     Marrow Foundation.

Jack E. Nelson (68)              Director         +       President of Nelson Investment Planning               83
423 Country Club Drive                                    Services, Inc., a financial planning company and
Winter Park, FL 32789                                     registered investment adviser in the State of
                                                          Florida. President of Nelson Ivest Brokerage
                                                          Services Inc., a member of the NASD, Securities
                                                          Investors Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of Nelson
                                                          Sales and Services Corporation, a marketing and
                                                          services company to support affiliated
                                                          companies.

Hugo F. Sonnenschein (63)        Director         +       President Emeritus and Honorary Trustee of the        85
1126 E. 59th Street                                       University of Chicago and the Adam Smith
Chicago, IL 60637                                         Distinguished Service Professor in the
                                                          Department of Economics at the University of
                                                          Chicago. Prior to July 2000, President of the
                                                          University of Chicago. Trustee of the University
                                                          of Rochester and a member of its investment
                                                          committee. Member of the National Academy of
                                                          Sciences, the American Philosophical Society and
                                                          a fellow of the American Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, Ph.D. (62)   Director         +       Chief Communications Officer of the National          83
815 Cumberstone Road                                      Academy of Sciences/National Research Council,
Harwood, MD 20776                                         an independent, federally chartered policy
                                                          institution, from 2001 to November 2003 and
                                                          Chief Operating Officer from 1993 to 2001.
                                                          Director of the Institute for Defense Analyses,
                                                          a federally funded research and development
                                                          center, Director of the German Marshall Fund of
                                                          the United States, Director of the Rocky
                                                          Mountain Institute and Trustee of Colorado
                                                          College. Prior to 1993, Executive Director of
                                                          the Commission on Behavioral and Social Sciences
                                                          and Education at the National Academy of
                                                          Sciences/National Research Council. From 1980
                                                          through 1989, Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR

Howard J Kerr (68)               Trustee/Director/
736 North Western Avenue         Managing General
P.O. Box 317                     Partner of funds in
Lake Forest, IL 60045            the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.

Jack E. Nelson (68)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.

Hugo F. Sonnenschein (63)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Director of Winston
                                 Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (62)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004 and
                                 Director of Neurogen
                                 Corporation, a
                                 pharmaceutical
                                 company, since January
                                 1998.

                             INTERESTED DIRECTORS*

                                                                                                             NUMBER OF
                                               TERM OF                                                       FUNDS IN
                                              OFFICE AND                                                       FUND
                                 POSITION(S)  LENGTH OF                                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN
OF INTERESTED DIRECTOR             COMPANY      SERVED    DURING PAST 5 YEARS                               BY DIRECTOR
Mitchell M. Merin* (51)          Director,    +;          President and Chief Executive Officer of funds        83
1221 Avenue of the Americas      President    President   in the Fund Complex. Chairman, President, Chief
New York, NY 10020               and Chief    and Chief   Executive Officer and Director of the Adviser
                                 Executive    Executive   and Van Kampen Advisors Inc. since December
                                 Officer      Officer     2002. Chairman, President and Chief Executive
                                              since 2002  Officer of Van Kampen Investments since December
                                                          2002. Director of Van Kampen Investments since
                                                          December 1999. Chairman and Director of Van
                                                          Kampen Funds Inc. since December 2002.
                                                          President, Director and Chief Operating Officer
                                                          of Morgan Stanley Investment Management since
                                                          December 1998. President and Director since
                                                          April 1997 and Chief Executive Officer since
                                                          June 1998 of Morgan Stanley Investment Advisors
                                                          Inc. and Morgan Stanley Services Company Inc.
                                                          Chairman, Chief Executive Officer and Director
                                                          of Morgan Stanley Distributors Inc. since June
                                                          1998. Chairman since June 1998, and Director
                                                          since January 1998 of Morgan Stanley Trust.
                                                          Director of various Morgan Stanley subsidiaries.
                                                          President of the Morgan Stanley Funds since May
                                                          1999. Previously Chief Executive Officer of Van
                                                          Kampen Funds Inc. from December 2002 to July
                                                          2003, Chief Strategic Officer of Morgan Stanley
                                                          Investment Advisors Inc. and Morgan Stanley
                                                          Services Company Inc. and Executive Vice
                                                          President of Morgan Stanley Distributors Inc.
                                                          from April 1997 to June 1998. Chief Executive
                                                          Officer from September 2002 to April 2003 and
                                                          Vice President from May 1997 to April 1999 of
                                                          the Morgan Stanley Funds.

Richard F. Powers, III* (58)     Director         +       Advisory Director of Morgan Stanley. Prior to         85
1 Parkview Plaza                                          December 2002, Chairman, Director, President,
P.O. Box 5555                                             Chief Executive Officer and Managing Director of
Oakbrook Terrace, IL 60181                                Van Kampen Investments and its investment
                                                          advisory, distribution and other subsidiaries.
                                                          Prior to December 2002, President and Chief
                                                          Executive Officer of funds in the Fund Complex.
                                                          Prior to May 1998, Executive Vice President and
                                                          Director of Marketing at Morgan Stanley and
                                                          Director of Dean Witter, Discover & Co. and Dean
                                                          Witter Realty. Prior to 1996, Director of Dean
                                                          Witter Reynolds Inc.

Wayne W. Whalen* (65)            Director         +       Partner in the law firm of Skadden, Arps, Slate,      85
333 West Wacker Drive                                     Meagher & Flom LLP, legal counsel to funds in
Chicago, IL 60606                                         the Fund Complex.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           HELD BY DIRECTOR
Mitchell M. Merin* (51)          Trustee/Director/
1221 Avenue of the Americas      Managing General
New York, NY 10020               Partner of funds in
                                 the Fund Complex.

Richard F. Powers, III* (58)     Trustee/Director/
1 Parkview Plaza                 Managing General
P.O. Box 5555                    Partner of funds in
Oakbrook Terrace, IL 60181       the Fund Complex.

Wayne W. Whalen* (65)            Trustee/Director/
333 West Wacker Drive            Managing General
Chicago, IL 60606                Partner of funds in
                                 the Fund Complex.


------------------------------------

+ See Table D below.


* Such Director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS


                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)        Vice President and      ++      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary                       Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)          Vice President          ++      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                              and the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex as of August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeitus Investment Management,
                                                              Inc from January 1997 to July 2000.

James M. Dykas (38)           Chief Financial         ++      Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza              Officer and                     Stanley Investment Management. Chief Financial Officer and
P.O. Box 5555                 Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
Oakbrook Terrace, IL 60181                                    2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)      Executive Vice          ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc. and Morgan Stanley
New York, NY 10020            Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                              Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                              Investment Officer of funds in the Fund Complex. Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc. since
                                                              December 2002.

Ronald E. Robison (65)        Executive Vice          ++      Principal Executive Officer of the funds in the Fund Complex
1221 Avenue of the Americas   President and                   since May 2003. Chief Executive Officer and Chairman of
New York, NY 10020            Principal                       Investor Services. Executive Vice President and Principal
                              Executive                       Executive Officer of funds in the Fund Complex. Chief
                              Officer                         Administrative Officer and Managing Director of Morgan
                                                              Stanley. Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Chief Executive Officer and Director of Morgan Stanley
                                                              Trust. Executive Vice President and Principal Executive
                                                              Officer of the Morgan Stanley Funds. Director of Morgan
                                                              Stanley SICAV. Previously, Chief Global Operations Officer
                                                              and Managing Director of Morgan Stanley Investment
                                                              Management Inc.

John L. Sullivan (49)         Chief Compliance        ++      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Officer                         the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                                                 subsidiaries of Van Kampen Investments. Formerly Vice
Oakbrook Terrace, IL 60181                                    President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.


------------------------------------
++ See Table E Below.

COMPENSATION


     Each trustee/director/managing general partner who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors/managing general partners to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.


     Additional information regarding compensation and benefits for trustees/directors/managing general partners is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                       Fund Complex
                                                        -------------------------------------------
                                                                        Aggregate
                                                         Aggregate      Estimated
                                                        Pension or       Maximum          Total
                                                        Retirement       Annual       Compensation
                                          Aggregate      Benefits     Benefits from      before
                                         Compensation   Accrued as      the Fund      Deferral from
                                           from the       Part of     Complex Upon        Fund
                Name(1)                   Company(2)    Expenses(3)   Retirement(4)    Complex(5)
                -------                  ------------   -----------   -------------   -------------
INDEPENDENT DIRECTORS
David C. Arch                              $12,092        $18,589       $147,500        $193,811
J. Miles Branagan                           12,005         78,011         60,000         173,290
Jerry D. Choate                             12,005         31,482        126,000         173,290
Rod Dammeyer                                10,652         31,814        147,500         177,971
Linda Hutton Heagy                          10,556          9,233        142,500         173,290
R. Craig Kennedy                            12,005          6,424        142,500         173,290
Howard J Kerr                               12,092         58,713        147,500         193,811
Jack E. Nelson                              12,005         40,711        109,500         173,290
Hugo F. Sonnenschein                        12,092         32,178        147,500         193,811
Suzanne H. Woolsey                          12,005         20,086        142,500         173,290
INTERESTED DIRECTOR
Wayne W. Whalen(1)                          12,092         63,604        147,500         251,811


------------------------------------

(1) Directors not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Company and certain other funds in the Fund Complex.


(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal year ended June 30, 2004. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Company on July 23, 2003, and thus the amounts above reflect compensation from the Company for the period July 23, 2003 until the fiscal year ended June 30, 2004. The details of aggregate compensation before deferral for the Company and each operating Fund during the fiscal year ended June 30, 2004 are shown in Table A below. The details of compensation deferred for each operating Fund during the fiscal year ended June 30, 2004 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating Fund of the Company as of June 30, 2004 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees/directors/managing general partners for the funds'
respective fiscal years ended in 2003. The retirement plan is described above the Compensation Table. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and
     Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/ managing general partners were elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee/director/managing general partners based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees/directors/managing general partners going forward.



(4) For each trustee/director/managing general partner, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2003 before deferral by the trustees/directors/managing general partners under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee/director/managing general partner based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees/directors/managing general partners going forward.


     As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                    TABLE A

     FISCAL YEAR 2004 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH FUND


                                                                  INDEPENDENT DIRECTORS
                           FISCAL    -------------------------------------------------------------------------------
       FUND NAME          YEAR-END    ARCH     BRANAGAN   CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
       ---------          --------    ----     --------   ------    --------    -----    -------    ----     ------
American Value Fund.....    6/30     $ 1,405   $ 1,392    $ 1,392   $ 1,245    $ 1,231   $ 1,392   $ 1,405   $ 1,392
Emerging Markets Fund...    6/30       1,269     1,259      1,259     1,109      1,098     1,259     1,269     1,259
Emerging Markets Income
 Fund...................    6/30       1,192     1,182      1,182     1,032      1,021     1,182     1,192     1,182
Equity Growth Fund......    6/30       1,200     1,192      1,192     1,040      1,031     1,192     1,200     1,192
Focus Equity Fund.......    6/30       1,300     1,291      1,291     1,140      1,130     1,291     1,300     1,291
Global Equity Allocation
 Fund...................    6/30       1,380     1,372      1,372     1,220      1,211     1,372     1,380     1,372
Global Franchise Fund...    6/30       1,820     1,807      1,807     1,660      1,646     1,807     1,820     1,807
Global Value Equity
 Fund...................    6/30       1,346     1,338      1,338     1,186      1,177     1,338     1,346     1,338
International Magnum
 Fund...................    6/30       1,180     1,172      1,172     1,020      1,011     1,172     1,180     1,172
                                     -------   -------    -------   -------    -------   -------   -------   -------
 Company Total..........             $12,092   $12,005    $12,005   $10,652    $10,556   $12,005   $12,092   $12,005
                                     =======   =======    =======   =======    =======   =======   =======   =======

                                                   INTERESTED
                          INDEPENDENT DIRECTORS     DIRECTOR
                          ----------------------   ----------
       FUND NAME          SONNENSCHEIN   WOOLSEY     WHALEN
       ---------          ------------   -------     ------
American Value Fund.....    $ 1,405      $ 1,392    $ 1,405
Emerging Markets Fund...      1,269        1,259      1,269
Emerging Markets Income
 Fund...................      1,192        1,182      1,192
Equity Growth Fund......      1,200        1,192      1,200
Focus Equity Fund.......      1,300        1,291      1,300
Global Equity Allocation
 Fund...................      1,380        1,372      1,380
Global Franchise Fund...      1,820        1,807      1,820
Global Value Equity
 Fund...................      1,346        1,338      1,346
International Magnum
 Fund...................      1,180        1,172      1,180
                                         -------    -------
 Company Total..........    $12,092      $12,005    $12,092
                            =======      =======    =======

                                    TABLE B

      2004 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH FUND


                                                                                                               INTERESTED
                                                                       INDEPENDENT DIRECTORS                    DIRECTOR
                                             FISCAL    -----------------------------------------------------   ----------
                FUND NAME                   YEAR-END   CHOATE    DAMMEYER    HEAGY    NELSON    SONNENSCHEIN     WHALEN
                ---------                   --------   ------    --------    -----    ------    ------------     ------
American Value Fund.......................    6/30     $ 1,392   $ 1,245    $ 1,231   $ 1,392     $ 1,405       $ 1,405
Emerging Markets Fund.....................    6/30       1,259     1,109      1,098     1,259       1,269         1,269
Emerging Markets Income Fund..............    6/30       1,182     1,032      1,021     1,182       1,192         1,192
Equity Growth Fund........................    6/30       1,192     1,040      1,031     1,192       1,200         1,200
Focus Equity Fund.........................    6/30       1,291     1,140      1,130     1,291       1,300         1,300
Global Equity Allocation Fund.............    6/30       1,372     1,220      1,211     1,372       1,380         1,380
Global Franchise Fund.....................    6/30       1,807     1,660      1,646     1,807       1,820         1,820
Global Value Equity Fund..................    6/30       1,338     1,186      1,177     1,338       1,346         1,346
International Magnum Fund.................    6/30       1,172     1,020      1,011     1,172       1,180         1,180
                                                       -------   -------    -------   -------     -------       -------
  Company Total...........................             $12,005   $10,652    $10,556   $12,005     $12,092       $12,092
                                                       =======   =======    =======   =======     =======       =======


                                    TABLE C

             2004 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE COMPANY AND EACH FUND


                                                               CURRENT INDEPENDENT DIRECTORS
                              FISCAL    ---------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN   CHOATE    DAMMEYER    HEAGY    KENNEDY    NELSON    SONNENSCHEIN
         ---------           --------   --------   ------    --------    -----    -------    ------    ------------
American Value Fund........    6/30     $11,302    $ 8,145   $ 1,233    $ 8,413   $4,249    $ 11,717     $ 1,510
Emerging Markets Fund......    6/30      22,528     15,841     1,814     16,730    8,403      23,507       2,480
Emerging Markets Income
 Fund......................    6/30       8,055      5,865     1,024      6,176    3,013       8,777       1,284
Equity Growth Fund.........    6/30       9,852      9,402     1,211      9,058    3,654      11,036       1,480
Focus Equity Fund..........    6/30       8,899      6,890     1,130      7,041    3,332       9,627       1,399
Global Equity Allocation
 Fund......................    6/30      13,798      7,495     1,209      9,599    6,192      16,413       1,484
Global Franchise Fund......    6/30       5,995      6,705     1,637      6,540    2,115       7,935       1,945
Global Value Equity Fund...    6/30      11,037      7,443     1,175      8,029    4,129      11,555       1,448
International Magnum
 Fund......................    6/30       7,537      5,757     1,012      5,950    2,816       8,308       1,271
                                        -------    -------   -------    -------   -------   --------     -------
 Company Total.............             $99,003    $73,543   $11,445    $77,536   $37,903   $108,875     $14,301
                                        =======    =======   =======    =======   =======   ========     =======

                                                                             CURRENT
                                                                            INTERESTED
                                     FORMER INDEPENDENT DIRECTORS            DIRECTOR
                             --------------------------------------------   ----------
         FUND NAME           MILLER   REES   ROBINSON   ROONEY     SISTO      WHALEN
         ---------           ------   ----   --------   ------     -----      ------
American Value Fund........    n/a    n/a        n/a    $ 2,517   $ 3,344    $10,437
Emerging Markets Fund......    n/a    n/a        n/a      4,908     6,530     20,826
Emerging Markets Income
 Fund......................    n/a    n/a        n/a      1,789     2,404      7,766
Equity Growth Fund.........    n/a    n/a        n/a      1,871     2,032     10,533
Focus Equity Fund..........    n/a    n/a        n/a      1,922     2,483      8,670
Global Equity Allocation
 Fund......................    480    153      1,063      2,865    11,432     13,188
Global Franchise Fund......    n/a    n/a        n/a      1,132     1,434      7,540
Global Value Equity Fund...    n/a    n/a        n/a      2,514     3,396     10,097
International Magnum
 Fund......................    n/a    n/a        n/a      1,641     2,171      7,427
                              ----    ----    ------    -------              -------
 Company Total.............   $480    $153    $1,063    $21,159   $35,226    $96,484
                              ====    ====    ======    =======   =======    =======


                                    TABLE D
      YEAR OF DIRECTOR ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

                                                                     INDEPENDENT DIRECTORS
                                 ----------------------------------------------------------------------------------------------
           FUND NAME             ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY
           ---------             ----   --------   ------   --------   -----   -------   ----   ------   ------------   -------
American Value Fund............  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
Emerging Markets Fund..........  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
Emerging Markets Income Fund...  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
Equity Growth Fund.............  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
Focus Equity Fund..............  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
Global Equity Allocation
 Fund..........................  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
Global Franchise Fund..........  2003     1998      1999      2003     1998     1998     2003    1998        2003        1999
Global Value Equity Fund.......  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999
International Magnum Fund......  2003     1997      1999      2003     1997     1997     2003    1997        2003        1999

                                  INTERESTED DIRECTORS
                                 -----------------------
           FUND NAME             MERIN   POWERS   WHALEN
           ---------             -----   ------   ------
American Value Fund............  1999     1999     1997
Emerging Markets Fund..........  1999     1999     1997
Emerging Markets Income Fund...  1999     1999     1997
Equity Growth Fund.............  1999     1999     1997
Focus Equity Fund..............  1999     1999     1997
Global Equity Allocation
 Fund..........................  1999     1999     1997
Global Franchise Fund..........  1999     1999     1998
Global Value Equity Fund.......  1999     1999     1997
International Magnum Fund......  1999     1999     1997

                                    TABLE E
            YEAR OF OFFICER APPOINTMENT TO EACH FUND OF THE COMPANY


                      FUND NAME                         CHANG   DOBERMAN   DYKAS   MCALINDEN   ROBISON   SULLIVAN
                      ---------                         -----   --------   -----   ---------   -------   --------
American Value Fund..................................   2003      2004     1999      2002       2003       1997
Emerging Markets Fund................................   2003      2004     1999      2002       2003       1997
Emerging Markets Income Fund.........................   2003      2004     1999      2002       2003       1997
Equity Growth Fund...................................   2003      2004     1999      2002       2003       1997
Focus Equity Fund....................................   2003      2004     1999      2002       2003       1997
Global Equity Allocation Fund........................   2003      2004     1999      2002       2003       1997
Global Franchise Fund................................   2003      2004     1999      2002       2003       1998
Global Value Equity Fund.............................   2003      2004     1999      2002       2003       1997
International Magnum Fund............................   2003      2004     1999      2002       2003       1997


BOARD COMMITTEES

     The Board of Directors has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Directors", which is defined for purposes herein as who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Directors has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of Directors of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.


     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. In addition to being Independent Directors as defined above, each of these Directors also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Directors of the Fund select and nominate any other nominee Independent Directors for the Fund. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.


     During the Fund's last fiscal year, the Board of Directors held 13 meetings. During the Fund's last fiscal year, the audit committee of the Board held 8 meetings and the brokerage and services committee of the Board held 4 meetings. The governance committee was recently organized and held 5 meetings during the Fund's last fiscal year.


SHAREHOLDER COMMUNICATIONS


     Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the director in the dollar range amounts specified below.

                2003 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES IN THE
FUNDS                                       ARCH      BRANAGAN      CHOATE     DAMMEYER     HEAGY       KENNEDY      KERR
----------------------------------------    ----      --------      ------     --------     -----       -------      ----
American Value Fund....................     none     $1-$10,000      none       none         none      $1-$10,000    none
                                                                                                       $   10,001-
Emerging Markets Fund..................     none     $1-$10,000      none       none         none      $   50,000    none
Emerging Markets Income Fund...........     none     $1-$10,000      none       none         none      $1-$10,000    none
Equity Growth Fund.....................     none     $1-$10,000      none       none         none      $1-$10,000    none
Focus Equity Fund......................     none     $1-$10,000      none       none         none      $1-$10,000    none
Global Equity Allocation Fund..........     none        none         none       none      $1-$10,000   $1-$10,000    none
Global Franchise Fund..................     none     $1-$10,000      none       none         none      $1-$10,000    none
                                                                                                       $   10,001-
Global Value Equity Fund...............     none        none         none       none         none      $   50,000    none
International Magnum Fund..............     none        none         none       none         none      $1-$10,000    none
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen by       $ 50,001-     over         $1-        over      $   10,001-     over        $1-
   director in the Fund Complex........   $100,000    $100,000     $10,000     $100,000   $   50,000   $  100,000   $10,000

DOLLAR RANGE OF EQUITY SECURITIES IN THE
FUNDS                                     NELSON    SONNENSCHEIN   WOOLSEY
----------------------------------------  ------    ------------   -------
American Value Fund....................    none       none          none
Emerging Markets Fund..................    none       none          none
Emerging Markets Income Fund...........    none       none          none
Equity Growth Fund.....................    none       none          none
Focus Equity Fund......................    none       none          none
Global Equity Allocation Fund..........    none       none          none
Global Franchise Fund..................    none       none          none
Global Value Equity Fund...............    none       none          none
International Magnum Fund..............    none       none          none
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen by         $1-       $10,001-     $10,001-
   director in the Fund Complex........   $10,000     $50,000      $50,000

INTERESTED DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                   MERIN       POWERS       WHALEN
----------------------------------------------                   -----       ------       ------
                                                                                        $   10,001-
American Value Fund.........................................      none        none      $   50,000
                                                                                        $   10,001-
Emerging Markets Fund.......................................      none        none      $   50,000
Emerging Markets Income Fund................................      none        none         none
Equity Growth Fund..........................................      none        none         none
                                                                                        $   10,001-
Focus Equity Fund...........................................      none        none      $   50,000
Global Equity Allocation Fund...............................      none        none      $1-$10,000
Global Franchise Fund.......................................      none        none      $1-$10,000
                                                                                        $   10,001-
Global Value Equity Fund....................................      none        none      $   50,000
International Magnum Fund...................................      none        none         none
  Aggregate dollar range of equity securities in all
     registered investment companies overseen by director in      over        over         over
     the Fund Complex.......................................    $100,000    $100,000    $  100,000


     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Director of the Company had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the Director, the dollar range amounts specified below.


          2003 DIRECTOR BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES AND
DEFERRED COMPENSATION IN THE FUNDS       ARCH      BRANAGAN     CHOATE    DAMMEYER     HEAGY       KENNEDY       KERR      NELSON
-------------------------------------    ----      --------     ------    --------     -----       -------       ----      ------
American Value Fund.................     none     $1-$10,000     none      none         none      $1-$10,000     none       none
                                                                                                  $   10,001-
Emerging Markets Fund...............     none     $1-$10,000     none      none         none      $   50,000     none       none
Emerging Markets Income Fund........     none     $1-$10,000     none      none         none      $1-$10,000     none       none
Equity Growth Fund..................     none     $1-$10,000     none      none         none      $1-$10,000     none       none
                                                                                                                            over
Focus Equity Fund...................     none     $1-$10,000     none      none         none      $1-$10,000     none     $100,000
Global Equity Allocation Fund.......     none        none        none      none      $1-$10,000   $1-$10,000     none       none
                                                                 over
Global Franchise Fund...............     none     $1-$10,000   $100,000    none         none      $1-$10,000     none       none
                                                     over                                         $   10,001-
Global Value Equity Fund............     none     $  100,000     none      none         none      $   50,000     none       none
                                                  $   50,001-
International Magnum Fund...........     none     $  100,000     none      none         none      $1-$10,000     none       none
 Aggregate dollar range of equity
   securities and deferred
   compensation in all registered
   investment companies overseen by    $ 50,001-      over       over      over          over         over       over       over
   director in the Fund Complex.....   $100,000     $100,000   $100,000   $100,000     $100,000     $100,000   $100,000   $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND
DEFERRED COMPENSATION IN THE FUNDS     SONNENSCHEIN   WOOLSEY
-------------------------------------  ------------   -------
American Value Fund.................      none          none
Emerging Markets Fund...............      none          none
Emerging Markets Income Fund........      none          none
Equity Growth Fund..................      none          none
Focus Equity Fund...................      none          none
Global Equity Allocation Fund.......      none          none
Global Franchise Fund...............      none          none
Global Value Equity Fund............      none          none
International Magnum Fund...........      none          none
 Aggregate dollar range of equity
   securities and deferred
   compensation in all registered
   investment companies overseen by       over        $ 10,001-
   director in the Fund Complex.....     $100,000     $ 50,000

INTERESTED DIRECTORS


DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN THE FUNDS     MERIN       POWERS       WHALEN
------------------------------------------------------------------------     -----       ------       ------
                                                                                                    $   10,001-
American Value Fund...............................................            none        none      $   50,000
                                                                                                    $   10,001-
Emerging Markets Fund.............................................            none        none      $   50,000
Emerging Markets Income Fund......................................            none        none            none
Equity Growth Fund................................................            none        none            none
                                                                                                    $   10,001-
Focus Equity Fund.................................................            none        none      $   50,000
Global Equity Allocation Fund.....................................            none        none      $1-$10,000
                                                                              over
Global Franchise Fund.............................................          $100,000      none      $1-$10,000
                                                                                                    $   10,001-
Global Value Equity Fund..........................................            none        none      $   50,000
International Magnum Fund.........................................            none        none            none
  Aggregate dollar range of equity securities in all registered               over        over         over
     investment companies overseen by director in the Fund Complex...       $100,000    $100,000    $  100,000


     As of October 1, 2004, the directors and officers of the Funds owned as a group less than 1% of the shares of each of the Funds.


CODE OF ETHICS


     The Fund, the Adviser, each Sub-Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS


     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of providing reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     During the fiscal years ended June 30, 2004, 2003 and 2002, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.


                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................     $3,197,400          $2,957,800          $4,810,600
Emerging Markets Debt Fund(1).................             --                  --                  --
Emerging Markets Fund.........................      2,058,200             899,300           1,269,800
Emerging Markets Income Fund..................        526,400             593,300             760,500
Equity Growth Fund............................        742,800             516,900             620,700
Focus Equity Fund.............................      1,904,300           1,854,300           3,157,700
Global Equity Allocation Fund.................      3,185,200           3,241,900           4,578,200
Global Franchise Fund.........................      9,767,000           4,683,200             809,800
Global Value Equity Fund......................      2,991,100           2,953,100           4,319,500
Growth and Income Fund II(1)..................             --                  --                  --
International Magnum Fund.....................        462,600             400,900             645,100
Japanese Equity Fund(1).......................             --                  --                  --


---------------

(1) Not operational as of June 30, 2004.

     During the fiscal years ended June 30, 2004, 2003 and 2002, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.


                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................      $     --            $     --            $     --
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................       270,700             376,100             323,400
Emerging Markets Income Fund..................        84,400              21,500                  --
Equity Growth Fund............................        72,100              41,800              81,700
Focus Equity Fund.............................       191,500             211,800             198,500
Global Equity Allocation Fund.................       174,500             137,700                  --
Global Franchise Fund.........................            --                  --               1,700
Global Value Equity Fund......................            --                  --                  --
Growth and Income Fund II(1)..................            --                  --                  --
International Magnum Fund.....................        94,300             151,100              86,200
Japanese Equity Fund(1).......................            --                  --                  --


---------------

(1) Not operational as of June 30, 2004.


     MSIM Limited is the investment sub-adviser to Global Franchise Fund, Global Value Equity Fund and International Magnum Fund. MSIM Company and MSAITM are sub-advisers to International Magnum Fund. The sub-advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments. The sub-advisers are entitled to receive sub-advisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and Sub-adviser but in no event is excess of the amount that the Adviser actually receives from the Fund pursuant to its Advisory Agreement.


     Each Advisory Agreement and each sub-advisory agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement and each sub-advisory agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving each Advisory Agreement and each subadvisory agreement, the Board of Directors, including the non-interested Directors, considered the nature, quality and scope of the services provided by the Adviser and subadviser, the performance, fees and expenses of each Fund compared to other similar investment companies, the Adviser's and subadviser's expenses in providing the services and the profitability of the Adviser, the subadviser and their affiliated companies. The Board of Directors also reviewed the benefit to the Adviser and subadviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser and subadviser derive from their relationship with the Funds. The Board of Directors considered the extent to which any economies of scale experienced by the Adviser or subadviser are shared with the respective Fund's shareholders, and the propriety of existing and alternative breakpoints in the respective Fund's advisory fee schedule. The Board of Directors considered comparative advisory fees of the Funds and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Funds. The Board of Directors reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Directors discussed the financial strength of the Adviser, the subadviser and their affiliated companies and the capability of the personnel of the Adviser and subadviser. The Board of Directors reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Directors, including the non-interested Directors, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement and each subadvisory agreement was in the best interests of each Fund and its shareholders.

LITIGATION INVOLVING THE ADVISER


     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Funds, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Directors of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Funds, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.



     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Directors of certain Van Kampen funds; the named investment companies, including the Funds, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Directors of the funds, recission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.


     The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.


     The Adviser and the International Magnum Fund are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the International Magnum Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation, and no provision has been made in the International Magnum Funds' financial statements for the effect, if any, of this matter.


                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


                                                              FISCAL YEAR ENDED
                         FUND NAME                              JUNE 30, 2004
                         ---------                            -----------------
American Value Fund.........................................       $27,100
Emerging Markets Debt Fund(1)...............................            --
Emerging Markets Fund.......................................        15,800
Emerging Markets Income Fund................................        15,600
Equity Growth Fund..........................................        20,900
Focus Equity Fund...........................................        27,500
Global Equity Allocation Fund...............................        40,600
Global Franchise Fund.......................................        63,600
Global Value Equity Fund....................................        23,200
Growth and Income Fund II(1)................................            --
International Magnum Fund...................................        19,400
Japanese Equity Fund(1).....................................            --


---------------

(1) Not operational as of June 30, 2004.

ADMINISTRATION AGREEMENT

     Until March 1, 2003, the Adviser provided certain administrative services to the Company pursuant to an administration agreement between the Adviser and the Company. The services provided under the Administration Agreement were subject to the supervision of the officers of the Fund and Board of Directors of the Company and included day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provided that the Administrator through its agents would provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provided that the Administrator would not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

     Under a sub-administration agreement between the Administrator and JPMorgan Chase Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

     During the fiscal years ended June 30, 2004, 2003 and 2002, the Adviser received the approximate administrative fees from the Funds as set forth in the table below.


                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................         N/A              $603,200           $1,451,300
Emerging Markets Debt Fund(1).................          --                    --                   --
Emerging Markets Fund.........................         N/A               179,100              323,300
Emerging Markets Income Fund..................         N/A               130,400              258,300
Equity Growth Fund............................         N/A               113,800              223,900
Focus Equity Fund.............................         N/A               387,300              957,600
Global Equity Allocation Fund.................         N/A               580,400            1,162,700
Global Franchise Fund.........................         N/A               683,300              203,600
Global Value Equity Fund......................         N/A               517,800            1,103,100
Growth and Income Fund II(1)..................          --                    --                   --
International Magnum Fund.....................         N/A               119,300              230,400
Japanese Equity Fund(1).......................          --                    --                   --


---------------

(1) Not operational as of June 30, 2004.


N/A -- Not applicable. Agreement terminated March 1, 2003.


LEGAL SERVICES AGREEMENT


     The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended June 30, 2004, 2003 and 2002, Van Kampen Investments received the following approximate fees from the Funds pursuant to the legal services agreement:


                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................       $24,200             $26,800             $33,100
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................        34,800              20,100              16,300
Emerging Markets Income Fund..................        16,900              17,500              16,100
Equity Growth Fund............................        15,900              18,500              14,400
Focus Equity Fund.............................        21,700              21,100              28,100
Global Equity Allocation Fund.................        25,400              28,000              33,600
Global Franchise Fund.........................        54,700              39,500              25,500
Global Value Equity Fund......................        24,100              26,100              32,900
Growth and Income Fund II(1)..................            --                  --                  --
International Magnum Fund.....................        12,100              16,800              15,900
Japanese Equity Fund(1).......................            --                  --                  --


---------------

(1) Not operational as of June 30, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.


                                       FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                         JUNE 30, 2004                JUNE 30, 2003                JUNE 30, 2002
                                   --------------------------   --------------------------   --------------------------
                                      TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
            FUND NAME              COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
            ---------              ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund..............   $  666,620    $  105,093     $  146,858     $ 16,100      $  138,409      $14,704
Emerging Markets Debt Fund(1)....           --            --             --           --              --           --
Emerging Markets Fund............      243,534        34,985         68,294        4,806         135,535       14,887
Emerging Markets Income Fund.....       51,206         6,550         56,964        6,630          32,978        4,088
Equity Growth Fund...............      628,589       110,795        329,751       50,694         280,746       42,748
Focus Equity Fund................      263,464        44,900        224,006       27,850         613,403       90,488
Global Equity Allocation Fund....      255,748        38,367        298,912       40,900         581,585       75,160
Global Franchise Fund............    9,950,458     1,491,619      4,386,457      614,000       2,191,796      322,412
Global Value Equity Fund.........      541,697        88,800        232,006       36,500         133,607       13,682
Growth and Income Fund II(1).....           --            --             --           --              --           --
International Magnum Fund........       91,258         4,700        327,735       17,410         214,245       13,179
Japanese Equity Fund(1)..........           --            --             --           --              --           --


---------------

(1) Not operational as of June 30, 2004.

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

     With respect to Emerging Markets Debt Fund and Emerging Markets Income
Fund:

                                                        TOTAL SALES CHARGE
                                                      ----------------------     REALLOWED
                                                      AS % OF    AS % OF NET     TO DEALERS
                                                      OFFERING     AMOUNT        AS A % OF
                 SIZE OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
                 ------------------                   --------   -----------   --------------
Less than $100,000..................................    4.75%       4.99%           4.25%
$100,000 but less than $250,000.....................    3.75%       3.90%           3.25%
$250,000 but less than $500,000.....................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000...................    2.00%       2.04%           1.75%
$1,000,000 or more..................................       *           *               *

     With respect to all of the remaining Funds:

                                                        TOTAL SALES CHARGE
                                                      ----------------------     REALLOWED
                                                      AS % OF    AS % OF NET     TO DEALERS
                                                      OFFERING     AMOUNT        AS A % OF
                 SIZE OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
                 ------------------                   --------   -----------   --------------
Less than $50,000...................................    5.75%       6.10%           5.00%
$50,000 but less than $100,000......................    4.75%       4.99%           4.00%
$100,000 but less than $250,000.....................    3.75%       3.90%           3.00%
$250,000 but less than $500,000.....................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000...................    2.00%       2.04%           1.75%
$1,000,000 or more..................................       *           *               *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The eighteen-month period (or one-year period, as applicable) ends on the first business day of the nineteenth month (or thirteenth month, as applicable) after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses. With respect to shares purchased prior to December 1, 2004, a commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of a Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.



     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.



     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.



     Each of the Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Fund's Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

     The Plans obligate the Funds to accrue and pay to the Distributor the compensation fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan.

     Because each Fund is a series of the Company, amounts paid to the Distributor for expenses of one series of the Company may indirectly benefit the other series of the Company. The Distributor will endeavor to allocate such expenses among such series in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     As of June 30, 2004, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.


                                                    B SHARES                       C SHARES
                                          ----------------------------   ----------------------------
                                                          APPROXIMATE                    APPROXIMATE
                                          APPROXIMATE    PERCENTAGE OF   APPROXIMATE    PERCENTAGE OF
                                          UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
               FUND NAME                  DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
               ---------                  ------------   -------------   ------------   -------------
American Value Fund.....................   $  925,900    less that 1%     $    6,200    less than 1%
Emerging Markets Debt Fund(1)...........           --              --             --              --
Emerging Markets Fund...................    4,470,800           8.01%      2,378,700           6.87%
Emerging Markets Income Fund............    2,957,100          10.10%        294,300           2.05%
Equity Growth Fund......................      884,100           2.63%         25,300           0.12%
Focus Equity Fund.......................    1,137,300           1.07%         39,500           0.19%
Global Equity Allocation Fund...........                                     358,900           0.94%
Global Franchise Fund...................    8,279,400           2.19%        428,500           0.17%
Global Value Equity Fund................    4,045,500           1.83%          2,900           0.01%
Growth and Income Fund II(1)............           --              --             --              --
International Magnum Fund...............      469,700           1.91%         16,700           0.26%
Japanese Equity Fund(1).................           --              --             --              --


---------------


(1) Not operational as of June 30, 2004.



     If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended June 30, 2004, the Distributor received aggregate fees under the Plans as follows:


                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                         FUND NAME                              JUNE 30, 2004      NET ASSETS
                         ---------                            -----------------   -------------
American Value Fund -- Class A..............................     $  360,967            .25%
American Value Fund -- Class B..............................      1,547,419           1.00%
American Value Fund -- Class C..............................        611,089           1.00%
Emerging Markets Debt Fund -- Class A(1)....................             --              --
Emerging Markets Debt Fund -- Class B(1)....................             --              --
Emerging Markets Debt Fund -- Class C(1)....................             --              --
Emerging Markets Fund -- Class A............................        266,765            .25%
Emerging Markets Fund -- Class B............................        507,258           1.00%
Emerging Markets Fund -- Class C............................        321,815           1.00%
Emerging Markets Income Fund -- Class A.....................         76,929            .25%
Emerging Markets Income Fund -- Class B.....................        359,002           1.00%
Emerging Markets Income Fund -- Class C.....................        166,223           1.00%
Equity Growth Fund -- Class A...............................        119,117            .25%
Equity Growth Fund -- Class B...............................        336,205           1.00%
Equity Growth Fund -- Class C...............................        237,493           1.00%
Focus Equity Fund -- Class A................................        237,996            .25%
Focus Equity Fund -- Class B................................      1,132,345           1.00%
Focus Equity Fund -- Class C................................        236,598           1.00%
Global Equity Allocation Fund -- Class A....................        448,247            .25%
Global Equity Allocation Fund -- Class B....................        497,364           0.43%
Global Equity Allocation Fund -- Class C....................        412,617           1.00%
Global Franchise Fund -- Class A............................      1,298,685            .25%
Global Franchise Fund -- Class B............................      2,769,067           1.00%
Global Franchise Fund -- Class C............................      1,754,988           1.00%
Global Value Equity Fund -- Class A.........................        141,716            .25%
Global Value Equity Fund -- Class B.........................      2,165,100           1.00%
Global Value Equity Fund -- Class C.........................        247,931            .99%
Growth and Income Fund II -- Class A(1).....................             --              --
Growth and Income Fund II -- Class B(1).....................             --              --
Growth and Income Fund II -- Class C(1).....................             --              --
International Magnum Fund -- Class A........................         93,036            .25%
International Magnum Fund -- Class B........................        240,565           1.00%
International Magnum Fund -- Class C........................         68,101           1.00%
Japanese Equity Fund -- Class A(1)..........................             --              --
Japanese Equity Fund -- Class B(1)..........................             --              --
Japanese Equity Fund -- Class C(1)..........................             --              --


---------------

(1) Not operational as of June 30, 2004.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.



     The Adviser and/or the Distributor may pay compensation, out of their own resources and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen Funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different authorized dealers.



     With respect to Morgan Stanley DW financial advisors and intermediaries, these payments currently include the following amounts: (1) for shares sold through Morgan Stanley DW's Mutual Fund Network (excluding sales through Morgan Stanley DW 401(k) platforms) -- (a) an amount equal to 0.20% of value (at the time of sale) of gross sales of Fund shares and (b) for those shares purchased on or after January 1, 2001, an ongoing annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more; and (2) for shares sold through Morgan Stanley DW 401(k) platforms -- an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.



     With respect to other authorized dealers, you should review carefully any disclosure by your authorized dealer as to its compensation.



     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or their authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     With respect to the following funds, the Distributor has entered into agreements with the following firms whereby certain shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s):

AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EMERGING MARKETS FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, NA
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EMERGING MARKETS INCOME FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company

Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

EQUITY GROWTH FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

FOCUS EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated

Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

GLOBAL FRANCHISE FUND
American Century Retirement Services Inc.
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)

ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC

INTERNATIONAL MAGNUM FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith Incorporated
Morgan Stanley DW Inc.
National Deferred Compensations, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.

Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

     Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT


     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Funds and are approved by the Funds' Board of Directors. The transfer agency fees are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Directors.

     With respect to the Emerging Markets Debt Fund and the Emerging Markets Income Fund, most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Funds may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                              EMERGING                   EMERGING
                                                 AMERICAN     MARKETS      EMERGING      MARKETS        EQUITY         FOCUS
              FISCAL YEAR ENDED                   VALUE         DEBT       MARKETS        INCOME        GROWTH         EQUITY
                JUNE 30, 2004                      FUND       FUND(1)        FUND          FUND          FUND           FUND
              -----------------                  --------     --------     --------      --------       ------         ------
Total brokerage commissions..................  $  2,164,048       --     $    780,586          --    $    350,594   $    738,155
Commissions with Morgan Stanley & Co.
 Incorporated................................  $     21,984       --     $     20,498          --    $        140   $      4,077
 Percentage of commissions with affiliate to
   total commissions.........................          1.02%      --             2.63%         --            0.04%          0.55%
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated................................          0.42%      --             0.57%         --            0.01%          0.20%
Commissions for research services............  $  1,501,662       --     $    734,809    $  7,453    $    332,091   $    757,006
Value of research transactions...............  $639,146,023       --     $380,412,698    $585,751    $256,086,898   $549,283,894


                                                GLOBAL EQUITY       GLOBAL
              FISCAL YEAR ENDED                  ALLOCATION       FRANCHISE
                JUNE 30, 2004                       FUND             FUND
              -----------------                 -------------     ---------
Total brokerage commissions..................  $       160,410   $    539,746
Commissions with Morgan Stanley & Co.
 Incorporated................................  $             0   $          0
 Percentage of commissions with affiliate to
   total commissions.........................                0%             0%
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated................................                0%             0%
Commissions for research services............  $     56,166.78   $    399,989
Value of research transactions...............  $634,667,106.07   $236,962,093

                                                                             GROWTH
                                                                 GLOBAL       AND        INTER-
                                                                 VALUE       INCOME     NATIONAL     JAPANESE
                     FISCAL YEAR ENDED                           EQUITY       FUND       MAGNUM       EQUITY
                       JUNE 30, 2004                              FUND       II(1)        FUND       FUND(1)
                     -----------------                           ------      ------     --------     --------
Total brokerage commissions.................................  $    382,818      --    $    120,995       --
Commissions with Morgan Stanley & Co. Incorporated..........  $     15,551      --    $        485       --
 Percentage of commissions with affiliates to total
   commissions..............................................          4.06%     --            0.40%      --
Percentage of total value of brokerage transactions with
 Morgan Stanley & Co. Incorporated..........................          0.31%     --            0.02%      --
Commission for research services............................  $    382,817      --    $    122,793       --
Value of research transactions..............................  $271,172,462      --    $124,592,731       --


---------------

(1) Not operational as of June 30, 2004.


                                                EMERGING                EMERGING                             GLOBAL
                                    AMERICAN    MARKETS     EMERGING    MARKETS     EQUITY      FOCUS        EQUITY      GLOBAL
        FISCAL YEAR ENDED            VALUE        DEBT      MARKETS      INCOME     GROWTH      EQUITY     ALLOCATION   FRANCHISE
          JUNE 30, 2003               FUND      FUND(1)       FUND        FUND       FUND        FUND         FUND        FUND
        -----------------           --------    --------    --------    --------    ------      ------     ----------   ---------
Total brokerage commissions......  $2,658,527       --      $473,255       $0      $393,178   $1,390,962    $286,351    $544,061
Commissions with Morgan Stanley &
 Co. Incorporated................  $        0       --      $ 13,188       $0      $ 10,967   $   22,527    $      0    $  1,503



                                                                              GROWTH      INTER-
                                                                GLOBAL         AND       NATIONAL   JAPANESE
                     FISCAL YEAR ENDED                           VALUE        INCOME      MAGNUM     EQUITY
                       JUNE 30, 2003                          EQUITY FUND   FUND II(1)     FUND     FUND(1)
                     -----------------                        -----------   ----------   --------   --------
Total brokerage commissions.................................   $248,105          --      $137,776       --
Commissions with Morgan Stanley & Co. Incorporated..........   $ 16,612          --      $    524       --


---------------

(1) Not operational as of June 30, 2003.


                                                  EMERGING                EMERGING                           GLOBAL
                                      AMERICAN    MARKETS     EMERGING    MARKETS     EQUITY     FOCUS       EQUITY      GLOBAL
         FISCAL YEAR ENDED             VALUE        DEBT      MARKETS      INCOME     GROWTH     EQUITY    ALLOCATION   FRANCHISE
           JUNE 30, 2002                FUND      FUND(1)       FUND        FUND       FUND       FUND        FUND        FUND
         -----------------           ----------   --------   ----------   --------   --------   --------   ----------   ---------
Total brokerage commissions........  $2,322,090       --      $566,477     $   0     $229,250   $890,226    $204,743    $153,492
Commissions with Morgan Stanley &
 Co. Incorporated..................      --           --      $ 33,524        --     $ 20,413   $ 43,669      --        $    163



                                                               GLOBAL      GROWTH      INTER-
                                                               VALUE        AND       NATIONAL   JAPANESE
                     FISCAL YEAR ENDED                         EQUITY      INCOME      MAGNUM     EQUITY
                       JUNE 30, 2002                            FUND     FUND II(1)     FUND     FUND(1)
                     -----------------                        --------   ----------   --------   --------
Total brokerage commissions.................................  $522,842        --      $152,525       --
Commissions with Morgan Stanley & Co. Incorporated..........  $ 14,547        --      $     70       --


---------------

(1) Not operational as of June 30, 2002.

                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale. There is no reinstatement privilege for Class I Shares of the Fund.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

     In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     As described in the Funds' Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, the contingent deferred sales charge may be imposed on certain redemptions made within one year of the purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

     Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS


     The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.


     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Funds' investment practices are subject to special provisions of the Code that among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

     Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.

     A Fund may invest in or own debt securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or are in default. Investments in debt securities that are at risk of or in default present special tax issues for such a Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. In the case of a Fund intending to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by such Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by such Fund will consist of "qualified dividend income." In the case of a Fund that intends to invest primarily in debt securities, ordinary income dividends paid by such Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.


     Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration date. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.


     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-United States status.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.


     The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act.


     If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S.

citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING


     A Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                            PERFORMANCE INFORMATION

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

     From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectus. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

     Total return figures are calculated according to the following formula:

     P(1 + T)(n) = ERV

     where:

      P    =   a hypothetical initial payment
      T    =   average annual total return
      n    =   number of years
    ERV    =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
               the 1-, 5-, or 10-year periods (or fractional portion
               thereof).


     Calculated using the formula above, the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2004 (none of the Funds had outstanding Class I Shares as of June 30, 2004) for the one, five and ten year periods ended June 30, 2004 and for the period from the inception of each Fund through June 30, 2004 are as follows:



                                                ONE-YEAR        FIVE-YEAR       TEN-YEAR        INCEPTION
                                  INCEPTION   PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       THROUGH
                                    DATE      JUNE 30, 2004   JUNE 30, 2004   JUNE 30, 2004   JUNE 30, 2004
                                  ---------   -------------   -------------   -------------   -------------
American Value Fund
  Class A Shares................  10/18/93       20.34%           0.51%          10.55%           9.71%
  Class B Shares(1).............  08/01/95       21.74%           0.68%             N/A           9.76%
  Class C Shares(1).............  10/18/93       25.73%           1.06%          10.43%           9.54%
Emerging Markets Debt Fund(2)
  Class A Shares................       N/A           --              --              --              --
  Class B Shares................       N/A           --              --              --              --
  Class C Shares................       N/A           --              --              --              --

                                                ONE-YEAR        FIVE-YEAR       TEN-YEAR        INCEPTION
                                  INCEPTION   PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       THROUGH
                                    DATE      JUNE 30, 2004   JUNE 30, 2004   JUNE 30, 2004   JUNE 30, 2004
                                  ---------   -------------   -------------   -------------   -------------
Emerging Markets Fund
  Class A Shares................  07/06/94       25.60%           1.95%             N/A           0.27%
  Class B Shares(1).............  08/01/95       27.15%           2.16%             N/A           1.41%
  Class C Shares(1).............  07/06/94       31.15%           2.47%             N/A           0.16%
Emerging Markets Income Fund
  Class A Shares................  04/21/94        0.20%           3.16%           5.97%           6.14%
  Class B Shares(1).............  08/01/95        0.48%           3.20%             N/A           5.70%
  Class C Shares(1).............  04/21/94        3.44%           3.41%           5.70%           5.86%
Equity Growth Fund
  Class A Shares................  05/28/98        8.19%          -5.31%             N/A          -0.75%
  Class B Shares................  05/28/98        8.92%          -5.14%             N/A          -0.50%
  Class C Shares................  05/28/98       12.86%          -4.80%             N/A          -0.44%
Focus Equity Fund
  Class A Shares................  01/02/96        7.23%          -5.98%             N/A           7.69%
  Class B Shares................  01/02/96        7.93%          -5.84%             N/A           7.77%
  Class C Shares................  01/02/96       11.93%          -5.58%             N/A           7.64%
Global Equity Allocation Fund
  Class A Shares................  01/04/93       14.17%          -1.89%           6.26%           7.19%
  Class B Shares(1).............  08/01/95       16.26%          -1.52%             N/A           5.79%
  Class C Shares(1).............  01/04/93       19.22%          -1.44%           6.10%           6.96%
Global Franchise Fund
  Class A Shares................  09/25/98       17.20%          13.16%             N/A          15.10%
  Class B Shares................  09/25/98       18.46%          13.46%             N/A          15.39%
  Class C Shares................  09/25/98       22.45%          13.62%             N/A          15.54%
Global Value Equity Fund
  Class A Shares................  10/29/97       18.48%           0.89%             N/A           2.92%
  Class B Shares................  10/29/97       19.69%           1.10%             N/A           3.09%
  Class C Shares................  10/29/97       23.72%           1.43%             N/A           3.15%
Growth and Income Fund II(2)
  Class A Shares................       N/A           --              --              --              --
  Class B Shares................       N/A           --              --              --              --
  Class C Shares................       N/A           --              --              --              --
International Magnum Fund
  Class A Shares................  07/01/96       20.99%          -2.79%             N/A           0.52%
  Class B Shares................  07/01/96       22.51%          -2.58%             N/A           0.55%
  Class C Shares................  07/01/96       26.60%          -2.28%             N/A           0.56%
Japanese Equity Fund(2)
  Class A Shares................       N/A           --              --              --              --
  Class B Shares................       N/A           --              --              --              --
  Class C Shares................       N/A           --              --              --              --

---------------


(1) The Class B Shares listed above were created on May 1, 1995. The original Class B Shares were renamed Class C Shares, as listed above, on May 1, 1995. The Class B Shares commenced operations on August 1, 1995.



(2) The Emerging Markets Debt Fund, the Growth and Income Fund II, and the Japanese Equity Fund had not commenced operations in the fiscal year ended June 30, 2004.


YIELD FOR CERTAIN FUNDS

     From time to time certain of the Funds may advertise yield.

     Current yield reflects the income per share earned by a Fund's investments.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Current yield figures are obtained using the following formula:


   Yield = 2[( a - b  + 1)(6) - 1]
               -----
                cd

     where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period

     The respective current yields for the following Funds 30-day period ended June 30, 2004 were as follows:


                                                              CLASS A   CLASS B   CLASS C
FUND NAME                                                     SHARES    SHARES    SHARES
---------                                                     -------   -------   -------
Emerging Markets Income Fund (nonsubsidized)................   5.37%     4.93%     4.91%
Emerging Markets Income Fund (subsidized)...................   4.47%     3.96%     3.96%


COMPARISONS

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

     Each Fund's performance will fluctuate. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles.

However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

     The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to each of the Funds.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.


PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD



     A copy of the Funds' proxy voting policy and procedures is included as Appendix B to this Statement of Additional Information. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Company performs an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Company's independent registered public accounting firm.


LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of each of the Funds of the Company, including the respective Reports of Independent Registered Public Accounting Firm are incorporated herein by reference to the Annual Reports to shareholders for each Fund dated June 30, 2004. The Annual Reports may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Reports are included as part of the Company's filing on Form N-CSR as filed with the SEC on August 30, 2004 and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation: and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

MUNICIPAL NOTES

     A S&P's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

TAX-EXEMPT DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

TAX-EXEMPT COMMERCIAL PAPER

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

PREFERRED STOCK

     Preferred stock rating symbols and their definitions are as follows:

     aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

     baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        -  Selection or ratification of auditors.

        -  Approval of financial statements, director and auditor reports.

        -  Election of Directors.

        - Limiting Directors' liability and broadening indemnification of Directors.

        - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

        -  General updating/corrective amendments to the charter.

        -  Elimination of cumulative voting.

        -  Elimination of preemptive rights.

        - Provisions for confidential voting and independent tabulation of voting results.

        - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

        - Capitalization changes that eliminate other classes of stock and voting rights.

        - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

        - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

        -  Proposals for share repurchase plans.

        - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

        -  Proposals to effect stock splits.

        - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

        - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

        - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

        - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

        - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        -  Creation of "blank check" preferred stock.

        -  Changes in capitalization by 100% or more.

        - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

        - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

        -  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

        - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

        - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

           (i)  Whether the stock option plan is incentive based;

           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

        -  Proposals requiring shareholder ratification of poison pills.

        - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

        -  Requiring auditors to attend the annual meeting of shareholders.

        - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

        - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

        -  Confidential voting.

        -  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        -  Proposals that limit tenure of directors.

        -  Proposals to limit golden parachutes.

        - Proposals requiring directors to own large amounts of stock to be eligible for election.

        -  Restoring cumulative voting in the election of directors.

        - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        -  Proposals that limit retirement benefits or executive compensation.

        -  Requiring shareholder approval for bylaw or charter amendments.

        - Requiring shareholder approval for shareholder rights plan or poison pill.

        -  Requiring shareholder approval of golden parachutes.

        -  Elimination of certain anti-takeover related provisions.

        -  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

        - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

        (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

        (c)  The Committee will meet at least monthly to (among other matters):
             (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

        (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS


(a)  (1)         Articles of Amendment and Restatement(10)
     (2)         Articles Supplementary (adding Registrant's Japanese Equity
                 Fund) to the Amended and Restated Articles of
                 Incorporation(16)
     (3)         Articles Supplementary (adding Registrant's Global Equity,
                 Emerging Market Debt, and Equity Growth Funds) to the
                 Amended and Restated Articles of Incorporation(18)
     (4)         Articles Supplementary (changing the name of Morgan Stanley
                 Equity Growth to Van Kampen Equity Growth) to the Amended
                 and Restated Articles of Incorporation(24)
     (5)         Articles Supplementary (adding Registrant's Global Franchise
                 Fund) to the Amended and Restated Articles of
                 Incorporation(24)
     (6)         Articles of Amendment (changing the corporate name from
                 Morgan Stanley Fund, Inc. to Van Kampen Series Fund, Inc.)
                 to the Amended and Restated Articles of Incorporation(25)
     (7)         Articles Supplementary (changing the name of each fund) to the Amended and Restated Articles of Incorporation(25)
     (8)         Articles Supplementary (changing the name of Van Kampen
                 Aggressive Equity Fund to Van Kampen Focus Equity Fund) to
                 the Amended and Restated Articles of Incorporation(27)
     (9)         Articles Supplementary (changing the name of Van Kampen
                 Global Franchise Fund to Van Kampen Tax Managed Global
                 Franchise Fund) to the Amended and Restated Articles of
                 Incorporation(29)
    (10)         Articles Supplementary (changing the name of Van Kampen
                 Global Equity Fund to Van Kampen Global Value Equity Fund
                 and Van Kampen Tax Managed Global Franchise Fund to Van
                 Kampen Global Franchise Fund) to the Amended and Restated
                 Articles of Incorporation(31)
    (11)         Articles Supplementary (changing the name of Van Kampen
                 Worldwide High Income Fund to Van Kampen Emerging Markets
                 Income Fund) to the Amended and Restated Articles of
                 Incorporation(33)
    (12)         Articles Supplementary (adding Class I Shares) to the
                 Amended and Restated Articles of Incorporation+
(b)              Amended and Restated By-Laws(10)
(c)  (1)         Specimen stock certificates relating to all of the Funds of the Registrant(20)
     (2)         Specimen Class I Shares stock certificates relating to
                 relevant Funds of the Registrant+
(d)  (1)         Investment Advisory Agreement(30)
     (2)         Investment Sub-Advisory Agreement between Van Kampen
                 Investment Advisory Corp. and Morgan Stanley Investment
                 Management Company(33)
     (3)         Investment Sub-Advisory Agreement between Van Kampen
                 Investment Advisory Corp. and Morgan Stanley Asset &
                 Investment Trust Management Co., Limited(33)
     (4)         Investment Sub-Advisory Agreement between Van Kampen
                 Investment Advisory Corp. and Morgan Stanley Investment
                 Management Limited(33)
(e)  (1)         Distribution Agreement(18)
     (2)         Form of Dealer Agreement(33)
(f)  (1)         Form of Trustee Deferred Compensation Agreement( *)
     (2)         Form of Trustee Retirement Plan( *)
(g)  (1)         Custodian Contract(33)
     (2)         Transfer Agency and Service Agreement(33)
(h)  (1)         Amended and Restated Legal Services Agreement(33)

     (2)         Fund Accounting Agreement(33)
(i)  (1)         Opinion of Miles & Stockbridge P.C.+
     (2)         Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(j)              Consent of Deloitte & Touche LLP+
(k)              Not applicable
(l)              Purchase Agreement(11)
(m)  (1)         Distribution Plan Pursuant to Rule 12b-1:
         (i)     Plan of Distribution for Class A Shares of the American
                 Value, Emerging Markets Income, Emerging Markets, Global
                 Equity Allocation, International Magnum and Focus Equity
                 Funds(18)
         (ii)    Plan of Distribution of the Japanese Equity, Growth and
                 Income II, Global Equity, Emerging Markets Debt, Equity
                 Growth, and Global Franchise Funds(18)
         (iii)   Amended and Restated Plan of Distribution for Class B and
                 Class C Shares of the American Value, Emerging Markets
                 Income, Emerging Markets, Global Equity Allocation,
                 International Magnum, Focus Equity, Global Equity, Emerging
                 Markets Debt, Equity Growth, and Global Franchise Funds(18)
         (iv)    Plan of Distribution for Class B and Class C Shares of the
                 Japanese Equity and Growth and Income II Funds(18)
     (2)         Form of Amended and Restated Service Plan(33)
(n)              Third Amended and Restated Multi-Class Plan+
(p)  (1)         Code of Ethics of the Adviser and the Distributor+
     (2)         Code of Ethics for the Funds(30)
     (3)         Code of Ethics of Principal Executive Officer and Senior
                 Financial Officers+
(q)              Power of Attorney(34)
(z)  (1)         List of certain investment companies in response to Item
                 27(a)+
     (2)         List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

(18) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2000.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 26, 2001.


(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 25, 2002.


 (*) Incorporated herein by reference to Post-Effective 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.


(33) Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via Edgar on October 28, 2003.



(34) Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via Edgar on August 28, 2004.


  +     Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     See the Statement of Additional Information

ITEM 25. INDEMNIFICATION

     Pursuant to Maryland General Corporate Law ("MGCL") Code Ann. Article III
Section 2-418, a Maryland corporation may provide in its governing instrument for the indemnification of its officers and directors from and against any and all claims and demands whatsoever.

     Reference is made to Article Seventh, Section 2 of the Registrant's Articles of Amendment and Restatement. Article Seventh of the Articles of Amendment and Restatement provides that each officer and director of the Registrant shall be indemnified by the Registrant against all expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative in which the officer or director may be or may have been involved by reason of being or having been an officer or director, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification.

     The Registrant has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or directors would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 6 of the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Van Kampen Funds Inc. (the "Distributor"), its directors and officers and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending any such claims, demands, or liabilities and any counsel fees incurred in connection therewith arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person is expressly conditioned upon the Registrant's being promptly notified of any action brought against any such persons.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISERS

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

     See "Investment Advisory Services" in each Prospectus and "Directors and Officers" and "Investment Advisory Agreement," in the Statement of Additional Information for information regarding the business of Morgan Stanley Investment Management Limited (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-26847) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Asset & Investment Trust Management Co., Limited (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-62152) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Investment Management Company (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-62173) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with The Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Directors and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; (iii) by the Subadvisers, will be maintained at Morgan Stanley Investment Management Limited, 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA; Morgan Stanley Investment Management Company, 23 Church Street, 16-01 Capital Square, Singapore 049481; and Morgan Stanley Asset & Investment Trust Management Co., Limited, Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009; (iv) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, Van Kampen Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of October, 2004.


                                      VAN KAMPEN SERIES FUND, INC.

                                      By:       /s/ STEFANIE CHANG YU
                                         ---------------------------------------
                                              Stefanie Chang Yu, Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on October 27, 2004 by the following persons in the capacities indicated.



                      SIGNATURE                                      TITLES
                      ---------                                      ------
Principal Executive Officer:

               /s/ RONALD E. ROBISON*                  Executive Vice President and
-----------------------------------------------------    Principal Executive Officer
                  Ronald E. Robison

Principal Financial Officer:

                 /s/ JAMES M. DYKAS*                   Chief Financial Officer and Treasurer
-----------------------------------------------------
                   James M. Dykas

Directors:

                 /s/ DAVID C. ARCH*                    Director
-----------------------------------------------------
                    David C. Arch

               /s/ J. MILES BRANAGAN*                  Director
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Director
-----------------------------------------------------
                   Jerry D. Choate

                  /s/ ROD DAMMEYER*                    Director
-----------------------------------------------------
                    Rod Dammeyer

               /s/ LINDA HUTTON HEAGY*                 Director
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Director
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ HOWARD J KERR*                    Director
-----------------------------------------------------
                    Howard J Kerr

               /s/ MITCHELL M. MERIN*                  President and Director
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                   Director
-----------------------------------------------------
                   Jack E. Nelson

             /s/ RICHARD F. POWERS, III*               Director
-----------------------------------------------------
               Richard F. Powers, III

                      SIGNATURE                                      TITLES
                      ---------                                      ------

              /s/ HUGO F. SONNENSCHEIN*                Director
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/ WAYNE W. WHALEN*                   Director
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Director
-----------------------------------------------------
                 Suzanne H. Woolsey

---------------
* Signed by Stefanie Chang Yu pursuant to a power of attorney filed herewith.

                /s/ STEFANIE CHANG YU
-----------------------------------------------------
                  Stefanie Chang Yu
                  Attorney-in-Fact



                                                                October 27, 2004

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 35 TO FORM N-1A



  EXHIBIT
  NUMBER     EXHIBIT
  -------    -------
(a) (12)     Articles Supplementary (adding Class I Shares) to the
             Amended and Restated Articles of Incorporation
(c) (2)      Specimen Class I Shares stock certificates relating to
             relevant Funds of the Registrant
(i) (1)      Opinion of Miles & Stockbridge P.C.
    (2)      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(j)          Consent of Deloitte & Touche LLP
(n)          Third Amended and Restated Multi-Class Plan
(p) (1)      Code of Ethics of the Adviser and the Distributor
    (3)      Code of Ethics of Principal Executive Officer and Senior
             Financial Officers
(z) (1)      List of certain investment companies in response to Item
             27(a)
    (2)      List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)